As filed with the Securities and Exchange Commission on March 4, 2014

Securities Act File No. 333-193986

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

TPG Specialty Lending, Inc.

(Exact Name of Registrant as Specified in Charter)

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

(Address of Principal Executive Offices) (817) 871-4000

(Registrant’s Telephone Number, including Area Code)

David Stiepleman

c/o TPG Specialty Lending, Inc.

345 California Street, Suite 3300

San Francisco, CA 94104

(Name and Address of Agent for Service)

WITH COPIES TO:

Michael A. Gerstenzang, Esq. Adam E. Fleisher, Esq.	Stuart H. Gelfond, Esq. Paul D. Tropp, Esq.
Helena K. Grannis, Esq.	Fried, Frank, Harris, Shriver & Jacobson LLP
Cleary Gottlieb Steen & Hamilton LLP	One New York Plaza
One Liberty Plaza	New York, NY 10004
New York, NY 10006	Telephone: (212) 859-8000
Telephone: (212) 225-2000	Facsimile: (212) 859-4000
Facsimile: (212) 225-3999

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated March 4, 2014

PRELIMINARY PROSPECTUS

TPG Specialty Lending, Inc.

            Shares

Common Stock

We are a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We seek to generate current income primarily through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities.

As of December 31, 2013, our investment portfolio consisted of 30 investments in 27 portfolio companies with an aggregate fair value of $1,016.5 million. Following this offering, we intend to continue to pursue an investment strategy focused on direct origination of loans to middle-market companies principally domiciled in the United States.

We are an externally managed, closed-end, non-diversified management investment company. TSL Advisers, LLC, or the Adviser, acts as our investment adviser and administrator. We and the Adviser are part of the TPG Special Situations Partners platform, which had over $8.5 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014. TPG Special Situations Partners is the special situations and credit platform of TPG, a leading global private investment firm founded in 1992 with over $59 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014.

Certain of our existing investors, including our Adviser, have agreed to purchase $     million of our common stock in a private placement transaction at a purchase price per share equal to our initial public offering price per share. The private placement transaction is subject to certain customary closing conditions and also subject to, and will close concurrently with, the completion of this offering.

The Adviser has also entered into an agreement with Goldman, Sachs & Co. in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or December 31, 2014, subject to certain conditions. See “Related-Party Transactions and Certain Relationships.”

The companies in our investment portfolio are typically highly leveraged, and, in many cases, our investments in these companies are not rated by any rating agency. If these investments were rated, we believe that most would likely receive a rating of below investment grade (that is, below BBB- or Baa3). Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.

This is our initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

We are an “emerging growth company,” as defined in Section 2(a) of the U.S. Securities Act of 1933, and will be subject to reduced public company reporting requirements.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $             and $         per share. We have applied to have our common stock listed on the New York Stock Exchange under the symbol “TSLX.”

Assuming an initial public offering price of $         per share, purchasers in this offering will experience dilution of approximately $             per share. See “Dilution” for more information.

Investing in our common stock involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset values. If our shares trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss. In addition, the companies in which we invest are subject to special risks. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 22 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Information required to be included in a Statement of Additional Information may be found in this prospectus. Please read it before you invest and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 345 California Street, Suite 3300, San Francisco, CA 94104, calling us at (817) 871-4000 or visiting our website at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains this information.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discount)(1)	$	$
Proceeds to us, before expenses(2)	$	$

(1)	See “Underwriting” for a more complete description of underwriting compensation.
(2)	We estimate that we will incur offering expenses of approximately $ million, or approximately $ per share, in connection with this offering.

We have granted the underwriters an over-allotment option to purchase up to an additional             shares of our common stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their over-allotment option in full, the total sales load will be $             million and total proceeds to us, before expenses, will be $             million.

The shares of our common stock will be ready for delivery on or about                     .

Joint Book-Running Managers

J.P. Morgan	BofA Merrill Lynch	Goldman, Sachs & Co.
Citigroup	Wells Fargo Securities	Barclays

Co-Managers

TPG Capital BD, LLC	Janney Montgomery Scott	JMP Securities

The date of this prospectus is                    .

CROSS REFERENCE SHEET

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1	Outside Front Cover	Outside Front Cover Page

2	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages

3	Fee Table and Synopsis	Fees and Expenses

4	Financial Highlights	Selected Financial Data and Other Information

5	Plan of Distribution	Underwriting

6	Selling Shareholders	Not Applicable

7	Use of Proceeds	Use of Proceeds

8	General Description of the Registrant	Outside Front Cover Page; Prospectus Summary; Risk Factors; Management’s Discussion and Analysis of Financial Condition and Results of Operations; The Company; Portfolio Companies; Regulation; Shares Eligible for Future Sale

9	Management	Management; Custodian, Transfer and Dividend Paying Agent and Registrar

10	Capital Stock, Long-Term Debt, and Other Securities	Description of Our Capital Stock; Dividend Reinvestment Plan

11	Defaults and Arrears on Senior Securities	Not Applicable

12	Legal Proceedings	Legal Matters

13	Table of Contents of the Statement of Additional Information, or SAI	Not Applicable

14	Cover Page of SAI	Not Applicable

15	Table of Contents	Table of Contents

16	General Information and History	Not Applicable

17	Investment Objective and Policies	Management’s Discussion and Analysis of Financial Condition and Results of Operations; Senior Securities

18	Management	Management

19	Control Persons and Principal Holders of Securities	Control Persons and Principal Stockholders

20	Investment Advisory and Other Services	Management and Other Agreements

21	Portfolio Managers	Not Applicable

22	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices

23	Tax Status	Material U.S. Federal Income Tax Considerations

24	Financial Statements	Financial Statements

-i-

We have not, and the underwriters have not, authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

-ii-

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully. In particular, you should read the more detailed information set forth under “Risk Factors” and the consolidated financial statements and the related notes included elsewhere in this prospectus.

As used in this prospectus, except where the context suggests otherwise, the terms “TSL,” “we,” “us,” “our,” “the Company” and the “Registrant” refer to TPG Specialty Lending, Inc., a Delaware corporation, and its consolidated subsidiaries. The term “Adviser” refers to TSL Advisers, LLC, a Delaware limited liability company. The term “TSSP” refers to TPG Special Situations Partners, LLC. The term “TPG” refers to TPG Global, LLC and its affiliates.

We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Unless indicated otherwise or the context suggests otherwise, all information in this prospectus:

•	assumes no exercise of the underwriters’ option to purchase additional shares of our common stock to cover over-allotments; and

•	gives effect to our stock split in the form of a stock dividend on December 5, 2013, as described under “—Stock Split.”

TPG Specialty Lending

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, we have originated more than $2.2 billion aggregate principal amount of investments and retained approximately $1.5 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. By “middle-market companies,” we mean companies that have annual earnings before interest, income taxes, depreciation and amortization, or EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of our Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in July 2011, and we believe we will be one of the largest BDCs by total assets at the time of an initial public offering.

Investment Portfolio

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations. We invest in first-lien debt, second-lien debt, mezzanine debt and equity investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and

secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Based on fair value as of December 31, 2013, our portfolio consisted of 86.3% first-lien debt investments, 13.5% second-lien debt investments and 0.2% equity investments. Approximately 98.8% of our investments based on fair value as of December 31, 2013 are floating rate in nature, subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

As of December 31, 2013, our portfolio was invested across 17 different industries. The largest industries in our portfolio, based on fair value as of December 31, 2013, were business services, financial services, and healthcare and pharmaceuticals, which represented, as a percentage of our portfolio, 16.5%, 11.6%, and 10.8%, respectively. We expect that no single investment will represent more than 15% of our total investment portfolio, based on fair value. See “Portfolio Companies” for more information on our portfolio as of December 31, 2013.

As of December 31, 2013, we had 30 investments in 27 portfolio companies with an aggregate fair value of $1,016.5 million. For the year ended December 31, 2013, we made new investment commitments of $606.2 million, $536.0 million in 14 new portfolio companies and $70.2 million in five existing portfolio companies. For this period, we had $192.1 million aggregate principal amount in exits and repayments resulting in net portfolio growth of $387.3 million aggregate principal amount.

As of December 31, 2012, we had investments in 21 portfolio companies with an aggregate fair value of $653.9 million. For the year ended December 31, 2012, we made new investment commitments of $714.2 million, $615.0 million in 20 new portfolio companies and $99.2 million in six existing portfolio companies. For this period, we had $193.1 million aggregate principal amount in exits and repayments resulting in net portfolio growth of $487.5 million aggregate principal amount.

Since we began investing in 2011 through December 31, 2013, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of approximately 17.6% (based on cash invested of approximately $359 million and total proceeds from these exited investments of approximately $405 million). Eighty percent of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater. For a description of how we calculate gross internal rates of return, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Aggregate Cash Flow Realized Gross Internal Rate of Return.”

Corporate Structure

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. TSL Advisers, LLC is our external manager.

Our portfolio is subject to diversification and other requirements because we elected to be regulated as a BDC under the 1940 Act and treated as a RIC for U.S. federal income tax purposes. We made our BDC election on April 15, 2011. We intend to maintain these elections. See “Regulation” for more information on these requirements.

To date, we have conducted private offerings of our common stock to investors in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended, or the Securities Act, and other applicable securities laws. At the closing of each private offering, investors made capital commitments to purchase our common stock from time to time at net asset value. The majority of our existing investors, as measured by total capital commitments, are participants in our dividend reinvestment plan.

On January 31, 2013, we reached a $1.5 billion cap on private offering commitments with our investors, which includes a $100 million capital commitment by the Adviser. We have drawn $582.5 million of these capital commitments as of the date of this prospectus, and issued $43.4 million of equity through our dividend reinvestment plan. Our existing investors’ obligations to purchase additional shares from the undrawn portion of their capital commitments will terminate upon the completion of this initial public offering, or IPO. We have no obligation under the subscription agreements to sell common stock to existing stockholders in connection with the IPO.

Certain of our existing investors, including our Adviser, have agreed to purchase $             million of our common stock in a private placement transaction at a purchase price per share equal to our initial public offering price per share. The private placement transaction is subject to certain customary closing conditions and also subject to, and will close concurrently with, the completion of this offering.

The following chart depicts our ownership structure after giving effect to this offering and the concurrent private placement (based on the assumptions of the as adjusted pro forma column under “Capitalization”):

About Our Adviser

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the Securities and Exchange Commission, or the SEC, under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our Adviser sources and manages our portfolio through a dedicated team of investment professionals predominately focused on us, which we refer to as our Investment Team. Our Investment Team is led by our Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our investment review committee, or the Investment Review Committee, which includes senior personnel of TSSP and TPG.

TSSP, which encompasses TPG Specialty Lending, TPG Opportunities Partners and TPG Institutional Credit Partners, is TPG’s special situations and credit platform. TSSP had over $8.5 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 80 investment and operating professionals. Twenty of these personnel are dedicated to our business, including 16 investment professionals. The TSSP members of the Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

TPG is a leading global private investment firm founded in 1992 with over $59 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014, and offices in San Francisco, Fort Worth, Austin, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 250 professionals. The TPG members of the Investment Review Committee are TPG co-founders, David Bonderman and James Coulter, and TPG Senior Partners, Jonathan Coslet and James Gates.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Management of the Adviser consists primarily of senior executives of TSSP and TPG. TSSP and TPG executives, including members of our Investment Review Committee and certain of our other senior personnel, own a significant stake in the Adviser. As of the date of this prospectus, our Adviser owned 6.2% of our common stock and had committed $100 million in equity capital under a subscription agreement like those entered into with our existing investors. The Adviser has agreed to purchase $             million of our common stock in the concurrent private placement. Immediately after the concurrent private placement and this offering, the Adviser will hold              shares, or             % of our common stock (assuming an initial public offering price equal to the mid-point of the range on the front cover of this prospectus). See “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders.”

The Adviser has also entered into an agreement with Goldman, Sachs & Co., which we refer to as the 10b5-1 Plan, in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the 10b5-1 Plan has been exhausted or December 31, 2014, subject to certain conditions. See “Related-Party Transactions and Certain Relationships.”

Market Opportunity

Our investment objective is to generate current income by targeting investments with favorable risk-adjusted returns. We believe the middle-market lending environment provides opportunities for us to meet this objective as a result of a combination of the following factors:

Limited availability of capital for middle-market companies. We believe that certain structural changes in the market have reduced the amount of capital available to middle-market companies. In particular, we believe there are currently fewer providers of capital to middle-market companies. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination activities and are focusing on more liquid asset classes. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. We believe the Basel III accord and implementing regulations by the Federal

Reserve, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, or FDIC, will significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for middle-market companies.

Strong demand for debt capital. We believe middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, at $1.07 trillion as of December 2013, will continue to drive deal activity. We expect that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with secured loans provided by companies such as ours.

Attractive investment dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. The directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative capital structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, borrowers have generally been required to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during periods of economic downturns. With more conservative capital structures, middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process.

Specialized lending requirements. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the experience and resources of our Adviser, TSSP and TPG position us more strongly than many capital providers to lend to middle-market companies.

Desirability of partnering with BDCs. We believe middle-market companies see advantages in raising capital from BDCs. BDCs have the ability to offer attractive financing structures, including unitranche loans and “one-stop” financings and can provide a valuable combination of flexibility to develop loans that reflect each borrower’s distinct situation, long-term relationship focus and reliability as a potential source of future capital.

Competitive Strengths and Core Competencies

Leading platform and access to proprietary deal flow. The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. Our Adviser has a dedicated team of 16 investment professionals responsible for originating, underwriting, executing and managing the assets of our direct lending transactions. This team is responsible for sourcing and executing opportunities directly, while leveraging the resources and expertise of the TSSP and TPG platforms. Our Investment Team has over 160 years of collective experience as commercial dealmakers.

In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks,

corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. By sourcing through multiple channels, we believe we are able to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries.

In addition, our Adviser draws upon the resources of TSSP and TPG in underwriting transactions, performing due diligence, managing assets and optimizing our operations as a public company. Access to TSSP and TPG resources complements our Adviser’s view of markets and provides insight into important cyclical patterns.

Disciplined investment and underwriting process. Through our Adviser, we seek to achieve the highest risk-adjusted returns available as opposed to the highest absolute return available. Our investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their assets, management and prospects. We believe four factors distinguish our investment approach:

•	Flexibility. Our broad middle-market focus and our Adviser’s integrated position within TSSP and TPG allow us to determine current market opportunities and identify relative value.

•

Risk pricing. The risk profile of our portfolio evolves across credit cycles as credit tightens and loosens. During periods when risk premiums are tight and pricing alone may not reflect the possibility for volatility, we typically focus on investing at a senior position in deals that permit us to control duration (that is, price sensitivity as a function of time and changes in interest rates, expressed as a number of years). Conversely, during periods when risk premiums are wide, we seek to capture an incremental risk premium by offering more junior instruments that have higher rates and longer durations.

•	Disciplined four-tiered investment framework. Through our Adviser, we perform detailed company-specific analysis focusing on a four-tiered investment framework:

•	business and sector selection;

•	investment structuring;

•	deal dynamics; and

•	risk mitigation.

•

Robust and active investment management. Our Adviser rigorously monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. The information gathered on market trends through this process also informs our underwriting for new loans.

We tailor investments rather than focusing only on driving investment volume. We closed approximately 1.7% of the more than 2,400 investment opportunities our Investment Team reviewed from our inception through December 31, 2013.

Carefully constructed, existing, wide-ranging portfolio consisting of predominantly senior, floating rate loans. Since we began investing in 2011, we have invested approximately $1.5 billion. As of December 31, 2013, we had a portfolio of investments in 27 portfolio companies totaling $1,016.5 million that we believe exhibits strong credit quality and broad industry composition. As of December 31, 2013, approximately 98.8% of our debt investments bore interest at floating rates, subject to interest rate floors, and 86.3% of the fair value of our portfolio was invested in first-lien debt investments. We believe this portfolio will allow us to generate meaningful investment income, and consequently dividend income, for our stockholders.

Experienced management team. The eight managing directors of TSSP on the Adviser’s team have deep experience identifying and executing transactions across a broad range of industries and types of financings. Over their careers, our team has developed unique relationships and access to proprietary sourcing and servicing channels. The team includes the founder of the Goldman Sachs Specialty Lending Group, Alan Waxman, who managed the group from its inception in 2003 through 2009, and other senior members, such as Joshua Easterly, who was Co-head from 2006 through 2010. The team also includes Michael Fishman, who as National Director of Loan Originations at Wells Fargo Capital Finance, oversaw primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products from 2000 to 2011. Our Adviser’s senior team also has experience managing us as a BDC since we began our investment activities in July 2011. We believe that the broad knowledge of this group from investing across asset classes through numerous credit cycles provides us with sound decision-making and invaluable insights into the investment process.

Aligned investment professionals. We believe our investment professionals are aligned with our investment objective. The compensation structure for our investment professionals is based on our returns, as opposed to transaction volume, which we believe fosters a focus on credit quality when originating investments.

Operating and Regulatory Structure

The Adviser manages our investment activities under the direction of our board of directors, or the Board. A majority of our Board members are not “interested persons” of us, the Adviser and our respective affiliates, as such term is defined under Section 2(a)(19) of the 1940 Act.

As a BDC, we are required to comply with numerous regulatory requirements:

•

Leverage. Regulations under the 1940 Act limit our ability to use borrowing, also known as leverage, in significant respects. With certain limited exceptions, we are currently only allowed to borrow amounts, including by issuing debt securities or preferred stock, where our asset coverage, as defined in the 1940 Act, equals at least 200% after the borrowing. See “Regulation.” The asset coverage rule may change over time. For example, recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur.

•

Investment Allocation. Our business strategy focuses on investments that are deemed “qualifying assets.” As a BDC, we are generally prohibited from investing in assets other than qualifying assets unless, at the time of the investment and after giving effect to it, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include:

•	private domestic operating companies;

•

public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the Exchange Act; and

•	public domestic operating companies having a market capitalization of less than $250 million.

Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group, Inc. are not listed on a national securities exchange and, as a result, are eligible portfolio companies.

•

RIC Status. We have elected to be treated as a RIC for U.S. federal income tax purposes. To maintain our status as a RIC and to avoid having our earnings subject to corporate-level U.S. federal income taxation, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Use of Leverage

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our common stock. The costs associated with our borrowings, including any increase in the fees payable to the Adviser, are borne by our stockholders. Any decision on our part to use borrowings depends upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage.

See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us”; “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital”; “The Company—General”; and “Regulation.”

Conflicts of Interests

Members of the Adviser’s senior management and Investment Review Committee are and will continue to be active in other investment funds affiliated with TSSP and TPG that pursue investment opportunities that could overlap with those pursued by us. However, TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. By origination activities, we mean underwriting and initially funding a loan as compared with purchasing a loan from another party. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. For example, certain loan origination investment opportunities may not be suitable for us if they would cause us to violate asset coverage or concentration limitations imposed by the 1940 Act or the Code, be ineligible for financing under our financing arrangements, pose adverse legal, regulatory or tax risks, constrain our resources to make future investments, involve inappropriate investment risk or otherwise be inappropriate or inadvisable as an investment for us. If the Adviser deems participation in an investment allocated to us to be appropriate, it will then determine an appropriate size for our investment.

We may invest up to 30% of our portfolio opportunistically in securities or other instruments of issuers not deemed eligible portfolio companies under the 1940 Act. These opportunities may include, among other things, debt issued by companies located outside the United States, publicly and privately traded debt and equity securities of companies listed on a national securities exchange with a market capitalization of $250 million or more, certain high yield bonds and other instruments or assets (including consumer and commercial loans). Many of these opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles, in which case the scope of opportunities otherwise available to us may be adversely affected or reduced. In the event that TSSP or TPG are not required to, and otherwise determine not to, direct these investment opportunities to an affiliated fund, we may be permitted to take them. The decision to allocate an opportunity as between us and other TSSP and TPG vehicles will take into account various factors that TSSP, TPG and our Adviser deem appropriate.

Our Adviser and its affiliates may face conflicts in allocating investment opportunities between us and other TSSP and TPG entities. It is possible that we may not be given the opportunity to participate in certain investments made by TSSP or TPG vehicles that would otherwise be suitable for us. For example, TSSP or TPG may in the future organize a separate investment vehicle aimed specifically at non-U.S. middle-market loan originations or other loan origination opportunities outside our primary focus.

See “Related-Party Transactions and Certain Relationships.”

Exemptive Relief Application

On November 23, 2011, we, the Adviser and certain other affiliates of TPG filed an application with the SEC for exemptive relief. We most recently filed a revised application with the SEC on January 23, 2014. If granted, the exemptive relief would allow us to co-invest in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already invested with affiliates of TSSP and TPG if certain conditions are met. These conditions include, among others, prior approval by a majority of the directors of the Board who are not “interested persons” of us, the Adviser or any of our or its respective affiliates, as defined in the 1940 Act (known as the Independent Directors). The terms and conditions of the investment applicable to any affiliates of TSSP and TPG also must be the same as those applicable to us.

If the SEC grants our exemptive relief request, to the extent the size of the opportunity exceeds the amount our Adviser independently determines is appropriate for us to invest, our affiliates may be able to co-invest with us. We believe our ability to co-invest with TSSP and TPG affiliates would be particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We would be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which could allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors. We cannot assure you, however, when or whether the SEC will grant our exemptive relief request.

See “Related-Party Transactions and Certain Relationships.”

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•

an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act;

•	no non-binding advisory votes on executive compensation or golden parachute arrangements; and

•	reduced financial statement and executive compensation disclosure requirements.

We are a “non-accelerated filer” under the Exchange Act, and as a non-accelerated filer, we are currently exempt from compliance with auditor attestation requirements under Section 404 of the Sarbanes-Oxley Act. In addition, we do not have any direct executive compensation or golden parachute payments to report in our periodic reports or proxy statements because we have no employees. We do not know if some investors will find our common stock less attractive as a result of our taking advantage of exemptions available to emerging growth companies. The result may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act for complying with new or revised accounting standards. However, we are choosing to “opt out” of the extended transition period and, as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of these standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We will remain an emerging growth company until the earliest of:

•	five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues exceed $1 billion;

•

the date that we become a “large accelerated filer,” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; and

•	the date on which we have issued more than $1 billion in non-convertible debt securities during the preceding three-year period.

Stock Split

On December 3, 2013, our Board approved a stock split in the form of a stock dividend, which we refer to as the stock split, pursuant to which our stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. We distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. We have retroactively applied the effect of the stock split to the financial information presented in this prospectus by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676. As of December 31, 2013, our issued and outstanding shares totaled 37,026,023, as adjusted for the stock split.

Recent Developments

On February 24, 2014, we filed a definitive proxy statement with the SEC to solicit consents from our stockholders to effect the following amendments to our certificate of incorporation:

•	an increase in the number of authorized shares of common stock to 400,000,000 shares; and

•	elimination of the ability of stockholders to act by written consent outside of an annual or special meeting of stockholders.

If we receive the requisite consents for one or both of these proposed amendments, we will file a certificate of amendment to our certificate of incorporation effecting the approved amendments. See “Description of Our Capital Stock.”

On December 31, 2013, we delivered a capital drawdown notice to our investors relating to the sale of 4,234,501 shares of our common stock for an aggregate offering price of $65.0 million. The sale closed on January 15, 2014. On February 13, 2014, we issued 502,200 shares of our common stock through our dividend reinvestment plan for $7.8 million. Neither of these issuances of our common stock are reflected in the number of shares issued for the year ended December 31, 2013 as disclosed in this prospectus or the consolidated financial statements for the year ended December 31, 2013.

On January 21, 2014, we amended the Revolving Credit Facility (Natixis) to, among other things, increase the size of the facility to $175 million. We also modified pricing under the Revolving Credit Facility (Natixis) to allow TPG SL SPV, at its option, to borrow at an interest rate equal to the lenders’ cost of funds plus a margin, thereby lowering the interest rate currently applicable on our borrowings under the facility. On February 27, 2014, we amended the Revolving Credit Facility (SunTrust) to, among other things, increase the size of the facility to $581.3 million. On February 27, 2014, we terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

From December 31, 2013 through                 , 2014, we have funded investments of $                 million and drawn down $                 million from our revolving credit facilities.

Summary of Risk Factors

Potential investors should be aware that an investment in our securities involves risk. We cannot assure you that our objectives will be achieved or guarantee a return on invested capital. In addition, there will be occasions when the Adviser and its affiliates may encounter potential conflicts of interest. See “Risk Factors” for a description of these and other risks relating to our business and investments in our common stock, including that:

•	we are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success;

•	regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital;

•	we borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us;

•	we operate in a highly competitive market for investment opportunities;

•	if we are unable to source investments, access financing or manage future growth effectively, we may be unable to achieve our investment objective;

•	even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser;

•

to the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses;

•

we will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements;

•	our Adviser and its affiliates, officers and employees may face certain conflicts of interest;

•

our Adviser can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations and a loss of benefits from our relationship with TSSP and TPG;

•	prior to our incorporation, the Adviser and its management had no prior experience managing a BDC or a RIC;

•	we will incur significant costs as a result of being a publicly traded company;

•	our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval;

•	changes in laws or regulations governing our operations may adversely affect our business;

•	our investments are very risky and highly speculative;

•

the value of most of our portfolio securities will not have a readily available market price and we value these securities at fair value as determined in good faith by our Board, which valuation is inherently subjective, may not reflect what we may actually realize for the sale of the investment and could result in a conflict of interest with the Adviser;

•	the lack of liquidity in our investments may adversely affect our business;

•

because we currently do not hold, and likely will not hold, controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments;

•	we are exposed to risks associated with changes in interest rates;

•	by originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks;

•	our portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, our investments in those companies;

•	our ability to enter into transactions with our affiliates is restricted;

•	our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments;

•

unless Congress renews certain exemptions that expired for taxable years commencing after December 31, 2013, certain dividend distributions we make to certain non-U.S. stockholders will be subject to U.S. withholding tax;

•

if we are not treated as a publicly offered regulated investment company, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders;

•	there is a risk that you may not receive dividends or that our dividends may not grow over time; and

•	the market price of our common stock may fluctuate significantly.

Corporate Information

Our principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102 and our telephone number is (817) 871-4000. Our corporate website is located at http://www.tpgspecialtylending.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING SUMMARY

Common Stock Offered by Us	shares (or shares if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full).

Common Stock to be Outstanding after this Offering	shares, or shares if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full. This includes shares issued in the private placement to certain of our existing investors, including our Adviser, based on an assumed initial public offering price equal to the mid-point of the range on the front cover of this prospectus.

Use of Proceeds	Our net proceeds from this offering will be approximately $ million, or approximately $ million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full.

Our proceeds from the sale of shares of our common stock in the concurrent private placement will be approximately $ million.

We intend to use 100% of the net proceeds of this offering and the concurrent private placement, together with our cash and cash equivalents, to pay down $ million (or $ million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full) of outstanding indebtedness incurred under our second amended and restated senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and certain lenders, which we refer to as the Revolving Credit Facility (SunTrust), on or about the date of the closing of this offering. After giving effect to the use of proceeds to pay down a portion of the outstanding balance under the Revolving Credit Facility (SunTrust), $ million (or $ million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full) will remain outstanding under the facility. We do not intend to terminate the facility and may reborrow the amount we repay, subject to certain conditions. As of December 31, 2013, amounts outstanding under our Revolving Credit Facility (SunTrust) bore interest at a rate of LIBOR plus 225 basis points. The facility matures in full on February 27, 2019.

See “Use of Proceeds.”

Proposed Symbol on the New York Stock Exchange	“TSLX”

Distributions	To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders.

Our Board intends to declare a dividend of $ per share for the quarter ending . Shares offered in this prospectus will be entitled to receive this dividend payment.

We anticipate that this dividend will be paid from income generated primarily by interest earned on our investment portfolio.

The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our Board. See “Distributions.”

To maintain our tax treatment as a RIC, we must make certain distributions. See “Material U.S. Federal Income Tax Considerations —Regulated Investment Company Classification.”

Taxation	We have elected to be treated as a RIC for U.S. federal income tax purposes. Our status as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC and to avoid being subject to corporate-level U.S. federal income taxation on our earnings, we must, among other things:

•	maintain our election under the 1940 Act to be treated as a BDC;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	maintain diversified holdings.

In addition, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we will be subject to a nondeductible 4% U.S. federal excise tax. We can be expected to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. We elected to retain a small portion of income and capital gains for the calendar years ended December 31, 2013 and 2012 and we recorded a net expense of $0.2 million and $0.1 million, respectively, for U.S. federal excise tax as a result. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	As a BDC, we are permitted under the 1940 Act to borrow funds or issue senior securities to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. With certain limited exceptions, we currently are only allowed to borrow amounts, including by issuing debt securities or preferred stock, where our asset coverage, as defined in the 1940 Act, equals at least 200% after the borrowing. The costs associated with our borrowings, including any increase in the fees payable to the Adviser, are borne by our stockholders. See “Regulation.”

As of December 31, 2013 and 2012, our asset coverage was 232.9% and 244.6%, respectively. Following this IPO and the repayment of indebtedness as contemplated under “Use of Proceeds,” and based on the value of our total assets as of December 31, 2013 after giving effect to the pro forma as adjusted assumptions under “Capitalization”, our asset coverage ratio would be approximately %.

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to “opt out”, that stockholder will receive cash dividends or other distributions.

Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Investment Advisory Fees	We pay the Adviser a fee for its services under an advisory agreement, which we refer to as the Investment Advisory Agreement, consisting of two components—a base management fee, which we refer to as the Management Fee, and an incentive fee, which we refer to as the Incentive Fee.

The Management Fee paid to the Adviser, payable at the end of each quarter in arrears, is calculated at an annual rate of 1.5% of our gross assets, or total assets before deduction of any liabilities under generally accepted accounting principles in the United States, which we refer to as U.S. GAAP. Because the Management Fee is payable based on our gross assets, which includes cash and assets acquired through the use of leverage, our Adviser may have an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.”

The Incentive Fee consists of two parts.

•

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to this IPO and for the quarter in which this IPO is completed) and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to the completion of this IPO and for the quarter in which this IPO is completed). The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” (6.0% annualized) is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser. Pre-Incentive Fee net investment income may include income that we have not received in cash.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, prior to the IPO, the pre-Incentive Fee net investment income was expressed as a rate of return on an average daily hurdle calculation value. The average daily hurdle calculation value, on any given day, equaled our net assets as of the end of the calendar quarter immediately preceding the day; plus the aggregate amount of capital drawn from investors (or reinvested pursuant to our dividend reinvestment plan) from the beginning of the current quarter to the day; minus the aggregate amount of distributions (including share repurchases) made by us from the beginning of the current quarter to the day (but only to the extent the distributions were not declared and accounted for on our books and records in a previous quarter).

Following this IPO, for purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income will be expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter.

•

The second component, referred to as the Capital Gains Fee, is determined and payable in arrears as of the end of each calendar year in an amount equal to a weighted percentage of our realized capital gains, if any, on a cumulative basis as between our inception to the end of the quarter in which this IPO is completed at 15% and thereafter at 17.5%, less cumulative realized capital losses, unrealized capital depreciation and net of the aggregate amount of any previously paid capital gains Incentive Fee for prior periods.

Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss.

See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

Administration Agreement	We reimburse the Adviser under an administration agreement, which we refer to as the Administration Agreement, for certain administrative services to us.

These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. In addition, the Adviser may delegate its duties under the Administration Agreement to affiliates or third parties and we will pay or reimburse the Adviser expenses incurred by any of those affiliates or third parties for work done on our behalf. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

Adviser Purchase Commitment

The Adviser has entered into the 10b5-1 Plan under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the 10b5-1 Plan has been exhausted or December 31, 2014, subject to certain conditions. The 10b5-1 Plan will require Goldman, Sachs & Co. to purchase for the Adviser shares of common stock offered for sale below a price equal to the initial public offering price per share through the date we announce our second quarter 2014 earnings and, from and after that date, below our most recently reported net asset value per share as of the date of a trade. The purchase of shares by Goldman, Sachs & Co. pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Any shares of common stock purchased by the

Adviser pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between the Adviser and the underwriters, meaning the shares purchased will be locked-up until 365 days after the date of this prospectus. Under the 10b5-1 Plan, Goldman, Sachs & Co. will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. Purchases of our common stock by the Adviser under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market. See “Risk Factors—Purchases of our common stock by the Adviser under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”

License Arrangements	We have entered into a license agreement with an affiliate of TPG, under which the affiliate granted us a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo.

Trading at a Discount	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Custodian, Transfer and Dividend Paying Agent and Registrar	State Street Bank and Trust Company serves as our custodian and will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Available Information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1 (800) SEC-0330.

We maintain a website at http://www.tpgspecialtylending.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 345 California Street, Suite 3300, San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL tpg.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue              shares of common stock in the offering and the concurrent private placement, based on an offering price equal to the mid-point of the range as set forth on the cover of this prospectus, and the underwriters do not exercise their option to purchase any additional shares to cover over-allotments. If we issue fewer shares, all other things being equal, these expenses would increase as a percentage of our net assets attributable to common stock. The expenses shown also assume we entered into the other transactions reflected in the pro forma column of “Capitalization.” In addition, the expenses in the table are based on the assumption that we will have $             million of borrowings outstanding under our credit facilities, after giving effect to the offering and the concurrent private placement and the expected repayment of indebtedness as discussed in more detail under “Use of Proceeds.” Our leverage may vary periodically depending on market conditions, our portfolio composition and our Adviser’s assessment of risks and returns. However, our total borrowings are limited so that our asset coverage ratio cannot fall below 200%, as defined in the 1940 Act. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or “TPG Specialty Lending,” or says that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in TPG Specialty Lending.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	%(3)
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the Investment Advisory Agreement		%(4)
Incentive Fee payable under the Investment Advisory Agreement (17.5% of investment income and capital gains)		%(5)
Interest payments on borrowed funds		%(6)
Other expenses		%(7)(8)

Total annual expenses		%(8)

(1)	The sales load (underwriting discount) with respect to the shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)	The Management Fee is 1.5% of our gross assets (including cash and cash equivalents and assets purchased with borrowed amounts). We may from time to time decide it is appropriate to change the terms of our Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets). The estimate of our Management Fee referenced in the table is based on our gross assets (including cash and cash equivalents and assets purchased with borrowed money) and pro forma as of December 31, 2013, after giving effect to the transactions as reflected in the as adjusted pro forma column under “Capitalization.”

(5)	We may have capital gains and interest income that could result in the payment of an Incentive Fee to the Adviser in the first year after completion of this offering. The Incentive Fee payable in the example below is based upon our actual results for the year ended December 31, 2013 as if they had occurred following the IPO, and assumes that the Incentive Fee is 17.5% for all relevant periods. However, the Incentive Fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals.

The Incentive Fee consists of two parts:

The first component, payable at the end of each quarter in arrears, equals 100% of the pre- Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to this IPO and for the quarter in which this IPO is completed) and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to the completion of this IPO and for the quarter in which this IPO is completed).

The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to a weighted percentage of our realized capital gains, if any, on a cumulative basis as between our inception to the end of the quarter in which this IPO is completed at 15% and thereafter at 17.5%, less cumulative realized capital losses, unrealized capital depreciation and net of the aggregate amount of any previously paid capital gains Incentive Fee for prior periods. We accrue, but do not pay, a capital gains Incentive Fee with respect to unrealized appreciation because a capital gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investments and realize a capital gain.

See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement”

(6)	Interest payments on borrowed funds represents an estimate of our annualized interest expenses under our credit facilities based on the amounts expected to be outstanding after this offering and the repayment of certain credit facility indebtedness described in “Use of Proceeds.” We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(7)	Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. See “Management and Other Agreements— Investment Advisory Agreement; Administration Agreement; License Agreement.” We based these expenses on estimated amounts for the current fiscal year.

(8)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage (taking into account the repayment of certain credit facility indebtedness as described in “Use of Proceeds”) and that our annual operating expenses would remain at the levels set forth in the table above. The Incentive Fee payable in the example below assumes that the Incentive Fee is 17.5% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$	$	$	$

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are a recently formed company with relatively little operating history.

We began our investing activities on July 8, 2011. As a result, we have relatively limited financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or your investment could become worthless.

We are dependent upon management personnel of the Adviser, TSSP, TPG and their affiliates for our future success.

We depend on the experience, diligence, skill and network of business contacts of senior members of our Investment Team. Our Investment Team, together with other professionals at TSSP and TPG and their affiliates, identifies, evaluates, negotiates, structures, closes, monitors and manages our investments. Our success will depend to a significant extent on the continued service and coordination of the senior members of our Investment Team. The senior members of our Investment Team are not contractually restricted from leaving the Adviser. The departure of any of these key personnel, including members of our Adviser’s Investment Review Committee, could have a material adverse effect on us.

In addition, we cannot assure you that the Adviser will remain our investment adviser or that we will continue to have access to TSSP, TPG or their investment professionals. The Investment Advisory Agreement may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

The 1940 Act imposes numerous constraints on the operations of BDCs. See “Regulation” for a discussion of BDC limitations. For example, BDCs are required to invest at least 70% of their total assets in securities of nonpublic or thinly traded U.S. companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. These constraints may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a BDC affect our ability to raise additional capital, and the ways in which we can do so. Raising additional capital may expose us to risks, including the typical risks associated with leverage, and may result in dilution to our current stockholders. The 1940 Act limits our ability to incur borrowings and issue debt securities and preferred stock, which we refer to as senior securities, requiring that after any borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. Consequently, if the value of our assets declines, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when this may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we borrow money or issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

Although we do not anticipate issuing preferred stock during the 12 months following this offering, if we issue preferred stock, the preferred stock would rank senior to common stock in our capital structure. Preferred stockholders would have separate voting rights on certain matters and may have other rights, preferences or privileges more favorable than those of our common stockholders. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

Our Board may decide to issue additional common stock to finance our operations rather than issuing debt or other senior securities. However, we generally are not able to issue and sell our common stock at a price below net asset value per share. We currently do not intend to sell our common stock, or warrants, options or rights to acquire our common stock at a price below the then-current net asset value per share of our common stock but we may elect to do so if our Board determines that a sale is in the best interests of us and our stockholders, and our stockholders approve it. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of those securities (less any distribution commission or discount). In the event we sell shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution and the investors who acquire shares in the offering may thereafter experience the same type of dilution from subsequent offerings at a discount. See “Regulation.”

In addition to issuing securities to raise capital as described above, we could securitize our investments to generate cash for funding new investments. To securitize our investments, we likely would create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of investments before any of the debt securities would be exposed to the losses. An inability to successfully securitize our investment portfolio could limit our ability to grow or fully execute our business and could adversely affect our earnings, if any. The successful securitization of our investment could expose us to losses because the portions of the securitized investments that we would typically retain tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization. In connection with any future securitization of investments, we may incur greater set-up and administration fees relating to such vehicles than we have in connection with financing of our investments in the past. See “—We may securitize certain of our investments, which may subject us to certain structured financing risks.”

We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.

As part of our business strategy, we borrow from and may in the future issue senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage will cause our net asset value to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have if we had not borrowed. This decline could negatively affect our ability to make dividend payments on our common stock. Our ability to service our borrowings depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, the Management Fee is payable based on our gross assets, including cash and assets acquired through the use of leverage, which may give our Adviser an incentive to use leverage to make additional investments. See “—Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.” The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Our credit facilities also impose financial and operating covenants that restrict our business activities, remedies on default and similar matters. As of December 31, 2013, we are in compliance with the covenants of our credit facilities. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, although we believe we will continue to be in compliance, we cannot assure you that we will continue to comply with the covenants in our credit facilities. Failure to comply with these covenants could result in a default. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations. Lastly, we may be unable to obtain additional leverage, which would, in turn, affect our return on capital.

As of December 31, 2013, we had $432.3 million of outstanding indebtedness, which would have an annualized interest cost of 2.5% under the terms of our credit facilities, excluding fees (such as fees on undrawn amounts and amortization of upfront fees), to the extent the amount remains outstanding. For us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 1.0%. Since we generally pay interest at a floating rate on our credit facilities, an increase in interest rates will generally increase our borrowing costs.

In order to assist investors in understanding the effects of leverage, the following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. Leverage generally magnifies the return of stockholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio (net of expenses)
	-10%		-5%		0%		5%		10%
Corresponding return to stockholder		%		%		%		%		%

(1)	Assumes (i) $ million in investments at , (ii) $ million in outstanding indebtedness at , (iii) $ million in net assets at and (iv) average cost of funds of %, which is the estimated borrowing cost on our credit facilities.

Our indebtedness could adversely affect our business, financial conditions or results of operations.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and you may face increased investment risk. In addition, since our Management Fee is calculated as a percentage of the value of our gross assets, which includes cash, cash equivalents and any borrowings for investment purposes, our Management Fee expenses will increase if we incur additional indebtedness.

We operate in a highly competitive market for investment opportunities.

Other public and private entities, including commercial banks, commercial financing companies, other BDCs and insurance companies compete with us to make the types of investments that we make in middle-market companies. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than we have and offer a wider array of financial services. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, however, we may experience decreased net interest income and increased risk of credit loss.

In addition, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC. As a result, we face additional constraints on our operations, which may put us at a competitive disadvantage. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective. The competitive pressures we face could have a material adverse effect on our ability to achieve our investment objective.

If we are unable to source investments, access financing or manage future growth effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Investment Team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms, including equity financing (since we will no longer have the ability to call capital from our existing investors). Moreover, our ability to structure investments may also depend upon the participation of other prospective investors. For example, our ability to offer loans above a certain size and to structure loans in a certain way may depend on our ability to partner with other investors. As a result, we could fail to capture some investment opportunities if we cannot provide “one-stop” financing to a potential portfolio company either alone or with other investment partners.

In addition to monitoring the performance of our existing investments, members of our Investment Team may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, our Adviser may need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our growth prospects and ability to achieve our investment objective.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser.

Even in the event the value of your investment declines, the Management Fee and, in certain circumstances, the Incentive Fee will still be payable to the Adviser. The Management Fee is calculated as a percentage of the value of our gross assets at a specific time, which would include any borrowings for investment purposes, and may give our Adviser an incentive to use leverage to make additional investments. In addition, the Management Fee is payable regardless of whether the value of our gross assets or your investment have decreased. The use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in offerings of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions that our Adviser will make on our behalf, we may not be able to monitor this potential conflict of interest.

The Incentive Fee is calculated as a percentage of pre-Incentive Fee net investment income. Since pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, it is possible that we may pay an Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached in that quarter and, as a result, that an Incentive Fee is paid for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee.

Also, one component of the Incentive Fee is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation on a cumulative basis. As a result, we may owe the Adviser an Incentive Fee during one year as a result of realized capital gains on certain investments, and then later incur significant realized capital losses and unrealized capital depreciation on the remaining investments in our portfolio during subsequent years. Incentive Fees earned in prior years cannot be clawed back even if we later incur losses.

In addition, the Incentive Fee payable by us to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The Adviser receives the Incentive Fee based, in part, upon capital gains realized on our investments. Unlike the portion of the Incentive Fee that is based on income, there is no hurdle rate applicable to the portion of the Incentive Fee based on capital gains. As a result, the Adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing investments. Such a practice could result in our making more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

To the extent that we do not realize income or choose not to retain after-tax realized net capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

To maintain our status as a RIC for U.S. federal income tax purposes, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year, and may either distribute or retain our realized net capital gains from investments. Unless investors elect to reinvest dividends, earnings that we are required to distribute to stockholders will not be available to fund future investments. Accordingly, we may have insufficient funds to make new and follow-on investments, which could have a material adverse effect on our financial condition and results of operations. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. We cannot assure you that we will be able to sell our investments and thereby fund our operating expenses.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements.

We will incur corporate-level U.S. federal income tax costs if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, including as a result of our failure to satisfy the RIC distribution requirements. Although we have elected to be treated as a RIC for U.S. federal income tax purposes, we cannot assure you that we will be able to continue to qualify for and maintain RIC status. To maintain RIC status under the Code and to avoid corporate-level U.S. federal income tax, we must meet the following annual distribution, income source and asset diversification requirements:

•	We must distribute (or be treated as distributing) dividends for tax purposes in each taxable year equal to at least 90% of each of:

•

the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses or, investment company taxable income, if any, for that taxable year; and

•	our net tax-exempt income for that taxable year.

The asset coverage ratio requirements under the 1940 Act and financial covenants under our loan and credit agreements could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, as discussed in more detail below, our income for tax purposes may exceed our available cash flow. If we are unable to obtain cash from other sources, we could fail to satisfy the distribution requirements that apply to a RIC. As a result, we could lose our RIC status and become subject to corporate-level U.S. federal income tax.

•	We must derive at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of or other disposition of stock or securities or similar sources.

•

We must meet specified asset diversification requirements at the end of each quarter of our taxable year. The need to satisfy these requirements to prevent the loss of RIC status may result in our having to dispose of certain investments quickly on unfavorable terms. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for tax treatment as a RIC for any reason, the resulting U.S. federal income tax liability could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We can be expected to retain some income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax.

For the calendar years ended December 31, 2013 and December 31, 2012, we retained $3.0 million and $2.8 million of income and capital gains, respectively, in order to provide us with additional liquidity and we recorded a net expense of $0.2 million and $0.1 million, respectively, for U.S. federal excise tax as a result. We can be expected to retain some income and capital gains in the future, including for purposes of providing us with additional liquidity, which amounts would similarly be subject to the 4% U.S. federal excise tax. In that event, we will be liable for the tax on the amount by which we do not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

Our Adviser and its affiliates, officers and employees may face certain conflicts of interest.

TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. However, the Adviser, its officers and employees and members of its Investment Review Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

In addition, any affiliated investment vehicle currently formed or formed in the future and managed by the Adviser or its affiliates, particularly in connection with any future growth of their respective businesses, may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. For example, TSSP or TPG may in the future organize a separate investment vehicle aimed specifically at non-U.S. middle-market loan originations or other loan origination opportunities outside our primary focus. Our ability to pursue investment opportunities other than middle-market loan originations for companies domiciled in the United States is subject to the contractual and other requirements of these other funds and allocation decisions by TSSP or TPG senior professionals. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by other TSSP or TPG vehicles that would otherwise be suitable for us.

If TPG and the Adviser were to determine that an investment is appropriate both for us and for one or more other TSSP or TPG vehicles, we would only be able to make the investment in conjunction with another vehicle if we receive an order from the SEC permitting us to do so or the investment is otherwise permitted under relevant SEC guidance. We have applied for an order permitting certain co-investment transactions relating to middle-market loan originations for companies domiciled in the United States and certain follow-on investments in companies in which we have already invested, but we cannot assure you when or whether the order will be obtained. See “Related-Party Transactions and Certain Relationships.”

Our Adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations and a loss of the benefits from our relationship with TSSP and TPG.

The Adviser has the right, under the Investment Advisory Agreement and the Administration Agreement, to resign at any time upon not less than 60 days’ written notice, regardless of whether we have found a replacement. In addition, our Board has the authority to remove the Adviser for any reason or for no reason, or may choose not to renew the Investment Advisory Agreement and the Administration Agreement. If the Adviser resigns or is terminated, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be adversely affected, and the value of our common stock may decline.

Any new Investment Advisory Agreement also would be subject to approval by our stockholders. Even if we are able to enter into comparable management or administrative arrangements, the integration of a new adviser or administrator and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

In addition, if the Adviser resigns or is terminated, we would lose the benefits of our relationship with TSSP and TPG, including insights into our existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by TSSP and TPG. We also would no longer be able to use TPG’s name and logo because our license agreement would terminate upon the termination of the Investment Advisory Agreement.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

The Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We have agreed to the fullest extent permitted by law, to provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser in the performance of the person’s duties under the Investment Advisory Agreement. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made. Despite these limitations, the rights to indemnification and advancement of expenses may lead the Adviser and its members, managers, officers, employees, agents, controlling persons and other persons and entities affiliated with the Adviser to act in a riskier manner than they would when acting for their own account.

Prior to our incorporation, the Adviser and its management had no prior experience managing a BDC or a RIC.

Prior to our incorporation, the senior members of our Investment Team had no experience managing a BDC or a RIC, and the investment philosophy and techniques used by the Adviser to manage us may differ from the investment philosophy and techniques previously employed by the senior members of our Investment Team in identifying and managing past investments. Accordingly, our performance may differ from the performance of other businesses or companies with which the senior members of our Investment Team have been affiliated.

Any failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act. Although we expect to become a large accelerated filer at some point following this IPO, we currently are a “non-accelerated filer” under the Exchange Act, which has exempted us from compliance with these auditor attestation requirements. We cannot predict if investors will find shares of our common stock less attractive because we will rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act, for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing not to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to compare our financial statements to companies that comply with private company effective dates.

We will remain an emerging growth company until the earliest of:

•	five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the fiscal year in which our annual gross revenue exceeds $1 billion;

•

the date that we become a “large accelerated filer,” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; and

•	the date on which we have issued more than $1 billion in non-convertible debt securities during the preceding three-year period.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting, investor relations and other expenses, including costs associated with corporate governance requirements, such as those under the Sarbanes-Oxley Act, other rules implemented by the SEC and the listing standards of the New York Stock Exchange, or NYSE. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which will increase the costs associated with our periodic reporting requirements.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results as a result of a number of factors, including the pace at which investments are made, rates of repayment, interest rates payable on investments, changes in realized and unrealized gains and losses, amendment and syndication fees, the level of our expenses and default rates on our investments. As a result of these and other possible factors, results for any period should not be relied upon as being indicative of performance in future periods.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, our amended and restated certificate of incorporation, which we refer to as our certificate of incorporation, and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Among other provisions, we have a staggered board and our directors may be removed for cause only by the affirmative vote of 75% of the holders of our outstanding capital stock. Our Board also is authorized to issue preferred stock in one or more series. In addition, following this offering, our certificate of incorporation will require the favorable vote of a majority of our Board followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions, including mergers and the sale, lease or exchange of all or any substantial part of our assets with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our Board, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. Our bylaws further provide that any stockholder action required or permitted at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, we are currently seeking stockholder consent to eliminate the ability of stockholders to act by written consent outside of an annual or special meeting of stockholders. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders’ meeting. We also are subject to Section 203 of the DGCL, which generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Description of Our Capital Stock—Anti-Takeover Provisions.”

Certain investors are limited in their ability to make significant investments in us.

Investment companies registered under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless these funds comply with an exemption under the 1940 Act as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to this restriction. As a result, certain investors may be precluded from acquiring additional shares at a time that they might desire to do so.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of the Adviser, its affiliates and third parties. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board has the authority to change our investment objective and modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be a BDC and we may not withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies or strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In particular, changes to the laws and regulations governing BDCs or the interpretation of these laws and regulations by the staff of the SEC could disrupt our business model. Any changes to the laws and regulations governing our operations may cause us to alter our investment strategy to avail ourselves of new or different opportunities. For more information on tax regulatory risks, see “—Unless Congress renews certain exemptions that expired for taxable years commencing after December 31, 2013, certain dividend distributions we make to certain non-U.S. stockholders will be subject to U.S. withholding tax.”

On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Risks Related to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption in recent years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Although recent indicators suggest improvement in the capital markets, we cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in:

•	our receipt of a reduced level of interest income from our portfolio companies;

•	decreases in the value of collateral securing some of our loans and the value of our equity investments; and

•	ultimately, losses or charge-offs related to our investments.

Uncertainty about financial stability could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock. Also, to the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

On December 18, 2013, the U.S. Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities.

It is unclear what effect, if any, the incremental reduction in the rate of the U.S. Federal Reserve’s monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States, or a shutdown of the United States federal government, could have a material adverse effect on our business, financial condition and results of operations.

As widely reported, the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, a federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Risks Related to Our Portfolio Company Investments

Our investments are very risky and highly speculative.

We primarily invest in first-lien debt, second-lien debt, mezzanine debt or equity securities issued by middle-market companies. The companies in which we intend to invest are typically highly leveraged, and, in most cases, our investments in these companies are not rated by any rating agency. If these instruments were rated, we believe that they would likely receive a rating of below investment grade (that is, below BBB- or Baa3). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.

First-Lien Debt. When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies. In addition, in connection with our “last out” first-lien loans, we enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.

Second-Lien and Mezzanine Debt. Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.

Equity Investments. When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Stock. To the extent we invest in preferred securities, we may incur particular risks, including:

•

preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for U.S. federal income tax purposes before we receive such distributions;

•

preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments; and

•

generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In addition, our investments generally involve a number of significant risks, including:

•

the companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

the companies in which we invest typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

the companies in which we invest are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

the companies in which we invest generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•

the companies in which we invest generally have less publicly available information about their businesses, operations and financial condition and, if we are unable to uncover all material information about these companies, we may not make a fully informed investment decision; and

•

the companies in which we invest may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The value of most of our portfolio securities will not have a readily available market price and we value these securities at fair value as determined in good faith by our Board, which valuation is inherently subjective, may not reflect what we may actually realize for the sale of the investment and could result in a conflict of interest with the Adviser.

Investments are valued at the end of each fiscal quarter. The majority of our investments are expected to be in loans that do not have readily ascertainable market prices. The fair value of investments that are not publicly traded or whose market prices are not readily available are determined in good faith by the Board, which is supported by the valuation committee of our Adviser and by the audit committee of our Board. The Board has retained independent third-party valuation firms to perform certain limited third-party valuation services that the Board identified and requested them to perform. In accordance with our valuation policy, our Investment Team prepares portfolio company valuations using sources or proprietary models depending on the availability of information on our investments and the type of asset being valued. The participation of the Adviser in our valuation process could result in a conflict of interest, since the Management Fee is based in part on our gross assets.

Factors that we may consider in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to similar publicly traded companies, discounted cash flow and other relevant factors. Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for investors to value accurately our portfolio investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make loans to private companies. There may not be a ready market for our loans and certain loans may contain transfer restrictions, which may also limit liquidity. The illiquidity of these investments may make it difficult for us to sell positions if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we hold a significant portion of a company’s equity or if we have material non-public information regarding that company.

Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is currently invested in a limited number of portfolio companies and industries and may continue to be in the near future. Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we expect that no single investment will represent more than 15% of our investment portfolio, based on fair value, and are not targeting any specific industries, our investments may be focused on relatively few industries. For example, although we classify the industries of our portfolio companies by end-market (such as healthcare and pharmaceuticals, and business services) and not by the products or services (such as software) directed to those end-markets, many of our portfolio companies principally provide software products or services, which exposes us to downturns in that sector. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We may securitize certain of our investments, which may subject us to certain structured financing risks.

Although we have not done so to date, we may securitize certain of our investments in the future, including through the formation of one or more collateralized loan obligations, or CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in that entity on a non-recourse or limited-recourse basis to purchasers. For example, we could use our wholly owned subsidiary, TPG SL SPV, LLC, which holds the assets that support our asset-backed credit facility, the Amended and Restated Revolving Credit and Security Agreement between our wholly owned subsidiary, TPG SL SPV, LLC and Natixis, New York Branch, which we refer to as the Revolving Credit Facility (Natixis), to form a CLO or other securitization vehicle in the future.

If we were to create a CLO or other securitization vehicle, we would depend on distributions from the vehicle to make distributions to our stockholders. The ability of a CLO or other securitization vehicle to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict our ability, as holder of a CLO or other securitization vehicle equity interest, to receive cash flow from these investments. We cannot assure you that any such performance tests would be satisfied. Also, a CLO or other securitization vehicle may take actions that delay distributions to preserve ratings and to keep the cost of present and future financings lower or the financing vehicle may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of its debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO or other securitization vehicle, or cash flow may be completely restricted for the life of the CLO or other securitization vehicle.

In addition, a decline in the credit quality of loans in a CLO or other securitization vehicle due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force the sale of certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to our stockholders. If we were to form a CLO or other securitization vehicle, to the extent that any losses were incurred by the financing vehicle in respect of any collateral, these losses would be borne first by us as owners of its equity interests. Any equity interests that we were to retain in a CLO or other securitization vehicle would not be secured by its assets and we would rank behind all of its creditors.

We may be exposed to many of the same risks as described above with respect to our wholly owned subsidiary that supports our Revolving Credit Facility (Natixis). However, in the event we formed a CLO or other securitization vehicle, many of the risks described above would be heightened because we may incur a higher degree of leverage under a CLO or other securitization vehicle than we are permitted to incur under our Revolving Credit Facility (Natixis).

Nonetheless, a CLO or other securitization vehicle, if created, also would likely be consolidated in our financial statements and consequently affect our asset coverage ratio, which may limit our ability to incur additional leverage. See “Regulation.”

Because we currently do not hold, and likely will not hold, controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments.

We are a lender, and loans (and any equity investments we make) will be non-controlling investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in (outside of, potentially, the context of a restructuring, insolvency or similar event). As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the equityholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. We may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

We are exposed to risks associated with changes in interest rates.

The majority of our debt investments are based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net interest income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations.

An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. See “—We expose ourselves to risks when we engage in hedging transactions.”

We may not be able to realize expected returns on our invested capital.

We may not realize expected returns on our investment in a portfolio company due to changes in the portfolio company’s financial position or due to an acquisition of the portfolio company. If a portfolio company repays our loans prior to their maturity, we may not receive our expected returns on our invested capital. Many of our investments are structured to provide a disincentive for the borrower to pre-pay or call the security, but this call protection may not cover the full expected value of an investment if that investment is repaid prior to maturity.

Middle-market companies operate in a highly acquisitive market with frequent mergers and buyouts. If a portfolio company is acquired or merged with another company prior to drawing on our commitment, we would not realize our expected return. Similarly, in many cases companies will seek to restructure or repay their debt investments or buy our other equity ownership positions as part of an acquisition or merger transaction, which may result in a repayment of debt or other reduction of our investment.

By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

As part of our lending activities, we may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

Our portfolio companies in some cases may incur debt or issue equity securities that rank equally with, or senior to, our investments in those companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, those instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically would be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying those holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing certain loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, we may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as lenders are adversely affected.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.

The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

The decision by TSSP, TPG or our Adviser to allocate an opportunity to another entity could cause us to forgo an investment opportunity that we otherwise would have made. We also generally will be unable to invest in any issuer in which TPG and its other affiliates or a fund managed by TPG or its other affiliates has previously invested or in which they are making an investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We have applied for an exemptive order from the SEC that would permit us and certain of our affiliates, including investment funds managed by our affiliates, to co-invest. The order would be subject to certain terms and conditions and we cannot assure you that the order will be granted by the SEC. Accordingly, we cannot assure you that we or our affiliates, including investment funds managed by our affiliates, will be permitted to co-invest, other than in the limited circumstances currently permitted by regulatory guidance.

We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy may include potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, interest income derived from loans to foreign companies is not eligible to be distributed to our non-U.S. stockholders free from withholding taxes.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We expose ourselves to risks when we engage in hedging transactions.

We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.

We also have the ability to borrow in certain foreign currencies under the Revolving Credit Facility (SunTrust). Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our Revolving Credit Facility (SunTrust), we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. To date, we have entered into hedging transactions to seek to reduce currency exchange rate risk.

However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.

For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. See also “—We are exposed to risks associated with changes in interest rates” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Hedging.”

Finally, recent and anticipated regulatory changes require that certain types of swaps, including interest rate and credit default swaps, be cleared and traded on regulated platforms, and these regulatory changes are expected to apply to foreign exchange transactions in the future. Regulators also are expected to impose margin requirements for derivatives that are not cleared. These new requirements could significantly increase the cost of using swaps to hedge our interest rate and foreign exchange risk, and could increase our exposure to these risks.

If we cease to be eligible for an exemption from regulation as a commodity pool operator, our compliance expenses could increase substantially.

Our Adviser has been granted relief under a no-action letter, known as Letter 12-40, issued by the staff of the Commodity Futures Trading Commission, or CFTC. Letter 12-40 relieves our Adviser from registering with the CFTC as the commodity pool operator, or CPO of us, so long as we:

•	continue to be regulated by the SEC as a BDC;

•	confine our trading in CFTC-regulated derivatives within specified thresholds; and

•	are not marketed to the public as a commodity pool or as a vehicle for trading in CFTC-regulated derivatives.

If we were not to satisfy the conditions of Letter 12-40 in the future, our Adviser may be subject to registration with the CFTC as a CPO. Registered CPOs must comply with numerous substantive regulations related to disclosure, reporting and recordkeeping, and are required to become members of the National Futures Association, or the NFA, and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements could increase our expenses and impact performance. The Adviser previously relied on the exemption from registration in CFTC Rule 4.13(a)(3), which is not available for advisers of companies whose stock is marketed to the public.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues, including when we may cease to accrue interest, original issue discount or market discount, when and to what extent certain deductions may be taken for bad debts or worthless equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. These matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, so that we aim to minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

Unless Congress renews certain exemptions that expired for taxable years commencing after December 31, 2013, certain dividend distributions we make to certain non-U.S. stockholders will be subject to U.S. withholding tax.

In recent years, Congress has renewed the rules under which dividend distributions by RICs paid out of interest income, which we refer to as interest-related dividends, qualified for a generally applicable exemption from U.S. withholding tax. As a result, a non-U.S. stockholder could receive interest-related dividends free of U.S. withholding tax if (as normally would be the case) the stockholder would not have been subject to U.S. withholding tax if it had received the underlying interest income directly. This exemption expired for taxable years commencing after December 31, 2013. Further legislation will be required to make the exemption available with respect to such taxable years. We cannot assure you that Congress will extend the pass-through rules for taxable years commencing after December 31, 2013, or that any such extension will apply to all dividends that we distribute in such taxable years. A failure to extend the exemption for interest-related dividends would not affect the treatment of non-U.S. stockholders that qualify for an exemption from U.S. withholding tax on dividends by reason of their special status (for example, foreign government-related entities and certain pension funds resident in favorable treaty jurisdictions).

If we are not treated as a publicly offered regulated investment company, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.

We expect to be treated as a “publicly offered regulated investment company” as a result of shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the Management and Incentive Fees paid to the Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Material U.S. Federal Income Tax Considerations—Potential Limitation with respect to Certain U.S. Stockholders on Deductions for Certain Fees and Expenses.”

There are certain risks associated with holding debt obligations that have original issue discount or PIK.

Original issue discount, or OID, may arise if we hold securities issued at a discount, receive warrants in connection with the making of a loan, through contractual payment-in-kind, or PIK, interest (meaning interest paid in the form of additional principal amount of the loan instead of in cash), or in certain other circumstances.

OID creates the risk that Incentive Fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse us for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a distribution representing OID income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the Incentive Fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to This Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to continue making distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC or restrictions under our credit facilities, we may be limited in our ability to make distributions. Although a portion of our expected earnings and dividend distributions will be attributable to net interest income, we do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. This may result in substantial fluctuations in our quarterly dividend payments.

In some cases where we receive certain upfront fees in connection with loans we originate, we treat the loan as having OID under applicable accounting and tax regulations, even though we have received the corresponding cash. In other cases, however, we may recognize income before or without receiving the corresponding cash, including in connection with the accretion of OID. For other risks associated with debt obligations treated as having OID, see “—There are certain risks associated with holding debt obligations that have original issue discount or PIK.”

Therefore, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code, even though we may not have received the corresponding cash amount. Accordingly, we may have to sell investments at times we would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax. In addition, the withholding tax treatment of our distributions to certain of our non-U.S. stockholders depends on whether and when Congress enacts legislation extending the pass-through treatment of “interest-related dividends.” This treatment expired for taxable years commencing after December 31, 2013. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification.”

To the extent that the amounts distributed by us exceed our current and accumulated earnings and profits, these excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

The part of the Incentive Fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the Incentive Fee will become uncollectible. Consequently, while we may make Incentive Fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser, the amount of accrued income written off in any period will reduce the income in the period in which the write-off is taken and thereby reduce that period’s Incentive Fee payment, if any.

In addition, the middle-market companies in which we intend to invest may be more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods. Any such defaults could substantially reduce our net investment income available for distribution in the form of dividends to our stockholders.

Investing in our common stock may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes or perceived changes in earnings or variations in operating results;

•	changes in our portfolio of investments;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Adviser’s or any of its affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

We have applied to list our common stock on the NYSE. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that the trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The IPO price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our IPO. Shares of companies offered in an IPO often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our Independent Directors for such issuance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering and the concurrent private placement, we will have              shares of common stock outstanding, based on an assumed initial public offering price equal to the mid-point of the range on the front cover of the prospectus (or              shares of common stock if the underwriters’ over-allotment option is fully exercised). The shares of common stock sold in this offering (but not the concurrent private placement) will be freely tradable without restriction or limitation under the Securities Act, unless owned by an affiliate, as defined in the Securities Act, in which case sales will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Shares of our common stock acquired pursuant to subscription agreements with our existing investors or in the concurrent private placement are “restricted securities,” as defined in Rule 144, and may only be sold if such sale is registered under the Securities Act or exempt from registration, including the exemption under Rule 144. See “Shares Eligible for Future Sale.” Following this offering and the expiration of applicable lock-up periods, subject to applicable securities laws, sales of substantial amounts of our common stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our common stock prevailing from time to time.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board on behalf of investors who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional common stock, rather than receiving the cash dividend or other distribution. See “Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.

In addition, the number of shares issued pursuant to the dividend reinvestment plan will be determined based on the market price of shares of our common stock except in circumstances where the market price exceeds our most recently computed net asset value per share, in which case we will issue shares at the greater of

(i) the most recently computed net asset value per share and (ii) 95% of the current market price per share or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share. Accordingly, participants in the dividend reinvestment plan may receive a greater number shares of our common stock than the number of shares associated with the market price of our common stock, resulting in dilution for other stockholders. Stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Purchases of our common stock by the Adviser under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

The Adviser has entered into the 10b5-1 Plan under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million of our common stock in the aggregate during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or December 31, 2014. See “Related-Party Transactions and Certain Relationships” for additional details regarding the 10b5-1 Plan. Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

In addition to factors identified elsewhere in this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic downturn could impair our portfolio companies’ abilities to continue to operate, which could lead to the loss of some or all of our investments in those portfolio companies;

•

such an economic downturn could disproportionately impact the companies in which we have invested and others that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	such an economic downturn could also impact availability and pricing of our financing;

•	an inability to access the capital markets could impair our ability to raise capital and our investment activities; and

•	the risks, uncertainties and other factors we identify in the section entitled “Risk Factors” in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, some of those assumptions are based on the work of third parties and any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could prove to be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, among other things, those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. You should understand that, under Sections 27A(b)(2)(B) and (D) of the Securities Act and Section 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of         shares of our common stock in this offering will be approximately $         million, based on an assumed initial public offering price equal to the mid-point of the range on the front cover of the prospectus (or approximately $         million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $         million payable by us. Our proceeds from the sale of shares of our common stock in the concurrent private placement will be approximately $         million.

We intend to use 100% of the net proceeds of this offering and the concurrent private placement, together with our cash and cash equivalents, to pay down $         million (or $         million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full) of outstanding indebtedness under the Revolving Credit Facility (SunTrust), which matures in full on February 27, 2019, on or about the date of the closing of this offering. After giving effect to the use of proceeds to pay down a portion of the outstanding balance under the Revolving Credit Facility (SunTrust), $         million (or $         million if the underwriters exercise their option to purchase additional shares of our common stock to cover over-allotments in full) will remain outstanding under the facility. To the extent we raise more or less proceeds from this offering and the concurrent private placement, we will pay down more or less of the facility. We do not intend to terminate the facility and may reborrow the amount we repay, subject to certain conditions. As of December 31, 2013, amounts outstanding under our Revolving Credit Facility (SunTrust) bore interest at a rate of LIBOR plus 225 basis points. Affiliates of certain underwriters are lenders under the Revolving Credit Facility (SunTrust). Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down outstanding indebtedness under the Revolving Credit Facility (SunTrust).

DISTRIBUTIONS

To the extent we have earnings available for distribution, we expect to continue distributing quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Our Board intends to declare a dividend of $         per share for the quarter ending                               . Shares offered by this prospectus will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income generated primarily by interest earned on our investment portfolio.

To the extent that the amounts distributed by us are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

To be treated as a RIC for U.S. federal income tax purposes and therefore to avoid being subject to corporate-level U.S. federal income taxation of our earnings, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income (as defined by the Code) and 90% of our net tax-exempt income to our stockholders in that taxable year. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% of the amount by which our distributions for a calendar year are less than the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during such calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of income or gains recognized, but not distributed, in preceding years.

For these purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We elected to retain a small portion of income and capital gains for the calendar years ended December 31, 2013 and 2012 for purposes of additional liquidity and we recorded a net expense of $0.2 million and $0.1 million, respectively, for U.S. federal excise tax as a result. We cannot assure you that we will achieve results that will permit the payment of any dividends. See “Risk Factors—Risks Related to Our Business and Structure—We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, including as a result of our failure to satisfy the RIC distribution requirements.”

We also intend to distribute net capital gains (that is, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such net capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the net capital gains that we retain and you reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions or that will not be limited in our ability to pay dividends under the asset coverage test applicable to us under the 1940 Act.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Any fractional shares will be paid in cash. Investors participating in our dividend reinvestment plan will be treated as receiving cash equal to the amount of the distribution, net of applicable withholding taxes, and investing the amount of such net cash in additional shares of our common stock. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal income taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the Management Fee and the Incentive Fee are determined and paid to the Adviser. See “Dividend Reinvestment Plan.”

Dividends Declared

On December 3, 2013, our Board approved a stock split in the form of a stock dividend pursuant to which our stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. We distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. We have retroactively applied the effect of the stock split to the financial information presented in this prospectus by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676. As of December 31, 2013, our issued and outstanding shares totaled 37,026,023, as adjusted for the stock split.

The following tables summarize the dividends declared during the years ended December 31, 2013 and 2012.

	Year Ended December 31, 2013
Date Declared	Record Date	Payment Date	Dividend per Share
March 12, 2013	March 31, 2013	May 6, 2013	$0.38
June 30, 2013	June 30, 2013	July 31, 2013	0.40
September 30, 2013	September 30, 2013	October 31, 2013	0.38
December 31, 2013(1)	December 31, 2013	January 30, 2014	0.40

Total			$1.56

(1)	December 31, 2013 declared dividend includes a special dividend of $0.03 per share.

	Year Ended December 31, 2012
Date Declared	Record Date	Payment Date	Dividend per Share
March 20, 2012	March 31, 2012	May 7, 2012	$0.16
May 9, 2012	June 30, 2012	August 3, 2012	0.32
September 30, 2012	September 30, 2012	October 30, 2012	0.36
December 31, 2012(1)	December 31, 2012	January 31, 2013	0.33

Total			$1.17

(1)	December 31, 2012 declared dividend includes a special dividend of $0.01 per share.

The dividends declared during the years ended December 31, 2013 and December 31, 2012 were derived from net investment income and capital gains, determined on a tax basis.

CAPITALIZATION

The following table sets forth:

•	the actual consolidated capitalization of TPG Specialty Lending, Inc. at December 31, 2013;

•

the consolidated capitalization of TPG Specialty Lending, Inc. on a pro forma basis at December 31, 2013 to give effect to (i) our December 31, 2013 capital call for $65 million (4,234,501 shares issued at the September 30, 2013 net asset value per share of $15.35, which closed on January 15, 2014), (ii) our February 13, 2014 dividend reinvestment plan issuance for $7.8 million (502,200 shares issued at the December 31, 2013 net asset value per share of $15.52), (iii) $             million of investments funded from December 31, 2013 through                    , 2014, (iv) $             million of drawdowns from our revolving credit facilities from December 31, 2013 through                     , 2014 and (v) the private placement of $             million of our common stock at a price of $             per share to certain of our existing investors (the mid-point of the range on the front cover of this prospectus); and

•

the consolidated capitalization of TPG Specialty Lending, Inc. on a pro forma basis at December 31, 2013, as further adjusted to reflect the assumed sale of         shares of our common stock in this offering at the initial public offering price of $         per share (the mid-point of the range on the front cover of this prospectus) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $         million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds.”

You should read this table together with “Use of Proceeds” and the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.

	Actual	Pro Forma(1)	As Adjusted Pro Forma(1)
	($ in thousands)
Assets:
Investments(1)	$1,016,451	$	$
Cash and cash equivalents	3,471
Other assets	19,228

Total assets	$1,039,150	$	$

Liabilities:
Revolving credit facilities(1)	$432,267	$	$
Management fees payable to affiliate	1,580
Incentive fees payable to affiliate	6,136
Dividends payable	14,810
Other liabilities	9,661

Total liabilities	$464,454	$	$

Stockholders’ Equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 37,027,022 shares issued and 37,026,023 shares outstanding, actual issued and outstanding pro forma; shares issued and shares outstanding, as adjusted pro forma(2)	$370	$
Additional paid-in capital	552,436
Treasury stock at cost; 999 shares	(1)
Undistributed net investment income	3,981
Net unrealized gains on investments	17,910
Undistributed net realized gains on investments	—

Total Net Assets	$574,696	$	$

Total Liabilities and Net Assets	$1,039,150	$	$

Net Asset Value Per Share	$15.52	$	$

(1)	Includes the effect of investments funded and drawdowns from our revolving credit facilities from December 31, 2013 through , 2014; does not include pipeline investments that we believe may occur prior to the closing of our private placement and IPO.

(2)	We are currently seeking stockholder consent to increase the number of authorized shares of common stock to 400 million shares.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the pro forma net asset value per share of our common stock immediately after the completion of this offering. The net asset value per share is determined by dividing the value of (a) total assets minus liabilities by (b) the total number of shares outstanding.

Our net asset value as of December 31, 2013 was $574.7 million for a net asset value per common share of $15.52. After giving effect to our December 31, 2013 capital call for $65 million, our February 13, 2014 dividend reinvestment plan issuance for $7.8 million, investments funded of $     million from December 31, 2013 through                     , 2014, $     million in net drawdowns from our revolving credit facilities from December 31, 2013 through                     , 2014, and the sale of $     million of our common stock at the initial public offering price (assumed for purposes of this prospectus to be the mid-point of the range on the front cover) to certain of our existing investors in the concurrent private placement, our pro forma net asset value before completion of this offering as of December 31, 2013 would have been $     million or $     per share. We refer to these items as the “pro forma items” in the table below.

After giving effect to the sale of shares to be sold in this offering at the initial public offering price of $         per share (the mid-point of the range on the front cover of this prospectus), the deduction of the underwriting discount and estimated expenses of this offering payable by us, and the application of the net proceeds as discussed in more detail under “Use of Proceeds,” our net asset value would have been approximately $         million, or $         per share. That net asset value represents an immediate dilution of $         per share, or     %, to new investors who purchase our common stock in the offering at the initial public offering price. The foregoing assumes no exercise of the underwriters’ option to purchase additional shares to cover over-allotments. If the underwriters’ option to purchase additional shares to cover over-allotments is exercised in full, the immediate dilution to shares sold in this offering would instead be $         per share.

The following table illustrates the dilution to the shares on a per share basis:

Initial public offering price per share	$
Net asset value per share as of December 31, 2013
Increase in net asset value per share attributable to pro forma items described above
Pro forma net asset value per share without giving effect to this offering
Pro forma net asset value per share giving effect to this offering
Dilution per share to new stockholders (without exercise of the underwriters’ option to purchase additional shares of our common stock to cover over-allotments)	$

The following table summarizes, as of December 31, 2013, on the pro forma basis as described above, the total cash consideration paid to us and the average price per share paid by our existing stockholders prior to this offering and the concurrent private placement, by certain of our existing investors and our Adviser in the concurrent private placement at the initial public offering price of $         per share, and by the new investors in this offering at an initial public offering price of $         per share and prior to deducting the estimated underwriting discount and offering expenses.

	Shares Purchased			Total Consideration			Avg. Price Per Share
	Number	Percentage		Amount	Percentage
Existing stockholders			%	$		%	$
Shares to be sold in the concurrent private placement(1)			%	$		%	$
New investors			%	$		%	$

Total			%	$		%

(1)	In connection with the private placement, we will sell shares to certain existing investors, including the Adviser. See “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders” for information about the Adviser.

SELECTED FINANCIAL DATA AND OTHER INFORMATION

You should read the following selected consolidated historical financial data below in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements, related notes and other financial information included in this prospectus. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by the consolidated financial statements and related notes included in this prospectus.

We derived the selected consolidated financial data for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 from our audited consolidated financial statements and related notes, which are included elsewhere in this prospectus, and have been adjusted to reflect the stock split.

	Year Ended December 31,
Consolidated Statement of Operations Data:	2013	2012	2011
($ in millions except per share amounts)
Income
Interest from investments	$90.4	$49.1	$5.3
Dividend income	—	1.2	—
Other income	2.2	0.7	—

Total Investment Income	$92.6	$51.0	$5.3

Expenses
Interest	10.5	6.0	0.8
Management fees (net of waivers)	6.2	5.2	1.6
Incentive fees	11.8	7.0	0.3
Other	6.4	4.7	4.1

Net Expenses	34.9	22.9	6.8

Net Investment Income (Loss) Before Income Taxes	57.7	28.1	(1.5)
Net Investment Income (Loss)	57.5	28.0	(1.5)
Total net change in unrealized gains	8.4	7.2	2.3
Total net realized gains	1.1	4.4	—

Increase in Net Assets Resulting from Operations	$67.0	$39.6	$0.8

Earnings Per Share—basic and diluted(1)	$1.93	$1.93	$0.24

Consolidated Balance Sheet Data:	December 31,
	2013	2012	2011
($ in millions, except per share amounts)

Cash and cash equivalents	$3.5	$161.8	$143.7
Investments at fair value	$1,016.5	$653.9	$184.3
Total assets	$1,039.2	$833.1	$332.2
Revolving credit facilities	$432.3	$331.8	$155.0
Total liabilities	$464.5	$353.3	$159.2
Total net assets	$574.7	$479.8	$173.1
Net asset value per share(1)	$15.52	$15.19	$14.71

Other Data:
Number of portfolio companies at period end	27	21	7
Dividends declared per share(1)	$1.56	$1.17	$0.06
Total return based on net asset value(2)	12.4%	11.3%	n.m.
Weighted average yield of debt and income producing securities at fair value(3)	10.4%	10.6%	11.4%
Weighted average yield of debt and income producing securities at amortized cost(3)	10.6%	10.7%	11.5%
Fair value of debt investments as a percentage of principal	99.8%	98.9%	99.6%
Weighted average fair value of debt investments as a percentage of call price	94.9%	93.9%	96.6%

(1)	The indicated amounts for periods prior to December 3, 2013 have been retroactively adjusted for the stock split, which was effected in the form of a stock dividend. See Note 9 of our consolidated financial statements included in this prospectus.

(2)	U.S. GAAP requires that total return be calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share. For the year ended December 31, 2011, calculating total return in this manner does not adjust for the effect of the initial seed funding as part of our formation (at $0.01 per share) and accordingly the information is not meaningful. Excluding the effect of the initial seed funding, total return for the period July 1, 2011 through December 31, 2011 would be (1.58%). Our total return set forth in the table above reflects the Adviser’s waiver of its right to receive a portion of the Management Fee prior to this IPO. Following this IPO, the Adviser does not intend to waive its right to receive the full Management Fee. The Management Fee, excluding the effects of the waiver, would have been $13.4 million, $8.9 million and $1.6 million for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

(3)	Weighted average yield on debt and income-producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements for each period between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income-producing securities for investments made in the period, divided by (b) total debt and income-producing securities at fair value. Weighted average yield on debt and income-producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus additional interest, if any, as a result of arrangements between us and other lenders in any syndication plus the net annual amortization of original issue discount and market discount earned on accruing debt and income-producing securities, divided by (b) total debt and income-producing securities at amortized cost.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Executive Overview

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. The Adviser is our external manager. We have two wholly owned subsidiaries, TC Lending, LLC, a Delaware limited liability company, which holds a California finance lender and broker license, and TPG SL SPV, LLC, a Delaware limited liability company, in which we hold assets to support our asset-backed credit facility. Our results reflect our ramp-up of initial investments, which is now complete, as well as the ongoing measured growth of our portfolio of investments.

We have elected to be regulated as a BDC under the 1940 Act and as a RIC under the Code. We made our BDC election on April 15, 2011. As a result, we are required to comply with various statutory and regulatory requirements, such as:

•	the requirement to invest at least 70% of our assets in “qualifying assets”;

•	source of income limitations;

•	asset diversification requirements; and

•	the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

Our Investment Framework

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, we have originated more than $2.2 billion aggregate principal amount of investments and retained approximately $1.5 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities.

By “middle-market companies,” we mean companies that have annual EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion. As of December 31, 2013, based on fair value, our borrowers had weighted average annual revenue of $202 million and weighted average annual EBITDA of $35 million.

We invest in first-lien debt, second-lien debt, mezzanine debt and equity securities. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt.

As of December 31, 2013, our average investment based on fair value in each of our portfolio companies was $38 million.

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations. We expect that no single investment will represent more than 15% of our total investment portfolio, based on fair value. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3).

Through our Adviser, we consider potential investments utilizing a four-tiered investment framework and against our existing portfolio as a whole:

Business and sector selection. We focus on companies with enterprise value between $50 million and $1 billion. When reviewing potential investments, we seek to invest in businesses with high marginal cash flow, recurring revenue streams and where we believe credit quality will improve over time. We look for portfolio companies that we think have a sustainable competitive advantage in growing industries or distressed situations. We also seek companies where our investment will have a low loan-to-value ratio.

We currently do not limit our focus to any specific industry and we may invest in larger or smaller companies on occasion. We classify the industries of our portfolio companies by end-market (such as healthcare and pharmaceuticals, and business services) and not by the products or services (such as software) directed to those end-markets.

As of December 31, 2013, no industry represented more than 17% of our portfolio based on fair value.

Investment Structuring. We focus on investing at the top of the capital structure and protecting that position. As of December 31, 2013, approximately 99.8% of the fair value of our portfolio was invested in secured debt, including 86.3% in first-lien debt investments. We carefully diligence and structure investments to include strong investor covenants. As a result, we structure investments with a view to creating opportunities for early intervention in the event of non-performance or stress. As of December 31, 2013, the credit agreements underlying our debt investments had a weighted average of 3.0 financial covenants per asset. In addition, we seek to retain effective voting control in investments over the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. As of December 31, 2013, we had effective voting control in 92% of the debt investments in our portfolio by fair value, and we held an agency or lead position in 60% of our portfolio investments by fair value. We also aim for our loans to mature on a medium term, between two to six years after origination. For the year ended December 31, 2013, the weighted average term on new investment commitments in new portfolio companies was 5.0 years.

Deal Dynamics. We focus on, among other deal dynamics, direct origination of investments, where we identify and lead the investment transaction. As of December 31, 2013, a substantial majority of our portfolio investments were sourced through our direct or proprietary relationships.

Risk Mitigation. We seek to mitigate non-credit-related risk on our returns in several ways, including call protection provisions to protect future payment income. Based on fair value as of December 31, 2013, we had call protection on 94.4% of our debt investments, with weighted average call prices based on fair value of 106.7% for one year, 103.5% for two years and 101.4% for the third year, in each case from the date of the initial investment. Based on fair value as of December 31, 2013, 98.8% of our debt investments bore interest at floating rates, subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation.

Relationship with our Adviser, TSSP and TPG

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act. Our Adviser sources and manages our portfolio through a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer

Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of TSSP and TPG.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments. TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG.

If the SEC grants the exemptive relief we have requested, to the extent the size of the opportunity exceeds the amount our Adviser independently determines is appropriate for us to invest, our affiliates may be able to co-invest with us. We believe our ability to co-invest with TPG affiliates would be particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We would be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which could allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors. We cannot assure you, however, when or whether the SEC will grant our exemptive relief request.

Under the terms of the Investment Advisory Agreement and Administration Agreement, the Adviser’s services are not exclusive, and the Adviser is free to furnish similar or other services to others, so long as its services to us are not impaired. Under the terms of the Investment Advisory Agreement, we will pay the Adviser the Management Fee and may also pay the Incentive Fee.

Under the terms of the Administration Agreement, the Adviser also provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the oversight of the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement.

Key Components of Our Results of Operations

Investments

We focus primarily on the direct origination of loans to middle-market companies domiciled in the United States.

Our level of investment activity (both the number of investments and the size of each investment) can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

In addition, as part of our risk strategy on investments, we may reduce certain levels of investments through partial sales or syndication to additional investors.

Revenues

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. Our debt investments typically have a term of two to six years, and, based on fair value as of December 31, 2013, 98.8% bear interest at a floating rate, subject to interest rate floors. Interest on debt securities is generally payable quarterly or semiannually. Some of our investments provide for deferred interest payments or PIK interest.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We also may generate revenue in the form of commitment, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our portfolio activity also reflects the proceeds of sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses

Our primary operating expenses include the payment of fees to our Adviser under the Investment Advisory Agreement, expenses reimbursable under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on our outstanding debt. We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•

expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs;

•

the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

We expect that during periods of asset growth, our general and administrative expenses will be relatively stable or will decline as a percentage of total assets, and will increase as a percentage of total assets during periods of asset declines.

Leverage

While as a BDC the amount of leverage that we are permitted to use is limited in significant respects, we use leverage to increase our ability to make investments. The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. In any period, our interest expense will depend largely on the extent of our borrowing. In addition, we may continue to dedicate assets to financing facilities, such as the Revolving Credit Facility (Natixis).

Market Trends

We believe trends in the middle-market lending environment, including the limited availability of capital, strong demand for debt capital and specialized lending requirements, are likely to continue to create favorable opportunities for us to invest at attractive risk-adjusted rates.

The limited number of providers of capital to middle-market companies, combined with expected increases in required capital levels for financial institutions, reduce the capacity of traditional lenders to serve middle-market companies. We believe that the limited availability of capital creates a large number of opportunities for us to originate direct investments in companies. We also believe that the large amount of uninvested capital held by private equity firms will continue to drive deal activity, which may in turn create additional demand for debt capital.

The limited number of providers is further exacerbated by the specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring required for middle-market lending. We believe middle-market lending is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies.

An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics for investors such as BDCs. The negotiated nature of middle-market financings also generally provides for more favorable terms to the lenders, including stronger covenant and reporting packages, better call protection and lender-protective change of control provisions. We believe that BDCs have flexibility to develop loans that reflect each borrower’s distinct situation, provide long-term relationships and a potential source for future capital, which renders BDCs, including us, attractive lenders.

Portfolio and Investment Activity

Based on fair value as of December 31, 2013, our portfolio consisted of 86.3% first-lien debt investments, 13.5% second-lien debt investments, and 0.2% equity investments.

Based on fair value as of December 31, 2012, our portfolio consisted of 89.0% first-lien debt investments, 10.7% second-lien debt investments, and 0.3% equity investments. As of December 31, 2013 and December 31, 2012, our weighted average total yield on investments at fair value (which includes interest income and amortization of fees and discounts) was 10.4% and 10.6%, respectively, and our weighted average total yield on investments at amortized cost (which includes interest income and amortization of fees and discounts) was 10.6% and 10.7%, respectively.

As of December 31, 2013 and December 31, 2012, we had investments in 27 and 21 portfolio companies, respectively, with an aggregate fair value of $1,016.5 million and $653.9 million, respectively.

For the year ended December 31, 2013, we made new investment commitments of $606.2 million, $536.0 million in 14 new portfolio companies and $70.2 million in five existing portfolio companies. For this period, we had $192.1 million aggregate principal amount in exits and repayments resulting in net portfolio growth of $387.3 million aggregate principal amount.

For the year ended December 31, 2012, we made new investment commitments of $714.2 million, $615.0 million in 20 new portfolio companies and $99.2 million in six existing portfolio companies. For this period, we had $193.1 million aggregate principal amount in exits and repayments, resulting in net portfolio growth of $487.5 million aggregate principal amount.

For the year ended December 31, 2011, we made new investment commitments of $197.2 million in seven new portfolio companies and had no repayments.

Our investment activity for the years ended December 31, 2013, 2012 and 2011 is presented below (information presented herein is at par value unless otherwise indicated).

	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2011
($ in millions)
New investment commitments:
Gross originations	$897.5	$1,071.7	$279.2
Less: syndications/sell downs	291.3	357.5	82.0

Total new investment commitments	$606.2	$714.2	$197.2
Principal amount of investments funded:
First-lien	$497.9	$603.9	$163.4
Second-lien	80.7	74.7	17.7
Mezzanine	—	—	—
Equity	0.8	2.0	10.0

Total	$579.4	$680.6	$191.1
Principal amount of investments sold or repaid:
First-lien	$173.4	$161.0	$—
Second-lien	18.7	22.1	—
Mezzanine	—	—	—
Equity	—	10.0	—

Total	$192.1	$193.1	$—

Number of new investment commitments in new portfolio companies	14	20	7
Average new investment commitment amount in new portfolio companies	$38.3	$30.7	$28.2
Weighted average term for new investment commitments in new portfolio companies (in years)	5.0	4.8	4.6
Percentage of new debt investment commitments at floating rates	98.1%	98.0%	90.5%
Percentage of new debt investment commitments at fixed rates	1.9%	2.0%	9.5%
Weighted average interest rate of new investment commitments	10.0%	10.6%	9.7%
Weighted average spread over LIBOR of new floating rate investment commitments	8.7%	8.9%	8.3%
Weighted average interest rate on investments sold or paid down	10.0%	12.2%	—

As of December 31, 2013 and December 31, 2012, our investments consisted of the following:

	December 31, 2013		December 31, 2012
($ in millions)	Fair Value	Amortized Cost	Fair Value	Amortized Cost
First-lien debt investments	$877.2	$863.4	$582.3	$575.1
Second-lien debt investments	137.5	131.1	69.6	67.3
Mezzanine debt investments	—	—	—	—
Equity investments	1.8	2.8	2.0	2.0

Total	$1,016.5	$997.3	$653.9	$644.4

The following table shows the amortized cost of our performing and non-accrual investments as of December 31, 2013 and December 31, 2012:

	December 31, 2013		December 31, 2012
	Amortized Cost	Percentage	Amortized Cost	Percentage
($ in millions)
Performing	$997.3	100.0%	$641.6	99.6%
Non-accrual(1)	—	—	2.8	0.4%

Total	$997.3	100.0%	$644.4	100.0%

(1)	Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. See “—Critical Accounting Policies—Interest and Dividend Income Recognition.”

The weighted average yields and interest rates of our debt investments at fair value as of December 31, 2013 and December 31, 2012 were as follows:

	December 31, 2013	December 31, 2012
Weighted average total yield of debt and income producing securities	10.4%	10.6%
Weighted average interest rate of debt and income producing securities	10.0%	10.0%
Weighted average spread over LIBOR of all floating rate investments	8.7%	8.6%

Results of Operations

Operating results for the years ended December 31, 2013, 2012 and 2011 were as follows:

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Total investment income	$92.6	$51.0	$5.3
Net expenses	34.9	22.9	6.8

Net investment income (loss) before income taxes	57.7	28.1	(1.5)
Income taxes, including excise taxes	0.2	0.1	—

Net investment income (loss)	57.5	28.0	(1.5)
Net realized gains on investments(1)	1.1	4.4	—
Net change in unrealized gains on investments(1)	8.4	7.2	2.3

Net increase in net assets resulting from operations	$67.0	$39.6	$0.8

(1)	Includes foreign exchange hedging activity

Investment Income

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Interest from investments	$90.4	$49.1	$5.3
Dividend income	—	1.2	—
Other income	2.2	0.7	—

Total investment income	$92.6	$51.0	$5.3

Interest from investments increased from $49.1 million for the year ended December 31, 2012 to $90.4 million for the year ended December 31, 2013, primarily due to the increase in the size of our portfolio. The average size of our total investment portfolio at fair value increased from $417 million during the year ended December 31, 2012 to $795 million during the year ended December 31, 2013. In addition, prepayment fees increased from $0.9 million for the year ended December 31, 2012 to $3.0 million for the year ended December 31, 2013. There was no dividend income in the year ended December 31, 2013. These prepayment fees resulted from full or partial paydowns on five portfolio investments. Other income increased from $0.7 million for the year ended December 31, 2012 to $2.2 million for the year ended December 31, 2013, primarily due to higher syndication, amendment and agency fees earned during 2013.

Interest from investments increased from $5.3 million for the year ended December 31, 2011 to $49.1 million for the year ended December 31, 2012, primarily due to the increase in the size of our portfolio. The average size of our total investment portfolio at fair value increased from $57 million during the year ended December 31, 2011 to $417 million during the year ended December 31, 2012. In addition, prepayment fees increased from zero for the year ended December 31, 2011 to $0.9 million for the year ended December 31, 2012. These prepayment fees resulted from full paydowns on two portfolio investments. There was no dividend income in the year ended December 31, 2011. Dividend income was $1.2 million for the year ended December 31, 2012 due to the receipt of a dividend in the fourth quarter of 2012 from a non-controlled, affiliated investment. There was no other income in the year ended December 31, 2011. Other income for the year ended December 31, 2012 was $0.7 million primarily due to higher amendment and agency fees earned during 2012.

Expenses

Operating expenses for the years ended December 31, 2013, 2012 and 2011 were as follows:

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Interest	$10.5	$6.0	$0.8
Initial organization	—	—	1.5
Management fees (net of waivers)	6.2	5.2	1.6
Incentive fees related to Pre-incentive fee net investment income	10.4	5.3	—
Incentive fees related to realized/unrealized capital gains	1.4	1.7	0.3
Professional fees	3.7	2.9	1.6
Directors’ fees	0.3	0.3	0.2
Other general and administrative	2.4	1.5	0.8

Net Expenses	$34.9	$22.9	$6.8

Interest

Interest, including other debt financing expenses, increased from $6.0 million for the year ended December 31, 2012 to $10.5 million for the year ended December 31, 2013. This increase was primarily due to an increase in the weighted average debt outstanding from $111 million for the year ended December 31, 2012 to $266 million for the year ended December 31, 2013. The weighted average interest rate on our debt outstanding decreased from 2.9% for the year ended December 31, 2012 to 2.7% for the year ended December 31, 2013.

Interest, including other debt financing expenses, increased from $0.8 million for the year ended December 31, 2011 to $6.0 million for the year ended December 31, 2012. This increase was primarily due to the addition of our Revolving Credit Facility (Natixis) in May 2012 and our Revolving Credit Facility (SunTrust) in August 2012 and an increase in the weighted average debt outstanding from $11 million for the year ended December 31, 2011 to $111 million for the year ended December 31, 2012. The weighted average interest rate on our debt outstanding decreased from 3.0% for the year ended December 31, 2011 to 2.9% for the year ended December 31, 2012.

Management Fees

Management Fees (net of waivers) increased from $5.2 million for the year ended December 31, 2012 to $6.2 million for the year ended December 31, 2013. Management Fees increased from $8.9 million for the year ended December 31, 2012 to $13.4 million for the year ended December 31, 2013 due to the increase in total assets, which increased from an average of $611 million for the year ended December 31, 2012 to an average of $907 million for the year ended December 31, 2013. Management Fees waived increased from $3.7 million for the year ended December 31, 2012 to $7.1 million for the year ended December 31, 2013 due to an increase in total assets, as described below.

Management Fees (net of waivers) increased from $1.6 million for the year ended December 31, 2011 to $5.2 million for the year ended December 31, 2012. Management Fees increased from $1.6 million for the year ended December 31, 2011 to $8.9 million for the year ended December 31, 2012 due to the increase in total assets, which increased from an average of $115 million for the year ended December 31, 2011 to an average of $611 million for the year ended December 31, 2012. Management Fees waived increased from $7 thousand for the year ended December 31, 2011 to $3.7 million for the year ended December 31, 2012 due to an increase in total assets.

Until this IPO, the Adviser has waived its right to receive the Management Fee in excess of the sum of (i) 0.25% of aggregate committed but undrawn capital; and (ii) 0.75% of aggregate drawn capital (including capital drawn to pay our expenses) as determined as of the end of any calendar quarter. Any waived Management Fees are not subject to recoupment by the Adviser. Following the IPO, the Adviser does not intend to waive its right to receive the full Management Fee.

Incentive Fees

Incentive Fees related to pre-Incentive Fee net investment income increased from $5.3 million for the year ended December 31, 2012 to $10.4 million for the year ended December 31, 2013. This increase resulted from the increase in the size of the portfolio and related increase in pre-Incentive Fee net investment income. Incentive Fees related to capital gains decreased from $1.7 million for the year ended December 31, 2012 to $1.4 million for the year ended December 31, 2013 due to changes in unrealized gains and losses on our investments and realized gains on our investments.

There were no Incentive Fees related to pre-Incentive Fee net investment income for the year ended December 31, 2011. Incentive fees related to pre-Incentive Fee net investment income were $5.3 million for the year ended December 31, 2012 due to an increase in the size of the portfolio and related increase in pre-Incentive

Fee net investment income. Incentive Fees related to capital gains increased from $0.3 million for the year ended December 31, 2011 to $1.7 million for the year ended December 31, 2012 due to changes in unrealized gains and losses on our investments and realized gains on our investments.

Professional Fees

Professional fees increased from $2.9 million for the year ended December 31, 2012 to $3.7 million for the year ended December 31, 2013 and other general and administrative fees increased from $1.5 million for the year ended December 31, 2012 to $2.4 million for the year ended December 31, 2013, both due to an increase in costs associated with servicing a growing investment portfolio.

Professional fees increased from $1.6 million for the year ended December 31, 2011 to $2.9 million for the year ended December 31, 2012 and other general and administrative fees increased from $0.8 million for the year ended December 31, 2011 to $1.5 million for the year ended December 31, 2012, both due to an increase in costs associated with servicing a growing investment portfolio. A significant portion of our expenses for the year ended December 31, 2011 were related to the initial organization of our business.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, distribute to our stockholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our RIC status, we, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which generally relieve us from corporate-level U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we accrue excise tax on estimated excess taxable income.

For each of the calendar years ended December 31, 2013 and 2012 we recorded a net expense of $0.2 million and $0.1 million, respectively, for U.S. federal excise tax. For the calendar year ended December 31, 2011, we did not incur any U.S. federal excise tax.

Net Realized Gains

During the year ended December 31, 2013, we had $1.1 million of net realized gains, including realized gains on foreign currency forward contracts.

During the year ended December 31, 2012, we had $4.4 million of net realized gains. During the year ended December 31, 2011, we had no net realized gains.

The realized gains and losses on investments during the years ended December 31, 2013, 2012 and 2011 consisted of the following (certain gains (losses) have been rounded to zero):

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Attachmate	$(0.0)	$—	$—
AFS Technologies, Inc.	—	0.1	—
Centaur, LLC	0.1	—	—
Checkers Drive-In Restaurants, Inc.	0.8	—	—
El Pollo Loco, Inc.	—	0.7	—
Embarcadero Technologies, Inc.	0.1	—	—
Mannington Mills, Inc.	—	0.5	—
Rare Restaurant Group, LLC.	—	2.6	—
Rogue Wave Holdings, Inc.	—	0.5	—
SumTotal	0.1	—	—
Synagro Technologies, Inc.	0.0	—	—

Subtotal	$1.1	$4.4	$—

Foreign currency forward contracts	0.0	—	—

Net Realized Gains	$1.1	$4.4	$—

Aggregate Cash Flow Realized Gross Internal Rate of Return

Since we began investing in 2011 through December 31, 2013, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 17.6% (based on cash invested of $359 million and total proceeds from these exited investments of $405 million). Eighty percent of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater.

Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in our investments is equal to the present value of all realized returns from the investments. Our IRR calculations are unaudited.

•	Total capital invested for an investment is the sum of capital invested and realized losses on hedging activity, with respect to the investment.

º

Capital invested, with respect to an investment, represents the aggregate cost basis allocable to the realized or unrealized portion of the investment, net of any upfront fees paid at closing for the term loan portion of the investment.

º	Realized losses on hedging activity, with respect to an investment, represent any inception-to-date realized losses on foreign currency forward contracts allocable to the investment.

•	Total realized returns from an investment is the sum of realized returns and realized gains on hedging activity, with respect to the investment.

º

Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees (except upfront fees paid at closing for the term loan portion of an investment), administrative fees, agent fees, amendment fees, accrued interest, and other fees and proceeds.

º	Realized gains on hedging activity, with respect to an investment, represents any inception-to-date realized gains on foreign currency forward contracts allocable to the investment.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our stockholders. Initial investments are assumed to occur at time zero, and all cash flows are deemed to occur on the fifteenth of each month in which they occur.

Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our stockholders, and would be lower if it did. For additional information on these amounts, see “—Results of Operations—Expenses” and “—Results of Operations—Income Tax Expense, Including Excise Tax” above.

Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio. For additional information on our unrealized gains and losses, see “—Results of Operations—Net Change in Unrealized Gains/Losses” below.

Net Change in Unrealized Gains/Losses

We value our investments quarterly and any changes in fair value are recorded as unrealized gains or losses. See“—Critical Accounting Policies—Investments at Fair Value.”

During the years ended December 31, 2013, 2012 and 2011, the net change in unrealized gains (losses) on our investment portfolio, including losses on foreign currency forward contracts, consisted of the following:

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Change in unrealized gains	$13.4	$9.2	$2.4
Change in unrealized losses	(3.8)	(2.0)	(0.1)

Net Change in Unrealized Gains	$9.6	$7.2	$2.3

The net change in unrealized gains (losses) for the years ended December 31, 2013, 2012 and 2011 consisted of the following (certain gains (losses) have been rounded to zero):

	Year Ended December 31,
	2013	2012	2011
($ in millions)
Actian Corporation	$0.6	$—	$—
AFS Technologies, Inc.	1.5	(0.3)	0.9
AMF Bowling Worldwide, Inc.	1.1	—	—
Attachmate Corporation	0.0	—	—
Campus Management, Inc	0.1	—	—
Centaur, LLC.	0.3	—	—
Center Cut Hospitality, Inc.	—	(0.3)	0.3
Checkers Drive-In Restaurants, Inc.	(0.0)	—	—
Consona Holdings, Inc.	(0.2)	0.4	—
Ecommerce Industries, Inc.	(0.2)	0.1	0.3
Embarcadero Technologies, Inc.	0.8	—	—
eResearch Technology, Inc.	(0.6)	0.6	—
Federal Signal Corporation	(2.2)	2.2	—
Global Geophysical	0.4	—	—
Heartland Automotive, LLC	0.1	0.1	—
Infogix, Inc.	0.1	0.3	—
Intelident Solutions, Inc.	—	—	—
International Equipment Solutions, Inc.	(0.1)	0.1	—
Jeeves Information Systems AB.	0.7	—	—
Kewill, Ltd	0.2	—	—
Mandalay Baseball Properties, LLC	0.6	0.9	—
Mannington Mills, Inc.	1.6	3.6	—
Mediware Information Systems, Inc.	1.0	—	—
Metalico, Inc	0.3	—	—
MSC Software Corporation	0.3	(0.1)	0.7
Network Merchants, Inc	0.1	—	—
The Newark Group, Inc.	1.0	—	—
PAI Group, Inc.	0.2	—	—
Rare Restaurant Group, LLC.	—	0.1	(0.1)
Rogue Wave Holdings, Inc.	0.4	0.6	0.1
Sage Automotive Interiors, Inc.	0.1	—	—
Soho House Bond Ltd.	0.7	—	—
Solarsoft, LP (f/k/a CMS-XKO Holding Company, LP)	—	(0.1)	0.1
SRS Software, LLC.	(0.2)	0.1	—
SumTotal Systems, LLC.	(0.2)	—	—
Synagro Technologies, Inc.	1.2	(1.2)	—
Teletrac, Inc.	(0.1)	0.1	—
Vivint, Inc.	—	—	—
Subtotal	$9.6	$7.2	$2.3

Foreign currency forward contracts	(1.2)	—	—

Net Change in Unrealized Gains	$8.4	$7.2	$2.3

For the year ended December 31, 2013, we had $13.4 million in unrealized appreciation on 24 portfolio company investments, which was partially offset by $3.8 million in unrealized depreciation on nine portfolio company investments, excluding unrealized losses on foreign currency forward contracts. Unrealized appreciation resulted from an increase in fair market value, primarily due to a tightening spread environment and positive credit-related adjustments. Unrealized depreciation primarily resulted from the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments, which in each case caused a reduction in fair value.

For the year ended December 31, 2012, we had $9.2 million in unrealized appreciation on 13 portfolio company investments, which was partially offset by $2.0 million in unrealized depreciation on five portfolio company investments. For the year ended December 31, 2011, we had $2.4 million in unrealized appreciation on six portfolio company investments, which was partially offset by $0.1 million in unrealized depreciation on one portfolio company investment. Unrealized appreciation resulted from an increase in fair market value, primarily due to a tightening spread environment and positive credit-related adjustments. Unrealized depreciation primarily resulted from the reversal of prior period unrealized appreciation and in some instances negative credit-related adjustments, which in each case caused a reduction in fair value.

Hedging

During the year ended December 31, 2013, we entered into foreign currency forward contracts related to our investments in Jeeves Information Systems AB and Soho House Bond Ltd., which in total generated an unrealized loss of $1.2 million and a realized gain of less than $0.1 million. Other than these foreign currency forward contracts, we did not enter into any other interest rate or other derivative agreements. We bear the costs incurred in connection with entering into, administering and settling derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

During the years ended December 31, 2012 and 2011, we did not enter into any interest rate, foreign exchange or other derivative agreements.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived primarily from proceeds from equity issuances, advances from our credit facilities, and cash flows from operations. The primary uses of our cash and cash equivalents are:

•	investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements;

•	the cost of operations (including paying our Adviser);

•	debt service, repayment, and other financing costs; and

•	cash distributions to the holders of our shares.

The capital commitments of our existing investors terminate on the completion of this IPO. We intend to continue to generate cash primarily from cash flows from operations, future borrowings and future offerings of securities. We may from time to time enter into additional debt facilities, increase the size of existing facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock if immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. As of December 31, 2013, 2012 and 2011, our asset coverage ratio was 232.9%, 244.6% and 211.7%, respectively.

Cash and cash equivalents as of December 31, 2013, taken together with cash available under our credit facilities and proceeds from this offering, is expected to be sufficient for our investing activities and to conduct our operations in the near term. On February 27, 2014, we terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility.

As of December 31, 2013, we had $3.5 million in cash and cash equivalents, a decrease of $158.3 million from December 31, 2012. The decrease was primarily attributable to investments made during the period. During the year ended December 31, 2013, we used $289.6 million in operating activities, primarily as a result of funding of portfolio investments of $603.0 million. This was partially offset by proceeds from investments of $46.4 million, repayments on investments of $214.3 million, an increase in net assets resulting from operations of $67.0 million and other operating activity of $14.3 million. Lastly, cash provided by financing activities was $131.3 million during the period, primarily due to proceeds from issuance of common stock of $56.9 million and net borrowings on debt of $100.4 million, partially offset by debt issuance costs of $1.6 million and dividends paid of $24.4 million.

As of December 31, 2012, we had $161.8 million in cash and cash equivalents, an increase of $18.1 million from December 31, 2011. The increase was primarily attributable to additional borrowings under the debt facilities and proceeds from investor drawdown notices received near December 31, 2012. During the year ended December 31, 2012, we used $430.1 million in operating activities, primarily as a result of funding of portfolio investments of $760.7 million. This was partially offset by proceeds from investments of $119.1 million, repayments on investments of $190.6 million, an increase in net assets resulting from operations of $39.6 million and other operating activity of $18.7 million. Lastly, cash provided by financing activities was $448.2 million during the period, primarily due to proceeds from issuance of common stock of $287.7 million and net borrowings on debt of $176.8 million, partially offset by debt issuance costs of $5.3 million and dividends paid of $11.0 million.

As of December 31, 2013, we had $6.3 million of restricted cash in our wholly owned subsidiary TPG SL SPV, an increase of $2.0 million from December 31, 2012. The increase was primarily attributable to increased interest payments from additional investments contributed to TPG SL SPV. Proceeds received by TPG SL SPV from interest and principal at the end of a reporting period that have not gone through a settlement process are considered to be restricted cash. The settlement process involves the payment of certain required amounts under the Revolving Credit Facility (Natixis), following which excess cash generated in TPG SL SPV may be distributed to us. Restricted cash is a component of prepaid expenses and other assets in our consolidated financial statements. For additional information concerning restricted cash and our revolving credit facility, see “—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility (Natixis).”

Equity Issuances

During the years ended December 31, 2013, 2012 and 2011, we entered into subscription agreements with our existing investors, including our Adviser and its affiliates, providing for the private placement of our common stock, which brought our total capital commitments to $1.5 billion (including $117.1 million from our Adviser and its affiliates). From inception through December 31, 2013, we have drawn down a total of $0.5 billion of capital and issued 34.7 million shares, excluding equity and shares issued through our dividend reinvestment plan. As of December 31, 2013, $1.0 billion of capital commitments remained unfunded.

During the years ended December 31, 2013, 2012 and 2011, we delivered drawdown notices to our investors relating to the issuance of 3,713,053 shares, 19,199,421 shares and 11,770,448 shares, respectively, of our common stock for aggregate proceeds of $57 million, $288 million and $173 million, respectively. Proceeds from the issuances were used in investing activities and for other general corporate purposes.

On December 31, 2013, we delivered a capital drawdown notice to our investors relating to the sale of 4,234,501 shares of our common stock for an aggregate offering price of $65.0 million. The sale closed on January 15, 2014. This capital drawdown notice is not reflected in the number of shares issued for the year ended December 31, 2013 in the prior paragraph or the consolidated financial statements for the year ended December 31, 2013.

In addition to the drawdowns noted above, during the years ended December 31, 2013 and 2012, we issued 1,730,042 and 613,020 shares of our common stock, respectively, to investors who have not opted out of our dividend reinvestment plan for proceeds of $26.4 million and $9.2 million, respectively. We did not issue any shares to investors through our dividend reinvestment plan for the year ended December 31, 2011. On February 13, 2014, we issued 502,200 shares of our common stock through our dividend reinvestment plan for $7.8 million, which is not reflected in the number of shares issued for the year ended December 31, 2013 in this section or the consolidated financial statements for the year ended December 31, 2013.

Debt

Debt obligations consisted of the following as of December 31, 2013, 2012 and 2011:

	December 31, 2013
($ in millions)	Total Facility	Borrowings Outstanding	Amount Available(1)
Revolving Credit Facility (DBTCA)(2)	$100.0	$32.0	$68.0
Revolving Credit Facility (Natixis)(4)	100.0	77.8	—
Revolving Credit Facility (SunTrust)(3)(5)	400.0	322.5	77.5

Total Debt Obligations	$600.0	$432.3	$145.5

	December 31, 2012
($ in millions)	Total Facility	Borrowings Outstanding	Amount Available(1)
Revolving Credit Facility (DBTCA)(2)	$250.0	$165.0	$85.0
Revolving Credit Facility (Natixis)(4)	100.0	66.8	4.8
Revolving Credit Facility (SunTrust)(3)(5)	200.0	100.0	100.0

Total Debt Obligations	$550.0	$331.8	$189.8

	December 31, 2011
($ in millions)	Total Facility	Borrowings Outstanding	Amount Available(1)
Revolving Credit Facility (DBTCA)(2)	$250.0	$155.0	$95.0

Total Debt Obligations	$250.0	$155.0	$95.0

(1)	The amount available reflects any limitations related to the respective debt facilities’ borrowing bases.
(2)	On February 27, 2014, we terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility.
(3)	We intend to use the net proceeds of this offering and the concurrent private placement, together with our cash and cash equivalents, to pay down $ million of outstanding indebtedness under the Revolving Credit Facility (SunTrust). See “Use of Proceeds.”
(4)	On January 21, 2014, we amended the Revolving Credit Facility (Natixis) to increase the size of the facility to $175.0 million
(5)	On February 27, 2014, we amended the Revolving Credit Facility (SunTrust) to increase the size of the facility to $581.3 million.

As of December 31, 2013, 2012 and 2011, we were in compliance with the terms of our debt arrangements. We intend to continue to utilize our credit facilities to fund investments and for other general corporate purposes.

Revolving Credit Facility (SunTrust)

On August 23, 2012, we entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and certain lenders. On July 2, 2013, we entered into an agreement to amend and restate the agreement, effective on July 3, 2013. The amended and restated facility, among other things, increased the size of the facility from $200 million to $350 million. The facility included an uncommitted accordion feature that allowed us, under certain circumstances, to increase the size of the facility up to $550 million. On September 30, 2013, we exercised our right under the accordion feature and increased the size of the facility to $400 million. On January 27, 2014, we again exercised our right under the accordion feature and increased the size of the facility to $420 million.

On February 27, 2014, we further amended and restated the agreement, which we refer to as the Revolving Credit Facility (SunTrust). The second amended and restated Revolving Credit Facility (SunTrust), among other things:

•	increased the size of the facility to $581.3 million;

•	increased the size of the uncommitted accordion feature to allow us, under certain circumstances, to increase the size of the facility up to $956.3 million;

•	increased the limit for swingline loans to $100 million;

•	with respect to $545 million in commitments,

º	extended the expiration of the revolving period from June 30, 2017 to February 27, 2018, during which period we, subject to certain conditions, may make borrowings under the facility, and

º	extended the stated maturity date from July 2, 2018 to February 27, 2019; and

•	provided that borrowings under the multicurrency tranche will be available in certain additional currencies.

We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility (SunTrust), including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin, or the prime rate plus a margin. We may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. We also pay a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility (SunTrust) is guaranteed by TC Lending, LLC and certain of our domestic subsidiaries that are formed or acquired by us in the future. The Revolving Credit Facility (SunTrust) is secured by a perfected first-priority security interest in substantially all the portfolio investments held by us and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility (SunTrust) includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•

a liquidity test under which we must maintain cash and liquid investments of at least 10% of the covered debt amount under circumstances where our adjusted covered debt balance is greater than 90% of our adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $205,000,000 plus 25% of the net proceeds of the sale of equity interests after August 23, 2012.

We plan to use the proceeds of this offering to pay down the Revolving Credit Facility (SunTrust), but the credit facility will not be terminated. Affiliates of certain of the underwriters are lenders under the Revolving Credit Facility (SunTrust).

Revolving Credit Facility (Natixis)

On May 8, 2012, the “Natixis Closing Date,” our wholly owned subsidiary TPG SL SPV, LLC, a Delaware limited liability company, entered into a credit and security agreement with Natixis, New York Branch. Also on May 8, 2012, we contributed certain investments to TPG SL SPV pursuant to the terms of a Master Sale and

Contribution Agreement by and between us and TPG SL SPV. We consolidate TPG SL SPV in our consolidated financial statements, and no gain or loss was recognized as a result of the contribution. Proceeds from the Revolving Credit Facility (Natixis) may be used to finance the acquisition of eligible assets by TPG SL SPV, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by TPG SL SPV through our ownership of TPG SL SPV. The facility size is subject to availability under the borrowing base, which is based on the amount of TPG SL SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test, an asset quality test and certain concentration limits.

The credit and security agreement provided for a contribution and reinvestment period for up to 18 months after the Natixis Closing Date, or the Natixis Commitment Termination Date. The Natixis Commitment Termination Date was November 8, 2013, at which point the reinvestment period of the Revolving Credit Facility (Natixis) expired and accordingly any undrawn availability under the facility terminated. Proceeds received by TPG SL SPV from interest, dividends or fees on assets are required to be used to pay expenses and interest on outstanding borrowings, and the excess can be returned to us, subject to certain conditions, on a quarterly basis. Prior to the Natixis Commitment Termination Date, proceeds received from principal on assets could be used to pay down borrowings or make additional investments. Following the Natixis Commitment Termination Date, proceeds received from principal on assets are required to be used to make payments of principal on outstanding borrowings on a quarterly basis. Proceeds received from interest and principal at the end of a reporting period that have not gone through the settlement process for these payment obligations are considered to be restricted cash.

On January 21, 2014, TPG SL SPV entered into an agreement to amend and restate the credit and security agreement, which we refer to as the Revolving Credit Facility (Natixis). The amended and restated facility, among other things:

•	increased the size of the facility from $100 million to $175 million;

•

reopened the reinvestment period thereunder for an additional period of six months following the closing date of January 21, 2014, which may be extended in the borrower’s sole discretion for an additional six-month period thereafter;

•	extended the stated maturity date from May 8, 2020 to January 21, 2021;

•	modified pricing; and

•	made certain changes to the eligibility criteria and concentration limits.

Amounts drawn under the amended and restated Revolving Credit Facility (Natixis) and the original credit and security agreement bear interest at LIBOR plus a margin or base rate plus a margin or, in the case of the amended and restated Revolving Credit Facility (Natixis), the lenders’ cost of funds plus a margin, in each case at TPG SL SPV’s option. TPG SL SPV’s ability to borrow at lenders’ cost of funds plus a margin lowers the interest rate currently applicable on our borrowings under the Revolving Credit Facility (Natixis). The undrawn portion of the commitment bears an unutilized commitment fee of 0.75%. The Revolving Credit Facility (Natixis) contains customary covenants, including covenants relating to separateness from the Adviser and its affiliates and long-term credit ratings with respect to the underlying collateral obligations, and events of default. The Revolving Credit Facility (Natixis) is secured by a perfected first priority security interest in the assets of TPG SL SPV and on any payments received by TPG SL SPV in respect of such assets, which accordingly are not available to pay our other debt obligations.

As of December 31, 2013 and 2012, TPG SL SPV had $184.3 million and $154.4 million, respectively, in investments at fair value and $78.3 million and $67.3 million, respectively, in liabilities, including the outstanding borrowings, on its balance sheet. As of December 31, 2013 and 2012, TPG SL SPV had $6.3 million and $4.3 million, respectively, in restricted cash, a component of prepaid expenses and other assets, in the accompanying consolidated financial statements.

Borrowings of TPG SL SPV are considered our borrowings for purposes of complying with the asset coverage requirements of the 1940 Act.

Revolving Credit Facility (DBTCA)

On September 28, 2011, we entered into a revolving credit facility with Deutsche Bank Trust Company Americas, or DBTCA. At closing, the maximum principal amount of the revolving credit facility was $150 million, subject to availability under the borrowing base. On December 22, 2011, the revolving credit facility was amended and restated, which we refer to as the Revolving Credit Facility (DBTCA). Under the Revolving Credit Facility (DBTCA), the maximum principal amount was increased from $150 million to $250 million subject to availability under a borrowing base. Proceeds from the Revolving Credit Facility (DBTCA) could have been used for investment activities, expenses, working capital requirements and general corporate purposes.

During July 2013, we reduced the capacity of the Revolving Credit Facility (DBTCA) from $250 million to $100 million. The elective reduction did not have a significant effect on our liquidity as (i) our borrowings are limited by the 1940 Act’s asset coverage requirement; and (ii) there was adequate availability under our other credit facilities.

On November 5, 2013, we entered into an agreement to amend the Revolving Credit Facility (DBTCA) by extending the stated maturity date from December 22, 2013 to June 30, 2014. The Revolving Credit Facility (DBTCA) would have matured upon the earlier of June 30, 2014 and 25 days prior to this offering. On February 27, 2014, we terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility. We did not incur any fees or penalties in conjunction with the termination.

The Revolving Credit Facility (DBTCA) was secured by a perfected first priority security interest in the unfunded capital commitments of our existing investors.

Interest rates on obligations under the Revolving Credit Facility (DBTCA) were based on prevailing LIBOR or prime lending rate plus an applicable margin. We could have elected either the LIBOR or prime rate at the time of draw-down, and loans could have been converted from one rate to another at any time, subject to certain conditions. We also paid a fee of 0.375% on undrawn amounts of the Revolving Credit Facility (DBTCA). In respect of each letter of credit, we paid a fee and a fixed rate while the letter of credit was outstanding.

The Revolving Credit Facility (DBTCA) contained customary covenants on us and our subsidiaries, including requirements to deposit all capital call proceeds into a collateral account, restrictions on certain distributions, and restrictions on certain types and amounts of indebtedness. The Revolving Credit Facility (DBTCA) also included customary events of default.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

From time to time, we may enter into commitments to fund investments. Our senior secured revolving loan commitments are generally available on a borrower’s demand and may remain outstanding until the maturity date of the applicable loan. Our senior secured term loan commitments are generally available on a borrower’s demand and, once drawn, generally have the same remaining term as the associated loan agreement. Undrawn senior secured term loan commitments generally have a shorter availability period than the term of the associated loan agreement. As of December 31, 2013, 2012 and 2011, we had the following commitments to fund investments:

($ in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Senior secured revolving loan commitments	$18.4	$17.5	$3.8
Senior secured term loan commitments	36.6	14.5	3.0

Total Portfolio Company Commitments	$55.0	$32.0	$6.8

Other Commitments and Contingencies

As of December 31, 2013, 2012 and 2011, we had $1.5 billion, $1.4 billion and $1.2 billion, respectively, in total capital commitments from investors ($1.0 billion, $0.9 billion and $1.0 billion unfunded, respectively). Of these amounts, $117.1 million, $114.1 million and $70.4 million, respectively, is from the Adviser and its affiliates ($76.7 million, $76.6 million and $60.3 million unfunded, respectively). These unfunded commitments will no longer remain in effect following the completion of this IPO.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2013, 2012 and 2011, we had outstanding commitments to fund investments totaling $55.0 million, $32.0 million and $6.8 million, respectively.

We have certain contracts under which we have material future commitments. Under the Investment Advisory Agreement, our Adviser provides us with investment advisory and management services. For these services, we pay the Management Fee and the Incentive Fee.

Under the Administration Agreement, our Adviser furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse our Adviser for the allocable portion (subject to the review and approval of our Board) of expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs. Our Adviser also offers on our behalf significant managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

Contractual Obligations

A summary of our contractual payment obligations as of December 31, 2013 is as follows:

	Payments Due by Period
($ in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility (DBTCA)(1)	$32.0	$32.0	$—	$—	$—
Revolving Credit Facility (Natixis)	77.8	—	—	—	77.8
Revolving Credit Facility (SunTrust)	322.5	—	—	322.5	—

Total Contractual Obligations	$432.3	$32.0	$—	$322.5	$77.8

(1)	On February 27, 2014, we terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility.

In addition to the contractual payment obligations in the tables above, we also have commitments to fund investments. See “—Off-Balance Sheet Arrangements—Portfolio Company Commitments.”

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. To maintain our RIC status, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90 percent of the sum of our:

•

investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be treated as distributing) during each calendar year an amount at least equal to the sum of:

•	98.0% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•	98.2 % of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of this tax. In that event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. All dividends will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Related-Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement;

•

a license agreement with an affiliate of TPG under which the affiliate granted us a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo; and

•	the Adviser’s agreement to purchase $ million of our common stock in the concurrent private placement at the initial public offering price.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including valuation risk, interest rate risk and currency risk. See “—Results of Operations—Hedging.”

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material. See “—Critical Accounting Policies—Investments at Fair Value” and Note 2 to our audited consolidated annual financial statements included elsewhere in this prospectus for more details on estimates and judgments made by us in connection with the valuation of our investments.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We also fund portions of our investments with borrowings. Our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.

As of December 31, 2013, 98.8% of our debt investments at fair value in our portfolio bore interest at floating rates, subject to interest rate floors. Our credit facilities also bear interest at floating rates.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate-sensitive assets to our interest rate-sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Assuming that our consolidated balance sheet as of December 31, 2013 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (considering interest rate floors for floating rate instruments):

($ in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$19.5	$13.0	$6.5
Up 200 basis points	$9.4	$8.6	$0.8
Up 100 basis points	$0.6	$4.3	$(3.7)
Down 25 basis points	$—	$(0.7)	$0.7

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments that could affect our net income. Accordingly, we cannot assure you that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Critical Accounting Policies

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with our risk factors as disclosed in “Risk Factors.”

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including:

•	the estimated enterprise value of a portfolio company (that is, the total fair value of the portfolio company’s debt and equity);

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments based on its earnings and cash flow;

•	the markets in which the portfolio company does business;

•	a comparison of the portfolio company’s securities to any similar publicly traded securities; and

•	overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

When an external event, such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates our valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed-upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•

The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties.

We conduct this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform.

We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider our principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we review pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained, as well as an assessment as to their quality.

Our accounting policy on the fair value of our investments is critical because the determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of these valuations, and any change in these valuations, on the consolidated financial statements.

See Note 6 to our consolidated financial statements included elsewhere in this prospectus for more information on the fair value of our investments.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Our accounting policy on interest and dividend income recognition is critical because it involves the primary source of our revenue and accordingly is significant to the financial results as disclosed in our consolidated financial statements.

U.S. Federal Income Taxes

We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code. So long as we maintain our status as a RIC, we will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. As a result, any tax liability related to income earned and distributed by us represents obligations of our stockholders and will not be reflected in our consolidated financial statements.

We evaluate tax positions taken or expected to be taken in the course of preparing our financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including on-going analyses of tax laws, regulations and interpretations thereof.

Our accounting policy on income taxes is critical because if we are unable to maintain our status as a RIC, we would be required to record a provision for corporate-level U.S. federal income taxes which may be significant to our financial results.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year ended December 31, 2013, 2012 and 2011. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facilities
December 31, 2013	$432.3	$2,329.5	—	N/A
December 31, 2012	$331.8	$2,445.9	—	N/A
December 31, 2011	$155.0	$2,116.7	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

THE COMPANY

General

We are a specialty finance company focused on lending to middle-market companies. Since we began our investment activities in July 2011, we have originated more than $2.2 billion aggregate principal amount of investments and retained approximately $1.5 billion aggregate principal amount of these investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. By “middle-market companies,” we mean companies that have annual EBITDA, which we believe is a useful proxy for cash flow, of $10 million to $250 million, although we may invest in larger or smaller companies on occasion.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of our Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in July 2011, and we believe we will be one of the largest BDCs by total assets at the time of an initial public offering.

The companies in which we invest use our capital to support organic growth, acquisitions, market or product expansion and recapitalizations. We invest in first-lien debt, second-lien debt, mezzanine debt and equity investments. Our first-lien debt may include stand-alone first-lien loans; “last out” first-lien loans, which are loans that have a secondary priority behind super-senior “first out” first-lien loans; “unitranche” loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position; and secured corporate bonds with similar features to these categories of first-lien loans. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Based on fair value as of December 31, 2013, our portfolio consisted of 86.3% first-lien debt investments, 13.5% second-lien debt investments and 0.2% equity investments. Approximately 98.8% of our investments based on fair value as of December 31, 2013 are floating rate in nature, subject to interest rate floors, which we believe helps act as a portfolio-wide hedge against inflation. As of December 31, 2013 and 2012, we had debt and equity investments in 27 and 21 portfolio companies, respectively. As of December 31, 2013, our average investment in each of our portfolio companies was $37.6 million.

As of December 31, 2013, our portfolio was invested across 17 different industries. The largest industries in our portfolio, based on fair value as of December 31, 2013, were business services, financial services, and healthcare and pharmaceuticals, which represented, as a percentage of our portfolio, 16.5%, 11.6%, and 10.8%, respectively. We expect that no single investment will represent more than 15% of our total investment portfolio, based on fair value. See “Portfolio Companies” for more information on our portfolio as of December 31, 2013.

Our Board has ultimate authority over our business, but delegates authority to our investment adviser who actively sources, manages, and monitors our investment portfolio and other business activities, subject to the supervision of the Board. See “—About TSL—Our Investment Adviser” below. Pursuant to our certificate of incorporation, the Board consists of five members divided into three classes with staggered three-year terms. As a BDC, a majority of our Board consists of Independent Directors.

We borrow money from time to time within the levels permitted by the 1940 Act to fund investments and for general corporate purposes. Under the 1940 Act, we can incur borrowings, issue debt securities or issue preferred stock if immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of those borrowings compared to our investment outlook. Currently, we employ a variety of credit facilities. We may, in the future, enter into other credit facilities. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by us, and ultimately the holders of our common stock. See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.”

We are an “emerging growth company” under the JOBS Act and will be subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, we are choosing to “opt out” of the extended transition period and, as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of these standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

About TSL

TPG Specialty Lending, Inc. is a Delaware corporation formed on July 21, 2010. TSL Advisers, LLC is our external manager. On June 1, 2011, we formed a wholly owned subsidiary, TC Lending, LLC, a Delaware limited liability company, which holds a California finance lender and broker license. On March 22, 2012, we formed another wholly owned subsidiary, TPG SL SPV, LLC, a Delaware limited liability company, in which we hold assets to support our asset-backed credit facility.

Our portfolio is subject to diversification and other requirements because we elected to be regulated as a BDC under the 1940 Act and treated as a RIC for U.S. federal income tax purposes. We made our BDC election on April 15, 2011. We intend to maintain these elections. See “Regulation” for more information on these requirements.

To date, we have conducted private offerings of our common stock to investors in reliance on exemptions from the registration requirements of the Securities Act and other applicable securities laws. At the closing of each private offering, investors made capital commitments to purchase our common stock from time to time at net asset value. The majority of our existing investors, as measured by total capital commitments, are participants in our dividend reinvestment plan.

On January 31, 2013, we reached a $1.5 billion cap on private offering commitments with our investors, which includes a $100 million capital commitment by the Adviser. We have drawn $582.5 million of these capital commitments as of the date of this prospectus, and issued $43.4 million of equity through our dividend reinvestment plan. Our existing investors’ obligations to purchase additional shares from the undrawn portion of their capital commitments will terminate upon the completion of this IPO.

Certain of our existing investors, including our Adviser, have agreed to purchase $     million of our common stock in a private placement transaction at a purchase price per share equal to our initial public offering price per share. The private placement transaction is subject to certain customary closing conditions and also subject to, and will close concurrently with, the completion of this offering.

The Adviser has entered into the 10b5-1 Plan under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the 10b5-1 Plan has been exhausted or December 31, 2014, subject to certain conditions. See “Related-Party Transactions and Certain Relationships.”

Our Investment Adviser

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of TSSP and TPG.

TSSP, which encompasses TPG Specialty Lending, TPG Opportunities Partners and TPG Institutional Credit Partners, is TPG’s special situations and credit platform. TSSP had over $8.5 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 80 investment and operating professionals. Twenty of these personnel are dedicated to our business, including 16 investment professionals. The TSSP members of the Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

TPG is a leading global private investment firm founded in 1992 with over $59 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014, and offices in San Francisco, Fort Worth, Austin, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 250 professionals. The TPG members of the Investment Review Committee are TPG co-founders, David Bonderman and James Coulter, and TPG Senior Partners, Jonathan Coslet and James Gates.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Management of the Adviser consists primarily of senior executives of TSSP and TPG. TSSP and TPG executives, including members of our Investment Review Committee and certain of our other senior personnel, own a significant stake in the Adviser. As of December 31, 2013, our Adviser owned 6.3% of our common stock and had committed $100 million in equity capital under a subscription agreement like those entered into with our existing investors. See “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders.”

The Adviser is responsible for managing our day-to-day business affairs, including implementing investment policies and strategic initiatives set by our Investment Team and managing our portfolio under the general oversight of our Investment Review Committee.

On April 15, 2011, we entered into the Investment Advisory Agreement with our Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011. Under the Investment Advisory Agreement, the Adviser provides investment advisory services to us.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to us are not impaired. Under the terms of the Investment Advisory Agreement, we pay the Adviser the Management Fee and the Incentive Fee. For a discussion of the Management Fee and Incentive Fee payable by us to the Adviser, see “Management and Other Agreements— Investment Advisory Agreement; Administration Agreement; License Agreement.” Our Board monitors the mix and performance of our investments over time and seeks to satisfy itself that the Adviser is acting in our interests and that our fee structure appropriately incentivizes the Adviser to do so. On November 5, 2013, our Board renewed the Investment Advisory Agreement. Unless earlier terminated, the Investment Advisory Agreement will remain in effect until November 5, 2014, and may be extended subject to required approvals.

Our Administrator

On March 15, 2011, we entered into the Administration Agreement with our Adviser. Under the terms of the Administration Agreement, the Adviser acts as our administrator, providing administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. See “Management and Other Agreements—Payment of Our Expenses.” In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we will pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf.

Market Opportunity

Our investment objective is to generate current income by targeting investments with favorable risk-adjusted returns. We believe the middle-market lending environment provides opportunities for us to meet this objective as a result of a combination of the following factors:

Limited availability of capital for middle-market companies. We believe that certain structural changes in the market have reduced the amount of capital available to middle-market companies. In particular, we believe there are currently fewer providers of capital to middle-market companies. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination activities and are focusing on more liquid asset classes. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. We believe the Basel III accord and implementing regulations by the Federal Reserve, the Office of the Comptroller of the Currency and the FDIC will significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold non-investment grade leveraged loans on their balance sheets. Coupled with new risk retention requirements for collateralized loan vehicles, we believe these developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for middle-market companies.

Strong demand for debt capital. We believe middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, at $1.07 trillion as of December 2013, will continue to drive deal activity. We expect that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with secured loans provided by companies such as ours.

Attractive investment dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. The directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

Conservative capital structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, borrowers have generally been required to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during periods of economic downturns. With more conservative capital structures, middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process.

Specialized lending requirements. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the experience and resources of our Adviser, TSSP and TPG position us more strongly than many capital providers to lend to middle-market companies.

Desirability of partnering with BDCs. We believe middle-market companies see advantages in raising capital from BDCs. BDCs have the ability to offer attractive financing structures, including unitranche loans and “one-stop” financings and can provide a valuable combination of flexibility to develop loans that reflect each borrower’s distinct situation, long-term relationship focus, and reliability as a potential source of future capital.

Illustrative of the market opportunity for BDCs, the graph below demonstrates the decline in U.S. Federal Deposit Insurance Corporation, or FDIC, insured commercial banks and the drop in bank participation in the leveraged loan market over the past two decades.

The graph below illustrates the increase in the uninvested capital held by private equity funds that is available to be invested.

Source: Preqin as of December 31, 2013

Competitive Strengths and Core Competencies

Leading platform and access to proprietary deal flow. The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. Our Adviser has a dedicated team of 16 investment professionals responsible for originating, underwriting, executing and managing the assets of our direct lending transactions. This team is responsible for sourcing and executing opportunities directly, while leveraging the resources and expertise of the TSSP and TPG platforms. Our Investment Team has over 160 years of collective experience as commercial dealmakers.

In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. By sourcing through multiple channels, we believe we are able to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries.

In addition, our Adviser draws upon the resources of TSSP and TPG in underwriting transactions, performing due diligence, managing assets and optimizing our operations as a public company. Access to TSSP and TPG resources complements our Adviser’s view of markets and provides insight into important cyclical patterns.

Disciplined investment and underwriting process. Through our Adviser, we seek to achieve the highest risk-adjusted returns available as opposed to the highest absolute return available. Our investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their assets, management and prospects. We believe four factors distinguish our investment approach:

•	Flexibility. Our broad middle-market focus and our Adviser’s integrated position within TSSP and TPG allow us to determine current market opportunities and identify relative value.

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Risk pricing. The risk profile of our portfolio evolves across credit cycles as credit tightens and loosens. During periods when risk premiums are tight and pricing alone may not reflect the possibility for volatility, we typically focus on investing at a senior position, in deals that permit us to control duration (that is, price sensitivity as a function of time and changes in interest rates, expressed as a number of years). Conversely, during periods when risk premiums are wide, we seek to capture an incremental risk premium by offering more junior instruments that have higher rates and longer durations.

•	Disciplined four-tiered investment framework. Through our Adviser, we perform detailed company-specific analysis focusing on a four-tiered investment framework:

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Business and sector selection. We focus on companies with enterprise value between $50 million and $1 billion. When reviewing potential investments, we seek to invest in businesses with high marginal cash flow, recurring revenue streams and where we believe credit quality will improve over time. We look for portfolio companies that we think have a sustainable competitive advantage in growing industries or distressed situations. We also seek companies where our investment will have a low loan-to-value ratio. We currently do not limit our focus to any specific industry and we may invest in larger or smaller companies.

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Investment structuring. We focus on investing at the top of the capital structure and protecting that position. We carefully diligence and structure investments to include strong investor covenants. As a result, we structure investments with a view to creating opportunities for early intervention in the event of non-performance or stress. In addition, we seek to retain effective voting control in investments over the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We also aim for our loans to mature on a medium term, between two to six years after origination.

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Deal dynamics. We focus on, among other deal dynamics, direct origination of investments, where we identify and lead the investment transaction. We seek transactions that are too small for the traditional high yield market. We look to invest in companies that value our commitment and ability to originate an investment that meets their goals and fits within their existing capital structure.

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Risk Mitigation. We seek to mitigate non-credit-related risk on our returns in several ways, including call protection provisions to protect future payment income. In addition, most of our investments are floating rate in nature, which we believe helps act as a portfolio-wide hedge against inflation.

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Robust and active investment management. Our Adviser rigorously monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. The information gathered on market trends through this process also informs our underwriting for new loans.

We tailor investments rather than focusing only on driving investment volume. We closed approximately 1.7% of the more than 2,400 investment opportunities our Investment Team reviewed from our inception through December 31, 2013.

Carefully constructed, existing, wide-ranging portfolio consisting of predominantly senior, floating rate loans. Since we began investing in 2011, we have invested approximately $1.5 billion. As of December 31, 2013, we had a portfolio of investments in 27 portfolio companies totaling $1,016.5 million that we believe exhibits strong credit quality and broad industry composition. As of December 31, 2013, approximately 98.8% of our debt investments bore interest at floating rates, subject to interest rate floors, and 86.3% of the fair value of our portfolio was invested in first-lien debt investments. We believe this portfolio will allow us to generate meaningful investment income, and consequently dividend income, for our stockholders.

Experienced management team. The eight managing directors of TSSP on the Adviser’s team have deep experience identifying and executing transactions across a broad range of industries and types of financings. Over their careers, our team has developed unique relationships and access to proprietary sourcing and servicing channels. The team includes the founder of the Goldman Sachs Specialty Lending Group, Alan Waxman, who managed the group from its inception in 2003 through 2009, and other senior members, such as Joshua Easterly, who was Co-head from 2006 through 2010. The team also includes Michael Fishman, who as National Director of Loan Originations at Wells Fargo Capital Finance, oversaw primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products from 2000 to 2011. Our Adviser’s senior team also has experience managing us as a BDC since we began our investment activities in July 2011. We believe that the broad knowledge of this group from investing across asset classes through numerous credit cycles provides us with sound decision-making and invaluable insights into the investment process.

Aligned investment professionals. We believe our investment professionals are aligned with our investment objective. The compensation structure for our investment professionals is based on our returns, as opposed to transaction volume, which we believe fosters a focus on credit quality when originating investments.

Investment Criteria/Guidelines

Our investment approach involves, among other things:

•	an assessment of the markets, overall macroeconomic environment and how the assessment may impact industry and investment selection;

•	substantial company-specific research and analysis; and,

•	with respect to each individual company, an emphasis on capital preservation, low volatility and management of downside risk.

The foundation of our investment philosophy incorporates intensive analysis, a management discipline based on both market technicals and fundamental value-oriented research, and consideration of diversification within our portfolio. We follow a rigorous investment process based on:

•	a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;

•	an evaluation of management and its economic incentives;

•	an analysis of business strategy and industry trends; and

•	an in-depth examination of a prospective portfolio company’s capital structure, financial results and projections.

We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises, while focusing on the absolute and relative value of the investment.

Investment Process Overview

Origination and Sourcing

The substantial majority of our investments are not intermediated and are originated without the assistance of investment banks or other traditional Wall Street sources. In addition to executing direct calling campaigns on companies based on the Adviser’s sector and macroeconomic views, our Investment Team also maintains direct contact with financial sponsors, banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. The substantial majority of our deals are informed by our current sector views and are sourced directly by our Adviser through our network contacts. We also identify opportunities through our Adviser’s relationships with TSSP and TPG.

Due Diligence Process

The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If the management group responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, our diligence of each opportunity may include:

•	understanding the purpose of the loan, the key personnel and variables, as well as the sources and uses of the proceeds;

•	meeting the company’s management, including top and middle-level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management’s backgrounds and references;

•	performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•	leveraging TSSP and TPG internal resources with institutional knowledge of the company’s business; and

•	investigating legal and regulatory risks and financial and accounting systems and practices.

Selective Investment Process

After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If these senior and other investment professionals are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

Issuance of Formal Commitment

Approval of an origination requires the approval of the Investment Review Committee or, depending on the size of the investment, a portion thereof. Once we have determined that a prospective portfolio company is suitable for investment, we work with the management or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

Portfolio Monitoring

The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, the Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

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An investment is rated 1 if, in the opinion of the Adviser, it is performing as agreed and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements. For these investments, the Adviser generally prepares monthly reports on loan performance and intensive quarterly asset reviews.

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An investment is rated 2 if it is performing as agreed, but, in the opinion of the Adviser, there may be concerns about the company’s operating performance or trends in the industry. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also researches any areas of concern with the objective of early intervention with the borrower.

•

An investment will be assigned a rating of 3 if it is paying as agreed but a covenant violation is expected. For these investments, in addition to monthly reports and quarterly asset reviews, the Adviser also adds the company to its “watch list” and researches any areas of concern with the objective of early intervention with the borrower.

•

An investment will be assigned a rating of 4 if a material covenant has been violated, but the company is making its scheduled payments. For these investments, the Adviser prepares a bi-monthly asset review email and generally has monthly meetings with senior management. For investments where there have been material defaults, including bankruptcy filings, failures to achieve financial performance requirements or failure to maintain liquidity or loan-to-value requirements, the Adviser often will take immediate action to protect its position. These remedies may include negotiating for additional collateral, modifying loan terms or structure, or payment of amendment and waiver fees.

•

A rating of 5 indicates an investment is in default on its interest or principal payments. For these investments, our Adviser reviews the loans on a bi-monthly basis and, where possible, pursues workouts that achieve an early resolution to avoid further deterioration. The Adviser retains legal counsel and takes actions to preserve our rights, which may include working with the borrower to have the default cured, to have the loan restructured or to have the loan repaid through a consensual workout.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013:

Investment Performance Rating	Investments at Fair Value ($ in millions)	Percentage of Total Portfolio
1	$859.4	84.6%
2	116.4	11.4%
3	40.7	4.0%
4	—	—
5	—	—

Total	$1,016.5	100.0%

Investment Review Committee

The Adviser manages our portfolio under the general oversight of the Investment Review Committee. The Investment Review Committee includes certain individuals who are senior personnel of the Adviser, TSSP and TPG, as well as certain other persons appointed by the Adviser from time to time. Our Investment Team and the Investment Review Committee are supported by and have access to the investment professionals, analytical capabilities and support personnel of TPG. Some of the officers and employees of the Adviser, including some of its senior officers, are also employees of TPG. See “Management” and “Related-Party Transactions and Certain Relationships.”

Structure of Investments

Since beginning our investment activities in July 2011, we have sought to generate current income primarily in U.S.-domiciled middle market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities.

Debt Investments

The terms of our debt investments are tailored to the facts and circumstances of each transaction and prospective portfolio company. We negotiate the structure of each investment to protect our rights and manage our risk while providing funding to help the portfolio company achieve its business plan. We invest in the following types of debt:

•

First-lien debt. First-lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first-lien loans, “unitranche” loans and secured corporate bonds with similar features to these categories of first-lien loans.

•

Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•

“Last out” first-lien loans. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out”

lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject.

•

“Unitranche” loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the borrower most, if not all, of the capital structure above the equity. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues.

•

Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•

“Mezzanine” debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances.

Among the types of first-lien debt in which we invest, we generally are able to obtain higher effective interest rates on our “last out” first-lien loans than on other types of first-lien loans, since our “last-out” first-lien loans generally are more junior in the capital structure. Within our portfolio, we aim to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, which allows us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity Investments

Our loans may include an equity interest in the issuer, such as a warrant or profit participation right. In certain instances, we also will make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

Investments

As of December 31, 2013 and December 31, 2012, we had made investments with an aggregate fair value of $1,016.5 million and $653.9 million, respectively, in 27 and 21 portfolio companies, respectively. See “Portfolio Companies” for more information on these investments, including a list of companies and type and amount of investments.

Investments consisted of the following at December 31, 2013 and 2012:

	December 31, 2013
($ in millions)	Amortized Cost(1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$863.4	$877.2	$13.8
Second-lien debt investments	131.1	137.5	6.4
Mezzanine debt investments	—	—	—
Equity investments	2.8	1.8	(1.0)

Total Investments	$997.3	$1,016.5	$19.2

	December 31, 2012
($ in millions)	Amortized Cost(1)	Fair Value	Net Unrealized Gains
First-lien debt investments	$575.1	$582.3	$7.2
Second-lien debt investments	67.3	69.6	2.3
Mezzanine debt investments	—	—	—
Equity investments	2.0	2.0	—

Total Investments	$644.4	$653.9	$9.5

(1)	Amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of investments at fair value at December 31, 2013 and 2012 was as follows:

	December 31, 2013	December 31, 2012
Aerospace and defense	5.3%	8.6%
Automotive	6.1%	8.9%
Beverage, food, and tobacco	4.5%	8.6%
Business services	16.5%	4.7%
Capital equipment	—	11.0%
Construction and building	5.1%	8.1%
Containers and packaging	4.6%	—
Education	2.9%	—
Environmental industries	—	0.7%
Financial services	11.6%	15.0%
Healthcare and pharmaceuticals	10.8%	17.2%
Hotel, gaming, and leisure	7.2%	4.4%
Human resource support services	5.2%	2.3%
Insurance	3.2%	4.6%
Manufacturing	2.7%	—
Metals and mining	3.3%	—
Office products	2.0%	3.3%
Oil, gas and consumable fuels	3.9%	—
Transportation	5.1%	2.6%

Total	100.0%	100.0%

We classify the industries of our portfolio companies by end-market (such as healthcare and pharmaceuticals, and business services) and not by the products or services (such as software) directed to those end-markets.

The geographic composition of investments at fair value at December 31, 2013 and 2012 was as follows:

	December 31, 2013	December 31, 2012
United States
Midwest	14.2%	18.8%
Northeast	21.7%	17.8%
South	19.7%	25.7%
West	35.5%	37.7%
Europe	8.9%	—

Total	100.0%	100.0%

Loan Commitments

As of December 31, 2013 and 2012, we had the following commitments to fund investments:

($ in millions)	December 31, 2013	December 31, 2012
Senior secured revolving loan commitments	$18.4	$17.5
Senior secured term loan commitments	36.6	14.5

Total Portfolio Company Commitments	$55.0	$32.0

Capital Commitments

As of December 31, 2013 and 2012, we had $1.5 billion and $1.4 billion, respectively, in total capital commitments from investors ($1.0 billion and $0.9 billion unfunded, respectively), of which $117.1 million and $114.1 million, respectively, is from the Adviser and its affiliates ($76.7 million and $76.6 million unfunded, respectively). The obligations under these capital commitments will terminate upon completion of this IPO.

Managerial Assistance

As a BDC, we must offer significant managerial assistance to our portfolio companies. This assistance can involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and reimburse the Adviser for its allocated costs in providing this assistance, subject to the review and approval by our Board, including our Independent Directors. See “Regulation.”

Competition

We compete for investments with a number of BDCs and other investment funds (including private equity funds and venture capital funds), special purpose acquisition company sponsors, investment banks with underwriting activities, hedge funds that invest in private investments in public equities, traditional financial services companies such as commercial banks, and other sources of financing. Many of these entities have greater financial and managerial resources than we do. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we expect to face, see “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Administration

Each of our executive officers is an employee of our Adviser or its affiliates. We do not currently have any employees and do not expect to have any employees. Individuals who are employees of our Adviser or its affiliates provide services necessary for our business under the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser and the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Adviser or its affiliates. Our Investment Team focuses on origination and transaction development and the ongoing monitoring of our investments. In addition, we reimburse the Adviser for the allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs).

Properties

We maintain our principal executive office at 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. We do not own any real estate.

Legal Proceedings

From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. We and the Adviser are not currently subject to any material legal proceedings, and, to our knowledge, no material legal proceeding is threatened against us.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of December 31, 2013 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In this table, we have further specified our descriptions of certain investments to indicate whether they are first-lien or second-lien. As of December 31, 2013, we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities. We either originated or purchased in the secondary market the loans and securities in our current portfolio.

Company (1)	Investment (Par amounts in thousands)	Interest	Initial Acquisition Date	Amortized Cost (2) ($ amount in thousands)	Fair Value ($ amount in thousands)	Percentage of Net Assets
Debt Investments

Aerospace and defense
MSC Software Corporation (3)(4)(6)	First-lien loan ($53,452 par, due 11/2017)	7.75%	12/23/2011	$52,828	$53,720	9.3%

Automotive
Heartland Automotive Holdings, LLC (3)(4)	First-lien loan ($36,733 par, due 6/2017)	9.75%	8/28/2012	36,002	36,182	6.3%

	First-lien revolving loan ($4,611 par, due 6/2017)	10.75%	8/28/2012	4,500	4,528	0.8%

Sage Automotive Interiors, Inc. (3)(4)(6)	First-lien loan ($21,553 par, due 12/2016)	8.50%	12/31/2012	21,336	21,445	3.7%

				61,838	62,155	10.8%

Beverage, food and tobacco
AFS Technologies, Inc. (3)(4)(6)	First-lien loan ($44,394 par, due 8/2015)	7.75%	8/31/2011	43,837	45,837	8.0%
Business services
Actian Corporation (3)(4)(6)	First-lien loan ($67,933 par, due 4/2018)	8.50%	4/11/2013	65,762	66,405	11.6%

Aptean Holdings, Inc. f/k/a Consona Holdings, Inc. (3)(4)	First-lien loan ($29,625 par, due 8/2018)	7.25%	8/13/2012	29,279	29,477	5.1%

Beyond Trust Software Holding Group, Inc. (3)(6)	First-lien loan ($42,500 par, due 12/2019)	7.25%	12/18/2013	41,462	41,437	7.2%

Network Merchants, Inc (3)(4)	First-lien loan ($29,659 par, due 9/2018)	8.75%	9/12/2013	29,105	29,202	5.1%

				165,608	166,521	29.0%

Construction and building
Mannington Mills, Inc. (3)(4)	Second-lien loan ($47,430 par, due 3/2017)	14.00% (incl. 2.00% PIK)	3/2/2012	46,545	51,817	9.0%

Containers and packaging
The Newark Group, Inc. (3)(4)	First-lien loan ($46,560 par, due 2/2018)	8.50%	2/8/2013	46,164	47,142	8.2%

Education
Campus Management, Inc. (3)(4)(6)	First-lien loan ($29,625 par, due 9/2018)	8.75%	9/30/2013	28,931	29,032	5.1%

Company (1)	Investment (Par amounts in thousands)	Interest	Initial Acquisition Date	Amortized Cost (2) ($ amount in thousands)	Fair Value ($ amount in thousands)	Percentage of Net Assets
Financial services
Embarcadero Technologies, Inc. (3)(4)(6)	First-lien loan ($42,479 par, due 12/2017)	8.00%	12/28/2012	41,597	42,372	7.4%

Rogue Wave Holdings, Inc. (3)(4)(6)	First-lien loan ($76,337 par, due 12/2018)	8.25%	11/21/2012	74,752	75,764	13.2%

				116,349	118,136	20.6%

Healthcare and pharmaceuticals
Mediware Information Systems, Inc. (3)(4)(6)	First-lien loan ($71,634 par, due 5/2018)	8.00%	11/9/2012	70,120	71,097	12.4%

SRS Software, LLC (3)(4)	First-lien loan ($35,625 par, due 12/2017)	8.75%	12/28/2012	34,782	35,625	6.2%

	First-lien revolving loan ($2,000 par, due 12/2017)	8.75%	12/28/2012	2,000	2,000	0.3%

				106,902	108,722	18.9%

Hotel, gaming, and leisure
AMF Bowling Worldwide, Inc. (3)(4)	First-lien loan ($14,813 par, due 6/2018)	8.75%	7/2/2013	13,687	14,821	2.6%

Centaur, LLC (3)	Second-lien loan ($10,000 par, due 2/2020)	8.75%	2/15/2013	9,923	10,250	1.8%

Mandalay Baseball Properties, LLC (3)(4)	First-lien loan ($34,886 par, due 3/2017)	12.00% (incl. 4.50% PIK)	4/12/2012	34,303	35,758	6.2%

Soho House (5)	Second-lien bond (GBP 7,000 par, due 10/2018)	9.13%	9/20/2013	11,200	11,913	2.1%

				69,113	72,742	12.7%

Human resource support services
Pai Group, Inc. (3)(4)	First-lien loan ($34,737 par, due 5/2018)	10.50%	5/8/2013	33,979	34,141	5.9%

SumTotal Systems, LLC (3)(4)	First-lien loan ($7,483 par, due 11/2018)	6.25%	11/16/2012	7,405	7,371	1.3%

	Second-lien loan ($12,000 par, due 5/2019)	10.25%	11/16/2012	11,932	11,790	2.1%

				53,316	53,302	9.3%

Insurance
Infogix, Inc. (3)(4)	First-lien loan ($31,888 par, due 6/2017)	10.00%	6/1/2012	31,433	31,808	5.5%

	First-lien revolving loan ($850 par, due 6/2017)	10.00%	6/1/2012	782	838	0.1%

				32,215	32,646	5.6%

Company (1)	Investment (Par amounts in thousands)	Interest	Initial Acquisition Date	Amortized Cost (2) ($ amount in thousands)	Fair Value ($ amount in thousands)	Percentage of Net Assets
Manufacturing
Jeeves Information Systems AB (3)(5)	First-lien loan (SEK 177,161 par, due 6/2018)	9.25%	6/5/2013	26,486	27,170	4.7%

Metals and mining
Metalico, Inc. (3)(6)	First-lien loan ($35,650 par, due 11/2019)	9.50%	11/21/2013	33,523	33,841	5.9%
Office products
Ecommerce Industries, Inc. (3)(4)(6)	First-lien loan ($19,936 par, due 10/2016)	8.00%	10/17/2011	19,764	20,086	3.5%

Oil, gas and consumable fuels
Global Geophysical (3)(4)	First-lien loan ($40,883 par, due 9/2016)	10.75%	9/30/2013	39,617	40,065	7.0%

Transportation
Kewill, Ltd. (3)(5)	Second-lien loan ($52,500 par, due 10/2019)	9.50%	10/2/2013	51,482	51,713	9.0%

Total Debt Investments				994,518	1,014,647	176.6%

Equity Investments
Business services
Network Merchants, Inc	Non-Voting Preferred Units (774,099 units)		9/12/2013	780	780	0.1%
Healthcare and pharmaceuticals
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,024	0.2%

	Common Shares Class B (2,953,020 shares)		12/28/2012	20	—	0.0%

				2,000	1,024	0.2%

Total Equity Investments				2,780	1,804	0.3%

Total Investments				$997,298	$1,016,451	176.9%

(1)	Unless otherwise indicated, our portfolio companies are domiciled in the United States. As of December 31, 2013, we do not “control” any of the portfolio companies nor are any of our portfolio companies considered to be “affiliates” (see Note 4 to our consolidated financial statements). Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate, at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan, we have provided the interest rate in effect on the date presented.
(4)	The investment, or a portion thereof, is held within TPG SL SPV, LLC, a wholly-owned subsidiary of us and is pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility (Natixis) (see Note 7 to our consolidated financial statements).

(5)	This portfolio company is a non-U.S. corporation and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(6)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this table, we may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board consists of five members, three of whom are not “interested persons” of us, our Adviser or our or its respective affiliates as defined in Section 2(a)(19) of the 1940 Act and who are considered independent under the applicable NYSE listing standards. We refer to these individuals as our Independent Directors. Our Board elects our officers and our officers serve until their resignation or termination or until their successors are duly elected and qualified. The responsibilities of our Board include, among other things, oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements, and corporate governance activities. Our Board has an audit committee and an IPO Committee and may establish additional committees from time to time as necessary. In connection with this IPO, we are forming a nominating and corporate governance committee and a compensation committee.

Pursuant to our certificate of incorporation, our Board consists of five members. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The terms of our Class I directors will expire at the 2015 annual meeting of stockholders; the term of our Class II director will expire at the 2016 annual meeting of stockholders; and the terms of our Class III directors will expire at the 2014 annual meeting of stockholders.

Messrs. Higginbotham and Tanemura serve as Class I directors (with a term expiring in 2015). Mr. Ross serves as a Class II director (with a term expiring in 2016). Messrs. Easterly and Fishman serve as Class III directors (with a term expiring in 2014).

Biographical Information

Brief biographies of the members of the Board are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Richard Higginbotham	66	Director	2015	2011
Ronald Tanemura	50	Director	2015	2011
John Ross	69	Director	2016	2011
Interested Directors
Joshua Easterly	37	Chairman, Director and Co-Chief Executive Officer	2014	2011
Michael Fishman	51	Director and Co-Chief Executive Officer	2014	2011

Independent Directors

Richard Higginbotham was elected a director of TSL in March 2011. From 2010 to 2013, he was a director of Healthcare Finance Group LLC. Between July 2008 and March 2010, Mr. Higginbotham was a director and then chairman of Tygris Commercial Finance Group, Inc., a TPG portfolio company, where he also served on the risk committee. From 2004 to 2005, Mr. Higginbotham was the President of Asset Based Lending and Leasing at Bank of America. Prior to that, he worked for 35 years, including in various senior executive positions, at Fleet Bank, Fleet Financial Group, Inc. and FleetBoston Financial, Inc. Mr. Higginbotham holds a B.A. in Political Science from Brown University. Mr. Higginbotham’s depth of experience in senior executive positions in the financial sector provides the Board with valuable experience, insight and perspective in the credit sector.

Ronald Tanemura was elected a director of TSL in March 2011. Since 2012, Mr. Tanemura has served as a director of Lehman Brothers Holdings Inc., or LBHI, in New York and is a member of the Derivatives, Non-Controlled Affiliates and Finance committees of LBHI, and has also served on the Banks and Loans committee. In addition, he serves as a board member of several companies currently managed by LBHI under its plan of reorganization. Also, since November 2012, he has served as a non-executive director of ICE Clear Credit in Chicago and, since 2009, he has served as a non-executive director of ICE Clear Europe in London, both wholly owned subsidiaries of IntercontinentalExchange, Inc. From 2008 to 2010, he served as an independent advisor to the ICE Trust U.S. LLC. Between 2004 and 2006, Mr. Tanemura served as an Advisory Director to Goldman, Sachs & Co. Prior to that, Mr. Tanemura was a Partner at Goldman, Sachs & Co. from 2000 to 2004 where he was the Global Co-Head of Credit Derivatives and a member of the Fixed Income, Currency and Commodities Risk Committee and Firmwide Credit Policy Committee. In addition, Mr. Tanemura has led a variety of fixed income businesses, working at Deutsche Bank from 1996 to 2000 and at Salomon Brothers from 1985 to 1996. Mr. Tanemura holds an A.B. in Computer Science from the University of California, Berkeley. Mr. Tanemura’s extensive experience in the financial markets provides the Board with valuable industry-specific knowledge.

John Ross was elected a director of TSL in March 2011. From 2003 to 2011, Mr. Ross was a director and member of the board risk management committee of DBS Bank Ltd., Singapore, as well as Chairman of its Nominating Committee between 2008 and 2011. In addition, between 2009 and 2011, he was Non-executive Chairman of DBS Bank China Ltd., a wholly owned subsidiary of DBS Bank Ltd. where he also served as Chairman of its Audit Committee from 2009 to 2010. From 1992 to 2002, Mr. Ross worked at Deutsche Bank Group, where he served as Corporate Chief Operating Officer from 2001 to 2002. Mr. Ross holds a B.A. in American History from Hobart & William Smith Colleges and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Ross’s experience serving as a director of a regulated bank, as well as his past experience as a chief operating officer, provides the Board and, specifically, the Audit Committee, which he chairs, with valuable knowledge and insight in the financial services sector, as well as experience in financial and accounting matters.

Interested Directors

Joshua Easterly was appointed Co-Chief Executive Officer in December 2013 and elected a director and Chairman of TSL in March 2011. Mr. Easterly is a TPG and TSSP Partner and the Co-Chief Investment Officer of the Adviser. Between 2008 and 2010, he was a Managing Director at Goldman, Sachs & Co. in the Americas Special Situations Group, which invested Goldman’s capital in both the public markets and private transactions in distressed and special situations. Between 2006 and 2008, he served as a Director, Management Committee Member and Co-Head of the Goldman Sachs Specialty Lending Group. Prior to joining Goldman, Sachs & Co. in March 2006, Mr. Easterly was Senior Vice President, Northeast Regional Originations Manager at Wells Fargo Capital Finance, or WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation, the $8 billion commercial finance company of Wells Fargo and Company. Mr. Easterly graduated from California State University, Fresno with a Bachelor of Science degree in Business Administration, magna cum laude. Mr. Easterly’s depth of experience investing in a variety of distressed and special situations transactions, as well as his extensive knowledge of the business and operations of TSSP, provides the Board with valuable insight and expertise.

Michael Fishman was appointed director and Chief Executive Officer of TSL in April 2011 and became Co-Chief Executive Officer in December 2013. Mr. Fishman has been an executive in corporate lending for more than 20 years with senior management experience in credit, portfolio management and primary loan originations. Prior to joining TSL, Mr. Fishman was the Executive Vice President and National Director of Loan Originations for WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation. In this role, Mr. Fishman sat on the senior investment committee and was responsible for primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products. From 2000 to 2007, he built the team that grew WFCF’s assets under management from approximately $2 billion to over $10 billion. Mr. Fishman has also contributed to various industry publications and panel discussions, and has sat on the board of the American

Bankruptcy Institute. He holds a degree in Finance from Rochester Institute of Technology. Mr. Fishman’s extensive experience in the credit markets provides the Board with valuable industry-specific knowledge.

Information Regarding Executive Officers Who Are Not Directors

Name	Age	Position	Officer Since
Ronald Cami	46	Vice President	2011
Alan Kirshenbaum	42	Chief Financial Officer	2011
Justin Meagher	43	Chief Compliance Officer	2014
Jennifer Mello	39	Vice President and Secretary	2013
Steven Pluss	51	Vice President	2014
David Stiepleman	42	Vice President	2011
Alan Waxman	39	Vice President	2011

The address for each of our executive officers is c/o TPG Specialty Lending, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

Ronald Cami is a Vice President of TSL. Mr. Cami joined TPG as Partner and General Counsel in June 2010. From 2000 until he joined TPG in 2010, Mr. Cami was a partner at the law firm Cravath, Swaine & Moore LLP, in New York, where his practice focused on mergers and acquisitions, leveraged transactions and general corporate and board advice. From 1994 through 2000, Mr. Cami was an associate in the New York and London offices of Cravath, Swaine & Moore LLP. Prior to that, Mr. Cami served as a law clerk to the Honorable Kevin Thomas Duffy of the Southern District of New York, during which time Judge Duffy presided over the World Trade Center bombing case. Mr. Cami has also served as a director of Blount International Inc. since December 2010. Mr. Cami received his B.A. from Harvard University and his J.D. from Rutgers Law School.

Alan Kirshenbaum is Chief Financial Officer of TSL. Prior to being named Chief Financial Officer, Mr. Kirshenbaum was a Vice President of the Company since 2011. From 2011 to 2013, Mr. Kirshenbaum was Chief Financial Officer and Executive Director of TSSP. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm. Mr. Kirshenbaum was a Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments from 2006 to 2007. Mr. Kirshenbaum joined Bear Stearns Asset Management, or BSAM, in 1999 and was BSAM’s Chief Financial Officer from 2003 to 2006. Prior to working at BSAM, Mr. Kirshenbaum worked in public accounting at KPMG from 1996 to 1999 and J.H. Cohn from 1994 to 1996. Mr. Kirshenbaum is a Certified Public Accountant and received a B.S. from Rutgers University in 1994 and an M.B.A. from New York University’s Stern School of Business in 2003.

Justin Meagher is the Chief Compliance Officer of TSL. Since 2013, he has been a Principal and Deputy Chief Compliance Officer of TSSP. From 2009 to 2013, Mr. Meagher held multiple senior legal and compliance positions at Lehman Brothers Holdings, Inc. following its bankruptcy filing. During 2008, Mr. Meagher was Managing Director and Chief Compliance Officer of Diamond Lake Investment Group, L.P. From 2001 to 2007, Mr. Meagher was legal counsel and Deputy Chief of Compliance for Clinton Group, Inc. Mr. Meagher received a B.A. from Iona College, an M.A. from New York University and a J.D. from New York Law School.

Jennifer Mello is a Vice President and Secretary of TSL. Since 2012, Ms. Mello has been the General Counsel and Principal of TSSP and, prior to joining TSSP, she was Deputy General Counsel of TPG. Prior to joining TPG, she was a senior attorney at the law firm of Cleary Gottlieb Steen & Hamilton LLP. Ms. Mello received her J.D. from Northwestern University School of Law and her B.S. from the Edmund A. Walsh School of Foreign Service at Georgetown University.

Steven Pluss is a Vice President of TSL. He is also a TPG and TSSP Partner and has been the Global Chief Financial Officer and Chief Risk Officer of TSSP since 2013. Prior to joining TSSP, Mr. Pluss was a Managing

Director and co-head of the Goldman Sachs Specialty Lending Group at Goldman, Sachs & Co., where he worked from 2004 to 2013. From 1999 to 2004, Mr. Pluss was a Partner, Founder and Managing Member of RTV Ventures, a special situations lending joint venture with Goldman, Sachs & Co. Mr. Pluss received a B.B.A from Texas A&M University and an M.B.A from Southern Methodist University.

David Stiepleman is a Vice President of TSL. He is also a TPG and TSSP Partner and has served as TSSP’s Chief Operating Officer since 2010. From 2007 to 2010, Mr. Stiepleman was a Managing Director and the Deputy General Counsel of Fortress Investment Group LLC, where he was the lead lawyer responsible for that firm’s new business initiatives. Prior to that, from 2003 to 2007, he was lead counsel to the Americas Special Situations Group and the Mortgages Department at Goldman, Sachs & Co. Mr. Stiepleman received a B.A. in French and Political Science from Amherst College and a J.D. from Columbia University.

Alan Waxman is a Vice President of TSL. Mr. Waxman is a TPG Partner and is a member of the TPG’s Executive Committee. He has been the Chief Investment Officer and TSSP Partner and Co-Chief Investment Officer of the Adviser from inception. Prior to joining TPG in 2009, Mr. Waxman was a Partner at Goldman, Sachs & Co. During his career at Goldman, Sachs & Co., he co-headed the Americas Special Situations Group, which invested Goldman’s capital in both the public markets and private transactions in distressed and special situations. Mr. Waxman began his career at Goldman, Sachs & Co. in 1998. He holds a B.A. in International Relations from the University of Pennsylvania, where he currently serves on their board of the School of Arts and Sciences.

Our Board of Directors

Board Composition

Pursuant to our certificate of incorporation and our bylaws, our Board consists of five members. Pursuant to our bylaws, the Board may increase or decrease the number of directors to no fewer than four and no greater than nine. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms.

Independent Directors

Pursuant to our certificate of incorporation, a majority of the Board will at all times consist of directors who are not “interested persons” of us, of the Adviser, or of any of our or its respective affiliates, as defined in the 1940 Act. Under Section 303A.00 of the NYSE Listed Company Manual, a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and us, the Adviser, or of any of our or its respective affiliates, the Board has determined that Messrs. Higginbotham, Ross and Tanemura qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director under the applicable NYSE listing standards and for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Messrs. Easterly and Fishman are considered “interested persons” (as defined in the 1940 Act) of ours. See “—Biographical Information—Interested Directors.”

Nominating Rights and Observers

Prior to this IPO, under the terms of an agreement between TSL and Universities Superannuation Scheme Ltd., or USS, USS had the right to nominate one director to our Board. This right to nominate was not exercised by USS and terminates in connection with this IPO.

In addition, prior to this IPO, under the terms of agreements between TSL and Oregon Public Employees Retirement Fund, State Teachers Retirement System of Ohio, State of New Jersey Common Pension Fund B, and USS, TSL was required to invite a representative from each to attend the meetings of the Board (including any meeting of the IPO Committee) in a nonvoting observer capacity. The observer rights terminate in connection with this IPO.

Meetings and Attendance

Our Board has met once in 2014, four times in 2013 and acted on various occasions by written consent. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a director) and the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Board Attendance at the Meeting

Our policy is to encourage our directors to attend each annual meeting of stockholders; however, attendance is not required at this time.

Board Leadership Structure and Role in Risk Oversight

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board approves the appointment of our Adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers.

Our Board designates a chairman to preside over the meetings of the Board and to perform other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Easterly serves as the chairman of our Board. We believe that Mr. Easterly’s familiarity with our investment platform and extensive knowledge of the financial services industry qualifies him to serve as the chairman of our Board.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, as well as the establishment of an Audit Committee, consisting solely of Independent Directors for the purposes of the NYSE corporate governance rules and Rule 10A-3 under the Exchange Act. In addition, our corporate governance practices include the appointment of our Chief Compliance Officer, with whom the Independent Directors meet in executive session without the presence of interested directors and management for administering our compliance policies and procedures. While certain non-management members of our Board currently participate on the boards of directors of other companies, we do not view their participation as excessive or as interfering with their duties on our Board.

The Board performs its risk oversight function primarily through its committees and monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “ —Board Committees—Audit Committee”, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses:

•	the adequacy of our compliance policies and procedures and certain of our service providers since the last report;

•	any material changes to these policies and procedures or recommended changes; and

•	any compliance matter that has occurred about which the Board would reasonably need to know to oversee our compliance activities and risks.

In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, typically every quarter, but in no event less than once each year.

We believe that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC, we must comply with numerous regulatory requirements that control the levels of risk in its business and operations. The 1940 Act limits our ability to incur borrowings, issue debt securities or issue preferred stock unless after any borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. In addition, we generally have to invest at least 70% of our total assets in “qualifying assets” and, subject to certain exceptions, we generally are not permitted to invest in any portfolio company in which our affiliates currently has an investment. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we must, among other things, meet certain source of income, asset diversification and distribution requirements.

Further, we believe that the Board’s structure and practices enhance its risk oversight because our Independent Directors separately meet in executive sessions with the Chief Compliance Officer and independent registered public accounting firm without any conflict that could be perceived to discourage critical review.

We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our non-management directors as a group by mail addressed to the applicable directors or director group, in the care of the Secretary of the Company, Jennifer Mello, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Board Committees

Audit Committee

The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for our accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

•	the quality and integrity of our financial statements;

•	the adequacy of our system of internal controls;

•

the financial reporting process, including the valuation of investments, the review of the independence and performance of, as well as communicate openly with, our independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Our Audit Committee has the sole authority to approve the engagement, and review the performance of, our independent registered public accounting firm.

Our Board has designated Mr. Ross as an “audit committee financial expert” pursuant to the provisions of Item 407(d)(5) of Regulation S-K, and pursuant to the Audit Committee Charter our Audit Committee consists solely of members who are independent directors for the purposes of the applicable NYSE corporate governance rules and Rule 10A-3 under the Exchange Act.

Messrs. Ross, Higginbotham and Tanemura are members of the Audit Committee and Mr. Ross serves as Chairman. The Audit Committee has met twice in 2014, held eight meetings in 2013 and acted on various occasions by written consent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for:

•	selecting, researching and nominating directors for election by our stockholders;

•	selecting nominees to fill vacancies on the Board or a committee of the Board;

•	developing and recommending to the Board a set of corporate governance principles; and

•	overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee considers nominees to the Board recommended by a stockholder, if that stockholder complies with the advance notice provisions of our bylaws, as described below.

The members of the Nominating and Corporate Governance Committee are Messrs. Ross, Higginbotham and Tanemura, each of whom is independent for purposes of the NYSE corporate governance rules, and              serves as Chairman. The Nominating and Corporate Governance Committee will meet one time each year and at additional times as necessary to carry out its responsibilities.

Compensation Committee

The Compensation Committee is responsible for:

•	reviewing and approving the reimbursement by us of compensation paid by the Adviser or its affiliates pursuant to the Investment Advisory Agreement and the Administration Agreement;

•	overseeing and setting compensation for our directors; and

•	along with the Board, approving or renewing the Investment Advisory Agreement and Administration Agreement.

See “—Compensation and Insider Participation— Compensation of Executive Officers.”

The members of the Compensation Committee are Messrs. Ross, Higginbotham and Tanemura, each of whom is independent for purposes of the NYSE corporate governance rules.                  serves as Chairman. The Compensation Committee will meet one time each year and at additional times as necessary to carry out its responsibilities.

IPO Committee

The bylaws also establish an IPO Committee. The IPO Committee’s primary function is to advise the Board regarding matters relating to an initial public offering of our common stock, including:

•	the preparation of this registration statement and prospectus in connection with an initial public offering;

•	the issuance and sale of our common stock;

•	the negotiation of the terms and conditions of any underwriting agreements relating to an initial public offering;

•	the determination that all common stock is validly issued; and

•	the authorization of certain of our officers to execute and deliver the documents relevant to an initial public offering.

The IPO Committee acts solely in an advisory capacity to the Board and is not authorized to take any actions on behalf of the Board or us.

Messrs. Easterly, Fishman and Tanemura are members of the IPO Committee. Mr. Easterly serves as Chairman. The IPO Committee has held one meeting in 2014 and one meeting in 2013. Following this IPO, we will no longer have an IPO committee.

Committee Charters

Upon consummation of this offering, we will maintain a corporate governance section on our website, which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://www.tpgspecialtylending.com in the “Investor Relations” section of our website. Information on our website is not incorporated into or part of this prospectus. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing at 345 California Street, Suite 3300, San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL@tpg.com:

•	Audit Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Compensation Committee Charter

In addition, our Code of Business Conduct and Ethics and our Corporate Governance Guidelines may be found at http://www.tpgspecialtylending.com in the “Investor Relations” section of our website and are available in print to any stockholder who requests a copy in writing.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws.

Our bylaws provide the procedures to be followed by a stockholder desiring to make a director nomination. For a stockholder to properly bring any item of business before a meeting of stockholders, including nominations to serve as a director, the stockholder must give timely notice thereof in writing to our Secretary in compliance with the requirements of our bylaws. Stockholder notices or nominations for director should be made in writing to the Secretary of the Company, Jennifer Mello, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. Please refer to the text of our bylaws (including Article II, paragraph (K)), which are on file with the SEC.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	the appropriate size and composition of our Board;

•	whether or not the person is an “interested person” of TSL as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of TSL with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	character and integrity;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	any applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to TSL a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of TSL and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The

Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of TSL and the interests of its stockholders.

Compensation and Insider Participation

Compensation of Independent Directors

We pay each Independent Director the following amounts for serving as a director:

•	a $75,000 annual retainer, which will be $100,000 following this IPO;

•	$2,500 for each meeting of the Board attended;

•	$1,000 for each committee meeting of ours attended; and

•	an additional fee of $5,000 per year for the chairman of the Audit Committee.

During the year ended December 31, 2013, we also reimbursed directors for certain out-of-pocket expenses each Independent Director incurred in connection with the fulfillment of his duties as an Independent Director. In each case these amounts were under $2,500 in the aggregate per Independent Director.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2013:

	Fees Earned or Paid in Cash	Total
Richard Higginbotham	$93,000	$93,000
John Ross	$98,000	$98,000
Ronald Tanemura	$94,000	$94,000

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement entered into by and between us and the Adviser and the Administration Agreement entered into between us and the Adviser. Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our executive officers receives direct compensation from us. We reimburse the Adviser the allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of our Investment Team, through their ownership interest in or management positions with the Adviser or its affiliates, are entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under our Investment Advisory Agreement. The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards or individual performance bonuses to our executive officers in addition to their ownership interest.

Our Investment Adviser and Administrator

Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator and is a registered investment adviser with the SEC under the Advisers Act.

Our Adviser sources and manages our portfolio through our Investment Team, a dedicated team of investment professionals predominately focused on us. Our Investment Team is led by our Co-Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly, our Co-Chief Executive Officer Michael Fishman and our Adviser’s Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by our Investment Review Committee, which includes senior personnel of TSSP and TPG.

TSSP, which encompasses TPG Specialty Lending, TPG Opportunities Partners and TPG Institutional Credit Partners, is TPG’s special situations and credit platform. TSSP had over $8.5 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014. TSSP has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 80 investment and operating professionals. Twenty of these personnel are dedicated to our business, including 16 investment professionals. The TSSP members of the Investment Review Committee are Joshua Easterly, Michael Fishman, Alan Waxman and David Stiepleman.

TPG is a leading global private investment firm founded in 1992 with over $59 billion of assets under management as of December 31, 2013, as adjusted for commitments accepted on January 2, 2014, and offices in San Francisco, Fort Worth, Austin, New York and throughout the world. In addition to TSSP, TPG’s investment business includes discrete investment platforms focused on a range of alternative investment products, including TPG Capital, which is TPG’s flagship large capitalization private equity business and focuses on global investments across all major industry sectors; TPG Growth, which invests in small- and middle-market growth equity and corporate opportunities in all major industry sectors in North America and in other developed and emerging markets; TPG Biotechnology Partners, which invests in early- and late-stage venture capital opportunities in the biotechnology and related life sciences industries; and TPG Real Estate, which is the real estate platform of TPG. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings, and has a team of over 250 professionals. The TPG members of the Investment Review Committee are TPG co-founders, David Bonderman and James Coulter, and TPG Senior Partners, Jonathan Coslet and James Gates.

Our Adviser consults with TSSP and TPG in connection with a substantial number of our investments. The TSSP and TPG platforms provide us with a breadth of large and scalable investment resources. We believe we benefit from their market expertise, insights into sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments.

Management of the Adviser consists primarily of senior executives of TSSP and TPG. TSSP and TPG executives, including members of our Investment Review Committee and certain of our other senior personnel, own a significant stake in the Adviser. As of the date of this prospectus, our Adviser owned 6.2% of our common stock and had committed $100 million in equity capital under a subscription agreement like those entered into with our existing investors. The Adviser has agreed to purchase $             million of our common stock in the concurrent private placement. Immediately after the concurrent private placement and this offering, the Adviser will hold              shares, or     % of common stock (assuming an initial public offering price equal to the mid-point of the range on the front cover of this prospectus). See “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders.”

The Adviser has also entered into the 10b5-1 Plan under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the 10b5-1 Plan has been exhausted or December 31, 2014, subject to certain conditions. See “Related-Party Transactions and Certain Relationships.”

The Adviser’s address is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

MANAGEMENT AND OTHER AGREEMENTS

The following description is a summary of the material terms of the Investment Advisory Agreement, Administration Agreement and License Agreement. This summary is not necessarily complete, and we refer you to these agreements as filed as exhibits for a more detailed description of the provisions summarized below.

Investment Advisory Agreement; Administration Agreement; License Agreement

On April 15, 2011, we entered into the Investment Advisory Agreement with our Adviser. The Investment Advisory Agreement was amended on December 12, 2011.

Under the Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing those changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determines the assets we will originate, purchase, retain or sell;

•	closes, monitors and administers the investments we make, including the exercise of any rights in our capacity as a lender or equity holder; and

•

provides us other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds, including providing operating and managerial assistance to us and our portfolio companies, as required.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to us are not impaired.

Under the terms of the Investment Advisory Agreement, we pay the Adviser the Management Fee and may also pay certain Incentive Fees.

For the quarterly periods ended September 30, 2011 and June 30, 2011, the Management Fee was calculated at an annual rate of 1.5% based on the value of our gross assets, which equals total assets before deduction of any liabilities, at the end of that calendar quarter, adjusted for share issuances and repurchases during that period. Beginning October 1, 2011, the Management Fee has been calculated at an annual rate of 1.5% based on the average value of our gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears.

Prior to the completion of this IPO, the Adviser has waived its right to receive the Management Fee in excess of the sum of (i) 0.25% of aggregate committed but undrawn capital and (ii) 0.75% of aggregate drawn capital (including capital drawn to pay our expenses) as determined as of the end of any calendar quarter. Any waived Management Fees are not subject to recoupment by the Adviser. Following the completion of this IPO, the Adviser does not intend to waive its right to receive the full Management Fee.

The Incentive Fee consists of two parts, as follows:

(i)

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to this IPO and for the quarter in which this IPO is completed) and for pre-Incentive fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter (an increase from 15% prior to the completion of this IPO and for the quarter in which this IPO is completed). The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate”

(6.0% annualized) is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, prior to the end of the quarter in which this IPO is completed equals 15%, and following the completion of this IPO, will equal a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. We refer to this component of the Incentive Fee as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following the end of the quarter in which this IPO is completed, the Incentive Fee rate will be 17.5%. The weighted percentage is intended to ensure that for each fiscal year following the completion of this IPO, the portion of our realized capital gains that accrued prior to the end of the quarter in which this IPO is completed will be subject to an Incentive Fee rate of 15% and the portion of our realized capital gains that accrued following the end of the quarter in which this IPO is completed will be subject to an Incentive Fee rate of 17.5%. Although unrealized gains that occur after the quarter in which the IPO occurs will lead to a higher fee accruing for such future unrealized gains than would have accrued prior to the IPO, at the date of the IPO, no additional amounts will accrue because the increase in the Incentive Fee rate to 17.5% does not apply to any unrealized gains accrued on our books through the date of the IPO. We accrue, but do not pay, a Capital Gains Fee with respect to unrealized appreciation because a Capital Gains Fee would be owed to the Adviser if we were to sell the relevant investments and realize a capital gain. The increase in fee rate will also cause a reduction in net asset value in the periods after the quarter in which the IPO occurs for the same reason.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, prior to the IPO, the pre-Incentive Fee net investment income was expressed as a rate of return on an average daily hurdle calculation value. The average daily hurdle calculation value, on any given day, equaled:

•	our net assets as of the end of the calendar quarter immediately preceding the day; plus

•	the aggregate amount of capital drawn from investors (or reinvested pursuant to our dividend reinvestment plan) from the beginning of the current quarter to the day; minus

•

the aggregate amount of distributions (including share repurchases) made by us from the beginning of the current quarter to the day (but only to the extent the distributions were not declared and accounted for on our books and records in a previous quarter).

Following this IPO, for purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income will be expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter.

Prior to the completion of this IPO, if cumulative net realized losses from our inception exceeded the aggregate dollar amount of dividends paid by us through that date, the Adviser would forgo the right to receive its quarterly Incentive Fee payments with respect to pre-Incentive Fee net investment income until the time that cumulative net realized losses were less than or equal to the aggregate amount of dividend payments. To date, cumulative net realized losses from our inception have not exceeded the aggregate dollar amount of dividends paid by us. The Adviser does not intend to continue forgoing its right to this fee following the completion of this IPO.

Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

We accrue the Incentive Fee taking into account unrealized gains and losses; however, Section 205(b)(3) of the Advisers Act, as amended, prohibits the Adviser from receiving the payment of fees until those gains are realized, if ever.

On November 5, 2013, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 5, 2014, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser for our future success.”

The December 12, 2011 amendment to the Investment Advisory Agreement revised the base against which the 1.5% hurdle rate is measured when calculating the Adviser’s entitlement to receive a portion of our pre-Incentive Fee net investment income in any given calendar quarter. The amendment applied retroactively to October 1, 2011. Following the IPO, the base against which the hurdle rate is calculated will be determined as described above in this section.

Our Board monitors the mix and performance of our investments over time and seeks to satisfy itself that the Adviser is acting in our interests and that our fee structure appropriately incentivizes the Adviser to do so. The Board also takes into consideration the reimbursement of expenses incurred by the Adviser on our behalf, which expenses include travel expenses, when determining whether to approve renewal of the Investment Advisory Agreement and the Administration Agreement.

On March 15, 2011, we entered into the Administration Agreement with our Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. See “—Payment of our Expenses” below. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf.

On November 5, 2013, the Board renewed the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until November 5, 2014, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser for our future success.”

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as our director receives any compensation from us for his or her services as a director. However, we reimburse the Adviser or its affiliates for an allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

United States federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory Agreement will constitute a waiver or limitation of any rights that we may have under any applicable federal or state securities laws.

We also have a license agreement with an affiliate of TPG, pursuant to which we have been granted a non-exclusive license to use the TPG name and logo, for a nominal fee, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TPG” name or logo.

The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of pre-Incentive Fee net investment income allocated to income-related portion of Incentive Fee

Examples of Quarterly Incentive Fee Calculation:

Example 1: Income Related Portion of Incentive Fee (*) (**):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.425%

Pre-Incentive Fee net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.375%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 1.8%

Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up” (4)

= 100% × (1.8% – 1.5%)

= 0.3%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 1.5%

Management fee (2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee net investment income

(investment income – (management fee + other expenses)) = 2.925%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up” (4)

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.82%))

Catch-up = 1.82% – 1.5% =0.32%

Incentive Fee = (100% × 0.32%) + (17.5% × (2.925% – 1.82%))

= 0.32% + (17.5% × 1.105%)

= 0.32% + 0.193%

= 0.513%

(1)	Represents 6.0% annualized hurdle rate.
(2)	Represents 1.5% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 17.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to approximately 1.82% (that is, 1.5% divided by (1 – 0.175)) in any fiscal quarter.
(*)	This example assumes that this IPO of our common stock has occurred.
(**)	The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

•

Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).

•

Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

•

Year 3: IPO of the Company occurs. At IPO, FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

•

Year 4: $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

•	Year 6: Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

•	Year 7: Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

•	Year 8: Investment F sold for $18 million.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains

Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—	—

Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million

Year 3 (IPO)	—	$8 million FMV at IPO	$14 million FMV at IPO	$14 million FMV at IPO	$16 million FMV at IPO	—	$2 million	—	$10 million

Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million

Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million

Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million

Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million

Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million

The capital gains portion of the Incentive Fee would be:

•	Year 1: None

•	Year 2:

Capital Gains Fee = 15% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.2 million

•	Year 3:

Capital Gains Fee = (Weighted Percentage multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.2 million cumulative Capital Gains Fee previously paid = $1.2 million less $1.2 million = $0.00

Weighted Percentage = (15% multiplied by ($10 million Pre-IPO Gain Amount divided by $10 million Total Gain Amount )) plus (17.5% multiplied by ($0 Post-IPO Gain Amount divided by $10 million Total Gain Amount)) = 15%

•	Year 4:

Capital Gains Fee = (Weighted Percentage multiplied by ($12 million cumulative realized capital gains)) less $1.2 million cumulative Capital Gains Fee previously paid = $1.8 million less $1.2 million = $0.6 million

Weighted Percentage = (15% multiplied by ($12 million Pre-IPO Gain Amount divided by $12 million Total Gain Amount)) plus (17.5% multiplied by ($0 Post-IPO Gain Amount divided by $10 million Total Gain Amount)) = 15%

•	Year 5:

Capital Gains Fee = (Weighted Percentage multiplied by ($22 million cumulative realized capital gains)) less $1.8 million cumulative Capital Gains Fee previously paid = $3.45 million less $1.8 million = $1.65 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $22 million Total Gain Amount)) plus (17.5% multiplied by ($6 million Post-IPO Gain Amount divided by $22 million Total Gain Amount)) = 15.68%

•	Year 6:

Capital Gains Fee = (Weighted Percentage multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.45 million cumulative Capital Gains Fee previously paid = $4.18 million less $3.45 million = $0.73 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $28 million Total Gain Amount)) plus (17.5% multiplied by ($12 million Post-IPO Gain Amount divided by $28 million Total Gain Amount)) = 16.07%

•	Year 7:

Capital Gains Fee = (Weighted Percentage multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.18 million cumulative Capital Gains Fee previously paid = $4.18 million less $4.18 million = $0.00

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $28 million Total Gain Amount)) plus (17.5% multiplied by ($12 million Post-IPO Gain Amount divided by $28 million Total Gain Amount)) = 16.07%

•	Year 8:

Capital Gains Fee = (Weighted Percentage multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.18 million cumulative Capital Gains Fee previously paid = $5.57 million less $4.18 million = $1.39 million

Weighted Percentage = (15% multiplied by ($16 million Pre-IPO Gain Amount divided by $36 million Total Gain Amount)) plus (17.5% multiplied by ($18 million Post-IPO Gain Amount divided by $36 million Total Gain Amount)) = 16.39%

Payment of Our Expenses

The costs associated with our Investment Team and staff of the Adviser, when and to the extent engaged in providing us investment advisory and management services are paid for by the Adviser.

We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•

expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs;

•

the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

In addition, from time to time, the Adviser pays amounts owed by us to third-party providers of goods or services. We subsequently reimburse the Adviser for those amounts paid on our behalf. We also reimburse the Adviser for the allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs).

All of the expenses described above are ultimately borne by our stockholders.

Duration and Termination

Unless earlier terminated as described below, both the Investment Advisory Agreement and the Administration Agreement will remain in effect until November 5, 2014, and each may be extended subject to required approvals. Each agreement will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. Each agreement may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate each agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Related to Our Business and Structure—We are dependent upon management personnel of the Adviser for our future success.”

Indemnification

The Investment Advisory Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in our certificate of incorporation. See “Description of our Capital Stock.” Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties) and require reasonable and fair means for determining whether indemnification will be made.

Board Approval of the Investment Advisory Agreement

Our Board, including our Independent Directors, and holders of a majority of our outstanding securities, approved our Investment Advisory Agreement in December 2011. Our Board, including a majority of the Independent Directors, renewed it in November 2013. In its consideration of the Investment Advisory Agreement at the time of approval and renewal, the Board focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and the performance of the Adviser;

•

the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Advisory Agreement reflect these economies of scale for the benefit of our stockholders;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationships with us and the profitability of those income sources;

•	information about the services to be performed and the personnel performing those services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its respective affiliates; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

The Board also takes into consideration the reimbursement of expenses incurred by the Adviser on our behalf, which expenses include travel expenses, when determining whether to approve renewal of the Investment Advisory Agreement and the Administration Agreement.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the Independent Directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Transactions with Related Persons

Relationship with TPG

Our investment activities are managed by our Adviser, which is responsible for sourcing, researching and structuring potential investments, monitoring our portfolio companies and providing operating, managerial and administrative assistance to us and to our portfolio companies as required.

The Adviser is registered under the Advisers Act and is an affiliate of TSSP and TPG. Other affiliates of TSSP and TPG are also registered investment advisers and provide investment advisory services to a number of private investment funds. In addition, TSSP, TPG and their affiliates engage in a broad range of other investment activities, including pursuing investments for their own account and for the account of associated funds and providing other services to these funds and their portfolio companies. The Adviser held 2,604,620 shares, or 6.2%, of our common stock as of the date of this prospectus. The Adviser has agreed to purchase $             million of our common stock in the concurrent private placement. Immediately after the private placement and this offering, the Adviser will hold              shares, or     % of our common stock (assuming an initial public offering price equal to the mid-point of the range on the front cover of this prospectus).

The Adviser has entered into the 10b5-1 Plan under which Goldman, Sachs & Co., as agent for the Adviser, will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the 10b5-1 Plan has been exhausted or December 31, 2014, subject to certain conditions. The 10b5-1 Plan will require Goldman, Sachs & Co. to purchase for the Adviser shares of common stock offered for sale below a price equal to the price to the initial public offering price per share through the date we announce our second quarter 2014 earnings and, from and after that date, below our most recently reported net asset value per share as of the date of a trade. The purchase of shares by Goldman, Sachs & Co. pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Any shares of common stock purchased by the Adviser pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between the Adviser and the underwriters, meaning the shares purchased will be locked-up until 365 days after the date of this prospectus. Under the 10b5-1 Plan, Goldman, Sachs & Co. will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. See “Shares Eligible for Future Sale—Lock-Up Agreements.” Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

We believe we benefit from the Adviser’s relationships with TSSP and TPG. The Adviser has access to the contacts and industry knowledge of TSSP’s and TPG’s investment professionals, and is also able to consult with TSSP and TPG investment professionals on specific industry issues, trends and other matters to complement our investment process. However, the Adviser and members of the Adviser’s Investment Review Committee are expected to face a number of actual and potential conflicts of interest involving us, TSSP, TPG and other private investment funds affiliated with TSSP and TPG, including conflicts in the allocation of investment opportunities among us and other TSSP and TPG vehicles, as well as in their time and attention requirements as to these other vehicles. Additionally, various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, including TSSP and TPG, and their respective clients.

Allocations of Loan Origination Investment Opportunities

Certain members of the Adviser’s senior management and Investment Review Committee are and will continue to be active in other investment funds affiliated with TSSP and TPG that pursue investment opportunities that could overlap with those pursued by us. However, TSSP and TPG will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. By origination activities, we mean underwriting and initially funding a loan, as compared with purchasing a loan from another party. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us by TSSP and TPG. For example, certain loan origination investment opportunities may not be suitable for us if they would cause us to violate asset coverage or concentration limitations imposed by the 1940 Act or the Code, be ineligible for financing under our financing arrangements, pose adverse legal, regulatory or tax risks, constrain our resources to make future investments, involve inappropriate investment risk or otherwise be inappropriate or inadvisable as an investment for us. If the Adviser deems participation in an investment allocated to us to be appropriate, it will determine an appropriate size for our investment.

In general, allocation determinations for us and funds affiliated with TSSP and TPG begin with a preliminary assessment by the legal department of TPG as to whether a particular investment opportunity is required to be allocated to a particular fund or investment vehicle, including us, or prohibited from being allocated to a particular fund or vehicle.

TPG’s legal department makes its preliminary assessment as to whether a particular investment opportunity is required to be allocated to us or any TPG-managed fund or investment vehicle, including us, prior to, or promptly following, the initial discussion of the potential investment at a meeting of our or the relevant fund’s investment review committee when it appears that pursuit of the investment is reasonably probable. The legal department delivers its preliminary assessment to TPG’s allocation team (or a member thereof). The allocation team is comprised of five of TPG’s senior professionals (including TPG’s general counsel, who is also an executive officer of the Adviser and us) with a scope of responsibilities across all business units of TPG. The team is charged with ensuring that investment opportunities are allocated to us or the appropriate TPG fund. The legal department’s determination that an investment opportunity is required to be allocated to us or another fund is the presumptive final allocation decision.

Allocation of Non-Loan Origination Investment Opportunities

While we seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans, we may also invest up to 30% of our portfolio opportunistically in securities or other instruments of issuers not deemed eligible portfolio companies under the 1940 Act. These opportunities may include, among other things, debt issued by companies located outside the United States, publicly and privately traded debt and equity securities of companies listed on a national securities exchange with a market capitalization of $250 million or more, certain high yield bonds and other instruments or assets (including consumer and commercial loans). Many of these opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles. In the event that TSSP or TPG are not required to, and otherwise determine not to, direct these investment opportunities to an affiliated fund, we may be permitted to take them. The decision to allocate an opportunity as between us and other TSSP and TPG vehicles will take into account various factors that TSSP, TPG and our Adviser deem appropriate.

Our ability to pursue investment opportunities other than those for middle-market loan originations for companies domiciled in the United States is subject to the allocation decisions by TSSP and TPG senior professionals. Such non-loan origination opportunities may be required to be offered to, or may be otherwise suitable for, other TPG funds or investment vehicles, including TSSP funds and investment vehicles. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by TSSP or TPG vehicles that would otherwise be suitable for us. For example, TSSP or TPG may in the future organize a separate investment vehicle aimed specifically at non-U.S. middle-market loan originations or other loan origination opportunities outside our primary focus.

If TPG and the Adviser were to determine that an investment is appropriate both for us and for one or more other TSSP or TPG vehicles, we would only be able to make the investment in conjunction with another such vehicle if we receive an order from the SEC permitting us to do so or the investment is otherwise permitted under relevant SEC guidance.

The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors that TSSP and TPG will refer to us all middle-market loan origination activities for companies domiciled in the United States. In addition, we have disclosed how allocation determinations are made among TSSP and TPG vehicles in connection with other opportunities, including those circumstances in which the Adviser may be required to offer them to these affiliated vehicles.

Exemptive Relief Application

On November 23, 2011, we, the Adviser and certain other affiliates of TPG filed an application with the SEC for exemptive relief. We most recently filed a revised application with the SEC on January 23, 2014. If granted, the exemptive relief would allow us to co-invest in middle-market loan origination activities for companies domiciled in the United States and certain follow-on investments in companies in which we have already invested with affiliates of TSSP and TPG if certain conditions are met. These conditions include prior approval by a majority of the Independent Directors. The terms and conditions of the investment applicable to any affiliates of TSSP and TPG also must be the same as those applicable to us.

We believe our ability to complete co-investment transactions will increase favorable investment opportunities for us. A BDC that makes investments of the type contemplated by us typically limits its transaction sizes, which may be determined by legal or internally imposed prudential limits on exposure in a single investment. In addition, because we intend to continue to qualify as a RIC, our portfolio is subject to certain diversification requirements that similarly may limit the amount of capital that we may invest in any single investment. Currently, in cases where the Adviser identifies larger capital commitments that otherwise would be attractive investment opportunities, the Adviser must seek the participation of non-affiliated entities with similar investment mandates. The availability of co-investments with other funds affiliated with TSSP and TPG would alleviate some of that necessity. The affiliates with which we would be able to co-invest if the SEC grants our exemptive relief request are funds that would be investment companies but for Sections 3(c)(1), 3(c)(5) or 3(c)(7) of the 1940 Act and are managed by an investment adviser registered under the Advisers Act. The investment objectives of these funds include investment in secondary distressed or special credit situations across the credit cycle and making significant investments in the equity or debt of operating companies through acquisitions, as well as other similar objectives and strategies.

If we obtain the requested exemptive relief, once an origination opportunity has been allocated to us, the Adviser will make an independent determination of the appropriateness of the investment for us. If the Adviser deems our participation in the investment to be appropriate, it will then determine an appropriate size of our investment. The Adviser will consider various factors, including the nature of the investment and our existing portfolio. If the amount of the investment opportunity were to exceed the amount the Adviser determined was appropriate for us to invest, then the excess amount would be offered to one or more funds affiliated with TSSP or TPG as a potential co-investment transaction. If we did not obtain the requested exemptive relief, allocations would be determined in the same manner as described in this paragraph. Middle-market loan origination opportunities would still be required to be allocated to us and the Adviser would still make an independent determination of the appropriateness of the investment for us and, if relevant, the appropriate size. The only difference would be that we would not be permitted to co-invest with other funds affiliated with TSSP and TPG, so in cases where the origination opportunity required a larger commitment than our Adviser deemed to be an attractive investment opportunity, we would have to seek co-investment from funds not affiliated with TSSP or TPG to make the investment.

We cannot assure you, however, when or whether the SEC will grant the requested exemptive relief.

Administrator

The Adviser also serves as our administrator. The administrator, on behalf of us and at our expense, may retain one or more service providers that may also be affiliates of TPG to serve as sub-administrator, custodian, accounting agent, investor services agent, transfer agent or other service provider for us. Any fees we pay, or indemnification obligations we undertake, in respect of the administrator and those other service providers that are TPG affiliates, will be set at arm’s length and approved by the Independent Directors.

Fees

In the course of our investing activities, we pay fees to the Adviser, incur direct expenses and reimburse the Adviser for certain expenses it incurs.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser or its affiliates. See “Management—Biographical Information.”

Related-Party Transactions

For a discussion of our Investment Advisory Agreement, Administration Agreement and License Agreement, see “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering and the concurrent private placement there will be 41,762,724 shares of common stock issued and outstanding and 56 stockholders of record. The following table sets forth certain ownership information as indicated in our books and records of each current director, our executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting or investment power with respect to shares beneficially owned by such stockholder. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. Unless otherwise indicated by footnote, the address for each listed individual is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

Percentage of Common Stock Outstanding
		Immediately Prior to This Offering(1)		Immediately After This Offering(2)
Name of Individual or Identity of Group	Type of Ownership	Shares Beneficially Owned	Percentage	Shares Beneficially Owned	Percentage
Directors and Executive Officers:
Interested Directors
Joshua Easterly(3)
Michael Fishman(4)
Independent Directors
Richard Higginbotham
John Ross
Ronald Tanemura
Named Executive Officers Who Are Not Directors
Alan Kirshenbaum(5)
All Directors and Executive Officers as a Group (12 persons)(6)(7)
Five-Percent Stockholders:
State of New Jersey Common Pension Fund B(8)
MSSB TPG Specialty Lending Onshore Feeder Fund(9)
Universities Superannuation Scheme Ltd.(10)
TPG Funds(7)
Oregon Public Employees Retirement Fund(11)
State Teachers Retirement System of Ohio(12)
Silver Creek Group(13)
Arizona State Retirement System(14)

*	Represents less than 0.1%.
(1)	Assumes the issuance of shares in connection with the private placement, based on an assumed price per share equal to the mid-point of the range on the front cover of this prospectus.
(2)	Based on the issuance of shares offered by this prospectus (excluding any shares to be sold pursuant to the underwriters’ over-allotment option).
(3)	Mr. Easterly is a TPG and TSSP Partner. TPG and TSSP are affiliated with Tarrant and Group Advisors (both as defined below). Mr. Easterly disclaims beneficial ownership of the shares that are or may be beneficially owned by Tarrant, Group Advisors or any of its affiliates.
(4)	Mr. Fishman is employed by the Adviser, which is affiliated with Tarrant and Group Advisors. Mr. Fishman disclaims beneficial ownership of the shares that are or may be beneficially owned by Tarrant, Group Advisors or any of its affiliates.
(5)	Mr. Kirshenbaum is the Chief Financial Officer of TSL. Mr. Kirshenbaum disclaims beneficial ownership of the shares that are or may be beneficially owned by Tarrant, Group Advisors or any of its affiliates.

(6)	Includes shares owned by officers that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the 1933 Act.
(7)	The common stock held by the TPG Funds (as defined below) includes (i) 2,604,620 shares of common stock, or the TSL shares, held by our Adviser; (ii) 435,346 shares of common stock, or the TSL FOF Shares, held by TSL FOF, L.P., a Delaware limited partnership, or TSL FOF; and (iii) 66 shares of common stock held by Tarrant Advisors, Inc., a Delaware corporation, or Tarrant, and, together with our Adviser and TSL FOF, the TPG Funds.

The business and affairs of our Adviser are managed by its board of managers, whose sole members are Messrs. Bonderman, Coulter and Waxman. Any decision or determination by the board of managers requires the approval of each of Messrs. Bonderman, Coulter and Waxman.

TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation, or Group Advisors, is the general partner of TPG Group Holdings (SBS), L.P., a Delaware limited partnership, which is the sole member of TPG Holdings II-A, LLC, a Delaware limited liability company, which is the general partner of TPG Holdings II, L.P., a Delaware limited partnership, which is the general partner of TPG Holdings II Sub, L.P., a Delaware limited partnership, or Holdings II Sub, which is a member of our Adviser. Because of the relationship between Holdings II Sub and our Adviser, Group Advisors may be deemed to beneficially own the TSL Shares. The principal business of Group Advisors is serving as the sole ultimate general partner, managing member or similar entity of related entities (including our Adviser) engaged in making or recommending investments in securities of public and private companies.

Tarrant Capital Advisors, Inc., a Delaware corporation, or Tarrant Capital, is the sole stockholder of Tarrant, which is the general partner of TSL Equity Partners, L.P., a Delaware limited partnership, or Equity Partners, which is a member of our Adviser. Because of the investment by Equity Partners in our Adviser, Tarrant Capital may be deemed to beneficially own 2,206,629 of the TSL Shares, or the Tarrant TSL Shares. Tarrant is also the general partner of TSL FOF. Because of the relationship between Tarrant and TSL FOF, Tarrant Capital may be deemed to beneficially own the TSL FOF Shares and, together with the Tarrant TSL Shares and the 66 shares of common stock held directly by Tarrant, the Tarrant Shares. The principal business of Tarrant Capital is serving as the sole ultimate general partner, managing member or similar entity of related entities (including Equity Partners and TSL FOF) engaged in making or recommending investments in securities of public and private companies.

Our Adviser is required to solicit voting instructions from Equity Partners and Holdings II Sub in respect of the shares of common stock beneficially owned by Equity Partners and Holdings II Sub, respectively, in connection with any matter on which our Adviser is entitled to vote the TSL Shares. Our Adviser is required to vote all proxies in respect of the TSL Shares proportionately in accordance with such instructions. Equity Partners is required to solicit voting instructions from its limited partners in respect of their indirect interests in the TSL Shares. Equity Partners is required to instruct our Adviser to vote proxies in respect of its TSL Shares proportionately in accordance with such instructions.

Messrs. Bonderman and Coulter are officers and sole stockholders of each of Tarrant Capital and Group Advisors. As officers and sole stockholders of Group Advisors, Mr. Bonderman and Mr. Coulter may indirectly issue voting instructions to our Adviser in respect of the shares of common stock beneficially owned by Holdings II Sub. Because of the relationship of Messrs. Bonderman and Coulter to Tarrant Capital and Group Advisors, each of Messrs. Bonderman and Coulter may be deemed to beneficially own the TSL Shares and the Tarrant Shares. Messrs. Bonderman and Coulter disclaim beneficial ownership of the TSL Shares and the Tarrant Shares except to the extent of their pecuniary interest therein. Because Mr. Waxman is a member of the board of managers of our Adviser, he may be deemed to beneficially own the TSL Shares. Mr. Waxman disclaims beneficial ownership of the TSL Shares except to the extent of his pecuniary interest therein. The address of Group Advisors, Tarrant Capital and Messrs. Bonderman, Coulter and Waxman is c/o TPG Global, LLC 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(8)	The address of the State of New Jersey Common Pension Fund B is New Jersey Division of Investment 50 West State Street, 9th Floor Trenton, NJ 08608.
(9)	Based upon a Form 4 filed by MSSB TPG Specialty Lending Onshore Feeder Fund, or the MSSB Onshore Feeder Fund, on January 3, 2014, although MSSB Onshore Feeder Fund beneficially owns 5,994,646 shares of common stock and would otherwise be entitled to vote such shares, MSSB Onshore Feeder Fund has contractually agreed to pass such voting rights through to its underlying investors, or MSSB Unitholders, pro rata in accordance with each MSSB Unitholder’s relative ownership of units of the MSSB Onshore Feeder Fund. Each MSSB Unitholder will make its own determination as to whether and how to vote its portion of the MSSB Onshore Feeder Fund’s shares of us, as well as whether or not to vote with respect to such shares. If MSSB Unitholders representing a certain percentage vote their interests, MSSB Onshore Feeder Fund will vote all shares in accordance with the votes received. If, however, less than the agreed upon representative vote is received, MSSB Onshore Feeder Fund will not vote any of the shares. The address of the MSSB TPG Specialty Lending Onshore Feeder Fund is 522 Fifth Avenue, 13th Floor New York, NY 10036.
(10)	The address of the Universities Superannuation Scheme Ltd. is Royal Liver Building Liverpool L3 1PY, United Kingdom.
(11)	The address of the Oregon Public Employees Retirement Fund is c/o Office of the Oregon Treasurer 6650 SW Redwood Lane, Suite 190 Tigard, Oregon 97224-7184.
(12)	The address of the State Teachers Retirement System of Ohio is 275 East Broad Street Columbus, OH 43215-3771.
(13)	Based upon a Schedule 13G filed with the SEC on February 14, 2014 by Silver Creek Capital Management LLC, Silver Creek Advisory Partners LLC, Silver Creek Special Opportunities Fund III, L.P., Silver Creek Special Opportunities Fund Cayman III, L.P, Silver Creek Credit Opportunities II Fund A, L.P. and Silver Creek Credit Opportunities III Fund B, L.P. (collectively, the Silver Creek Group).
(14)	The address of the Arizona State Retirement System is 3300 N. Central Avenue Phoenix, AZ 85012.

Equity Owned by Directors in the Company

The following table sets forth the dollar range of our equity securities beneficially owned by each director following completion of the offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of our Common Stock Beneficially Owned(1)(2)
Interested Directors
Joshua Easterly	$50,001 -$100,000
Michael Fishman	over $100,000
Independent Directors
Richard Higginbotham	—
John Ross	over $100,000
Ronald Tanemura	over $100,000

(1)	The dollar ranges used in the above table are $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2013, multiplied by our net asset value per share as of December 31, 2013.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investments at Fair Value.”

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board or an authorized committee of our Board will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee will consider the following factors, among others, in making a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash dividends or distributions declared by the Board on behalf of investors who do not elect to receive their cash dividends or distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional common stock as described below.

No action will be required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in our common stock. A registered stockholder will be able to elect to receive an entire cash dividend or distribution in cash by notifying State Street Bank and Trust Company, the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for the cash dividend or distributions to the stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive cash dividends or distributions in cash and hold the shares in non-certificated form.

Those stockholders whose shares are held by a broker or other financial intermediary may receive cash dividends and other distributions in cash by notifying their broker or other financial intermediary of their election. We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the cash dividend or distribution payable to a stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and asked prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

The number of shares of our common stock that will be outstanding after giving effect to payment of a cash dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. The number of shares to be issued to a stockholder pursuant to the foregoing will be rounded down to the nearest whole share to avoid the issuance of fractional shares, with any fractional shares being paid in cash. For non-U.S. stockholders, the number of shares to be issued to the stockholder will be the amount equal to the total dollar amount of the cash dividend or distribution payable, net of applicable withholding taxes.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan is terminable by us upon notice in writing mailed to each stockholder of record at least 30 days prior to any record date for the payment of any cash dividend or distribution by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

A stockholder who does not opt out of the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received a cash dividend or distribution in an amount equal to the total dollar amount of the dividend or distribution payable to such stockholder, net of applicable withholding taxes, and then reinvesting that net cash for additional shares of our stock. Such a stockholder is subject to the same U.S. federal income tax consequences as stockholders who elect to receive their cash dividends or distributions in cash; however, because a stockholder that participates in the dividend reinvestment plan does not actually receive any cash, such a stockholder will not have such cash available to pay any applicable taxes on the deemed distribution. A stockholder that participates in the dividend reinvestment plan and thus is treated as having invested in additional shares of our stock will have a basis in such additional shares of stock equal to the total dollar amount of the cash dividend or distribution payable to the stockholder divided by the total numbers of shares issued to such stockholder pursuant to such dividend or distribution. The stockholder’s holding period for such stock will commence on the day following the day on which the shares are credited to the stockholder’s account.

All correspondence concerning the plan should be directed to the plan administrator by mail at TPG Specialty Lending Inc., c/o State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02145.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary also includes a description of our distribution policy and certain risks related thereto. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including:

•	stockholders subject to the alternative minimum tax;

•	tax-exempt organizations (except as discussed below);

•	insurance companies;

•	dealers in securities;

•	traders in securities that elect to use a mark-to-market method of accounting for securities holdings;

•	pension plans (except as discussed below);

•	trusts (except as discussed below);

•	financial institutions;

•	entities taxed as partnerships and partners therein;

•	persons holding our stock as part of a “straddle”, “hedge”, “conversion transaction,” “synthetic security” or other integrated investment;

•	persons who received our stock as compensation;

•	persons who hold our stock on behalf of another person as a nominee;

•	U.S. expatriates, or

•	U.S. stockholders who have a “functional currency” other than the U.S. dollar.

This summary assumes that investors will hold our common stock as a capital asset, which generally means as property held for investment. The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering or the statements made and the conclusions reached in this summary and we cannot assure you that the IRS will agree with such statements or conclusions. This summary does not discuss any aspects of:

•	U.S. federal estate or gift tax;

•	foreign, state or local tax; and

•	the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.

For purposes of this discussion under the heading “Material U.S. Federal Income Tax Considerations,” a “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a domestic corporation; or

•	otherwise subject to U.S. federal income tax on a net income basis in respect of our stock.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

Regulated Investment Company Classification

As a BDC, we have elected to be treated as a RIC for U.S. federal income tax purposes. Our status as a RIC enables us to deduct qualifying distributions to our stockholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of income and gains that we retain and do not distribute. In addition, certain distributions that we make to our Non-U.S. stockholders with respect to our taxable years commencing after December 31, 2013 may be eligible for look-through tax treatment if Congress extends certain rules to apply to such taxable years.

To maintain our status as a RIC, we must, among other things:

•	maintain our election under the 1940 Act to be treated as a BDC;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	maintain diversified holdings so that, subject to certain exceptions and cure periods, at the end of each quarter of our taxable year:

•

at least 50% of the value of our total gross assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” shall not include any amount of any one issuer, if our holdings of such issuer are greater in value than 5% of our total assets or greater than 10% of the outstanding voting securities of such issuer, and

•

no more than 25% of the value of our assets may be invested in securities of any one issuer, the securities of any two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses (excluding U.S. government securities and securities of other RICs), or the securities of one or more “qualified publicly traded partnerships.”

To maintain our status as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We generally expect to distribute substantially all of our earnings on a quarterly basis, but will reinvest dividends on behalf of those investors that do not elect to receive their dividends in cash. See “Distributions” and

“Dividend Reinvestment Plan” for a description of our dividend policy and obligations. One or more of the considerations described below, however, could result in the deferral of dividend distributions until the end of the fiscal year:

•

We may make investments that are subject to tax rules that require us to include amounts in our income before we receive cash corresponding to that income or that defer or limit our ability to claim the benefit of deductions or losses. For example, if we hold securities issued with original issue discount, that original issue discount may be accrued in income before we receive any corresponding cash payments.

•

In cases where our taxable income exceeds our available cash flow, we will need to fund distributions with the proceeds of sale of securities or with borrowed money, and may raise funds for this purpose opportunistically over the course of the year.

•

The withholding tax treatment of certain dividends payable to Non-U.S. stockholders depends on whether and when Congress extends the look-through rules applicable to “interest-related dividends” and “short-term capital gain dividends.” The look-through rules expired for taxable years beginning after December 31, 2013.

In certain circumstances (e.g., where we are required to recognize income before or without receiving cash representing such income), we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell investments at times we would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

If in any particular taxable year, we do not qualify as a RIC, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to our stockholders as ordinary dividends to the extent of our current or accumulated earnings and profits, and distributions would not be required. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as capital gain. If we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next ten years.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the conditions necessary to pass through to our stockholders their share of the foreign taxes paid by us.

Taxation of U.S. Stockholders

Distributions from our investment company taxable income (consisting generally of net ordinary income, net short-term capital gain, and net gains from certain foreign currency transactions) generally will be taxable to U.S. stockholders as ordinary income to the extent made out of our current or accumulated earnings and profits. To the extent that such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“qualified dividend income”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that our distributions generally will not be attributable to dividends received by us and, therefore, generally will not qualify for the 20% maximum rate applicable to qualified dividend income. Distributions generally will not be eligible for the dividends received deduction allowed to corporate stockholders. Distributions derived from our net capital gains (which generally is the excess of our net long-term capital gain over net short-term capital loss) which we have reported as capital gain dividends will be taxable to U.S. stockholders as long-term capital gain regardless of how long particular U.S. stockholders have held their shares. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Any dividends declared by us in October, November, or December of any calendar year, payable to holders of our common shares of record on a specified date in such a month, which are actually paid during January of the following calendar year, will be treated as if paid by us and received by such holders on December 31 of the previous calendar year. In addition, we may elect to relate any undistributed investment company taxable income or net capital gains eligible for distribution as a dividend back to our immediately prior taxable year if we:

•

declare such dividend prior to the earlier of the 15th day of the ninth month following the close of that taxable year, or any applicable extended due date of our U.S. federal corporate income tax return for such prior taxable year;

•	distribute such amount in the 12-month period following the close of such prior taxable year but not later than our first payment of the same type of dividend following such declaration; and

•	make an election in our U.S. federal corporate income tax return for the taxable year in which such undistributed investment company taxable income or net capital gains were recognized.

Any such election will not alter the general rule that a holder of our common shares will be treated as receiving a dividend in the taxable year in which the dividend is distributed, subject to the October, November, or December dividend declaration rule discussed immediately above.

We have adopted a dividend reinvestment plan that will allow stockholders to elect to receive dividends in the form of additional shares instead of in cash. If a U.S. stockholder reinvests dividends in additional shares, such U.S. stockholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. Any such additional shares will have a tax basis equal to the amount of the distribution.

Although we intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gains. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

If a U.S. stockholder sells or otherwise disposes of shares of our common stock, the U.S. stockholder will recognize gain or loss equal to the difference between its adjusted tax basis in the shares sold or otherwise disposed of and the amount received. Any such gain or loss will be treated as a capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss recognized on a sale or exchange of shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received (or deemed to be received) thereon. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts of such distributions on our common stock includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Under applicable U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any stockholder (a) who has provided either an incorrect tax identification number or no number at all, (b) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (c) who has failed to certify to us that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder’s federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Potential Limitation with respect to Certain U.S. Stockholders on Deductions for Certain Fees and Expenses

We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of shares of our common stock being treated as regularly traded on an established securities market. If we are not treated as such for any calendar year, then, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the Management and Incentive Fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. In addition, we would be required to report the relevant income and expenses, including the Management Fee, on Form 1099-DIV. Miscellaneous itemized deductions generally are deductible by such U.S. stockholder only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

Taxation of Tax-Exempt U.S. Stockholders

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income, or UBTI. The direct conduct by a tax-exempt U.S. stockholder of the activities that we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. stockholder will not be subject to U.S. taxation solely as a result of such stockholder’s ownership of our shares and receipt of dividends that we pay. In addition, under current law, if we incur indebtedness, such indebtedness will not be attributed to portfolio investors in our stock. Therefore, a tax-exempt U.S. stockholder will not be treated as earning income from “debt-financed property” and dividends we pay will not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences as compared to a direct investment in the assets in which we will invest. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income that we pay to a Non-U.S. stockholder will be subject to U.S. withholding tax at a 30% rate to the extent of our current or accumulated earnings and profits unless (i) Congress enacts legislation extending pass-through treatment for dividends under the rules described below, and such holder could have received the underlying income free of tax; or (ii) such holder qualifies for, and complies with the procedures for claiming, an exemption or reduced rate under an applicable income tax treaty; or (iii) such holder qualifies, and complies with the procedures for claiming, an exemption by reason of its status as a foreign government-related entity.

Non-U.S. stockholders generally are not subject to U.S. federal income tax on capital gains realized on the sale of our shares or on actual or deemed distributions of our net capital gains. If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

In recent years, Congress has renewed the pass-through rules under which certain dividend distributions by RICs derived from our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at a least a 10% stockholder, reduced by expenses that are allocable to such income) or were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our net long-term capital loss for such taxable year) qualify for an exemption from U.S. withholding tax. The pass-through rules expired for taxable years beginning after December 31, 2013. Further legislation is required to make the exemption available with respect to taxable years that commence after December 31, 2013. We cannot assure you that Congress will enact an extension or that any such extension will apply to all dividends that we distribute with respect to taxable years commencing after December 31, 2013. If Congress does extend the exemption, dividends that we designate as “interest-related dividends” or “short-term capital gain dividends” generally will be exempt from U.S. withholding tax if the underlying income is U.S.-source and the Non-U.S. stockholder could have received the underlying income free of tax. If the exemption is not extended, some Non-U.S. stockholders may qualify for a reduced rate of U.S. withholding tax under an applicable tax treaty or for an exemption from U.S. withholding tax by reason of their status as a foreign sovereign or under special treaty provisions for certain foreign pension funds. Prospective investors should consult their own advisers regarding the potential implications of a failure to extend the U.S. withholding tax exemption in light of their particular circumstances, and regarding their eligibility for a reduced rate or exemption as described above.

To qualify for an exemption or reduced rate of U.S. withholding tax (under a treaty, by reason of an exemption for sovereign investors, or under the rules applicable to interest-related dividends or short-term capital gain dividends), a Non-U.S. stockholder must comply with the U.S. tax certification requirements described below. A Non-U.S. stockholder must deliver to the applicable withholding agent and maintain in effect a valid IRS Form W-8BEN or other applicable tax certification establishing its entitlement to the exemption or reduced rate, or otherwise establishing an exemption from backup withholding.

We have adopted a dividend reinvestment plan that will allow stockholders to elect to receive dividends in the form of additional shares instead of in cash. If a Non-U.S. stockholder reinvests dividends in additional shares, such Non-U.S. stockholder will be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. If the distribution is a distribution of our investment company taxable income and is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the dividend reinvestment plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

In the case of distributions made on or after July 1, 2014, and in the case of gross proceeds from the sale or other of shares of our common stock paid on or after January 1, 2017, additional requirements will apply to Non-U.S. stockholders that are considered for U.S. federal income tax purposes to be a foreign financial institution or non-financial foreign entity, as well as to Non-U.S. stockholders that hold their shares through such an institution or entity. In general, an exemption from U.S. withholding tax will be available only if the foreign financial institution has entered into an agreement with the U.S. government, or under certain intergovernmental agreements collects and provides to the U.S. tax authorities information about its accountholders (including certain investors in such institution) and if the non-financial foreign entity has provided the withholding agent with a certification identifying certain of its direct and indirect U.S. owners. Any U.S. taxes withheld pursuant to the aforementioned requirements from distributions paid to affected Non-U.S. stockholders who are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes on such distributions may only be reclaimed by such Non-U.S. stockholders by timely filing a U.S. tax return with the IRS to claim the benefit of such exemption or reduction.

A RIC is a corporation for U.S. federal income tax purposes. Under current law, a non-U.S. stockholder will not be considered to be engaged in the conduct of a business in the United States solely by reason of its ownership in a RIC.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

U.S. information reporting requirements will apply and backup withholding will not apply to dividends paid on our shares to a Non-U.S. stockholder, provided the non-U.S. stockholder provides to the applicable withholding agent a Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is not a United States person) or otherwise establishes an exemption. Similarly, information reporting requirements (but not backup withholding) will apply to a payment of the proceeds of a sale of our shares effected outside the United States by a foreign office of a broker if the broker (i) is a United States person, (ii) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) is a “controlled foreign corporation” as to the United States, or (iv) is a foreign partnership that, at any time during its taxable year is more than 50% (by income or capital interest) owned by United States persons or is engaged in the conduct of a U.S. trade or business, unless in any such case the broker has documentary evidence in its records that the holder is a Non-U.S. stockholder and certain conditions are met, or such holder otherwise establishes an exemption. Payment by a United States office of a broker of the proceeds of a sale of our shares will be subject to both backup withholding and information reporting unless the Non-U.S. stockholder certifies its status that it is not a United States person under penalties of perjury or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Non-U.S. stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our certificate of incorporation, which was adopted on March 8, 2011, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which             shares are outstanding as of the date of this offering, and 100,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are outstanding as of the date of this offering. We are currently seeking stockholder consent to increase the number of authorized shares of common stock to 400,000,000 shares. See “The Company—Recent Developments.”

On December 3, 2013, our Board approved a stock split in the form of a stock dividend pursuant to which our stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. We distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. We have retroactively applied the effect of the stock split to the financial information presented in this prospectus by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676.

We have applied to list our common stock on the NYSE under the symbol “TSLX.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Immediately prior to this offering and our concurrent private placement, our only securities outstanding were 41,762,724 shares of our common stock, as adjusted to reflect the stock split.

The following presents our outstanding classes of securities as of December 31, 2013:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000	999	37,026,023

To date, we have conducted private offerings of our common stock to investors in reliance on the exemptions from the registration requirements of the Securities Act. At the closing of each private offering, investors made capital commitments to purchase our common stock from time to time at net asset value. On January 31, 2013, we reached a $1.5 billion cap on private offering commitments agreed to with our investors, which includes a $100 million capital commitment by our Adviser. As of the date of this prospectus, we have drawn $582.5 million of these capital commitments, and issued $43.4 million of equity through our dividend reinvestment plan. Our existing investors’ obligations to purchase additional shares from the undrawn portion of their capital commitments will terminate upon the completion of this IPO.

Certain of our existing investors, including our Adviser, have agreed to purchase $     million of our common stock in a private placement transaction at a purchase price per share equal to our initial public offering price per share. The private placement transaction is subject to certain customary closing conditions and also subject to, and will close concurrently with, the completion of this offering.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, and holders of common stock do not have cumulative voting rights. Accordingly, subject to the rights of any outstanding preferred stock, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock will be entitled to receive ratably our net assets available after the payment of all debts and other liabilities and will be subject to the prior rights of any outstanding preferred stock. Prior to this IPO, each share of common stock entitled the holder to a preemptive right, for a period of thirty days, to subscribe for purchase or otherwise acquire any shares of preferred stock (including rights or options to purchase shares of preferred stock or securities convertible into, or exchangeable for, shares of preferred stock) that we proposed to issue, but this provision will no longer apply following this IPO. Holders of common stock have no redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock that we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board has discretion to establish the number of shares to be included in each series and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each series, and any qualifications, limitations, or restrictions. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our certificate of incorporation. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

•

immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200%; and

•

the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our amended and restated certification of incorporation limits our directors’ liability to the fullest extent permitted under Delaware corporate law and the 1940 Act. Specifically, our directors will not be personally liable to us or our stockholders for any breach of fiduciary duty as a director, except for any liability:

(i)	for any breach of the director’s duty of loyalty to us or our stockholders,

(ii)	for acts or omissions not in good faith or which involve willful misconduct, gross negligence, bad faith, reckless disregard or a knowing violation of law,

(iii)	under Section 174 of the DGCL, which relates to unlawful payment of dividends or unlawful stock purchases or redemptions, or

(iv)	for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended to permit further elimination or limitation of the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL. So long as we are registered or regulated under the 1940 Act, any limitation of liability of our directors and officers as described above is limited to the extent prohibited by the 1940 Act or by any valid rule, regulation or order of the SEC.

Section 145 of the DGCL allows for the indemnification of officers, directors, and any corporate agents in terms sufficiently broad to indemnify such person under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification will continue as to a person who has ceased to be a director or officer and will inure to the benefit of his or her heirs, executors and personal and legal representatives; however, for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless that proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.

In addition, we have entered into indemnification agreements with our directors and officers that provide for a contractual right to indemnification to the fullest extent permitted by the DGCL. A form of the indemnification agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

We may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to our employees and agents similar to those conferred to our directors and officers. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable. Any repeal or modification of our certificate of incorporation by our stockholders will not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer existing at the time of the repeal or modification with respect to any acts or omissions occurring prior to the repeal or modification.

Under the Investment Advisory Agreement, we have, to the extent permitted by applicable law, indemnified the Adviser and certain of its affiliates, as described under “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

Anti-Takeover Provisions

The following summary outlines certain provisions of Delaware law and our certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of us by means of a tender offer, proxy contest or otherwise, or to change the composition of our Board. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing our expenses and disrupting our normal operation. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” with which business combinations may be restricted is a person that, together with its affiliates and associates, owns, or is an affiliate or associate of the corporation and within the prior three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

•	the Board be divided into three classes, as nearly equal in size as possible, with staggered three-year terms (and the number of directors shall not be fewer than four or greater than nine);

•

directors may be removed only for cause by the affirmative vote of 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by vote of a majority of the directors then in office. The Board has delegated the power to fill vacancies to the Nominating and Corporate Governance Committee.

The classification of our Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Our bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and (subject to obtaining stockholder consent that we currently are seeking) may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board, Chairman, or a Chief Executive Officer.

Our bylaws provide that for nominations and any other matters to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Nominating and Corporate Governance Committee a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders’ meeting, and (subject to obtaining stockholder consent that we currently are seeking) not by written consent.

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation requires the affirmative vote of at least 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, to amend certain specified provisions of the certificate relating to our Board, limitation of liability, indemnification procedures, and amendments to our certificate of incorporation.

Our certificate of incorporation permits our Board to amend or repeal our bylaws. Our bylaws generally can be amended or repealed by approval of at least 75% of the total number of authorized directors then in office. Additionally, our stockholders have the power to adopt, amend or repeal our bylaws, upon the affirmative vote of at least 75% of the holders of our capital stock then outstanding and entitled to vote on any matter.

A director may be removed from office, but only for cause and at a meeting called for that purpose, by the affirmative vote of 75% of the holders of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

In addition, following this offering, our certificate of incorporation will require the favorable vote of a majority of our Board followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our Board, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of our outstanding common stock, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our common stock.

The 10% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder;

•

the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or the exercise of any preemptive rights granted in our certificate of incorporation (which are no longer applicable following this IPO) or pursuant to any subscription agreement by and among us, the Adviser and such principal stockholder entered into prior to this IPO;

•

the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of this computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; and

•

the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of this computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Following this offering, to convert us to an open-end investment company, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of at least 80% of the holders of our common stock then outstanding, or the approval of a majority of the continuing directors and at least 75% of the holders of our capital stock then outstanding entitled to vote in the election of directors, voting together as a single class. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders’ meeting at which the conversion was approved and would also require at least 30 days’ prior notice to all stockholders. As part of the conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of:

•	67% or more of the company’s voting stock present at a meeting if more than 50% of the outstanding voting securities of the company are present or represented by proxy; and

•	more than 50% of the outstanding voting securities of the company.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board has determined that provisions with respect to the Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

REGULATION

We are regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after any borrowing or issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or repurchasing securities or shares unless we meet the applicable asset coverage ratio at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which magnifies the potential for gain or loss and increases the risk of investing in us.”

As of December 31, 2013 and 2012, our asset coverage was 232.9% and 244.6%, respectively. Following this IPO and the repayment of indebtedness as contemplated under “Use of Proceeds,” and based on the value of our total assets as of December 31, 2013 after giving effect to the pro forma as adjusted assumptions under “Capitalization”, our asset coverage ratio would be approximately     %.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of:

•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy; and

•	more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional expenses. Our investment portfolio is also subject to diversification requirements by virtue of our status as a RIC for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations—Regulated Investment Company Classification” for more information.

In addition, investment companies registered under the 1940 Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the 1940 Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.” We currently do not intend to issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock but we may elect to do so if our Board determines that the sale is in our best interests and the best interests of our stockholders, and our stockholders have approved our policy and practice of making these sales within the preceding 12 months. In this case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities. In addition, we may generally issue new common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including our officers, directors, investment adviser, and principal underwriters, and certain of their affiliates, without the prior approval of the members of our Board who are not interested persons and, in some cases, prior approval by the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance).

We have applied for an exemptive order from the SEC that, if granted, would allow us to co-invest in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already invested with affiliates of TSSP and TPG if certain conditions are met. These conditions include, among others, prior approval by a majority of our Independent Directors. The terms and conditions of the investment applicable to any affiliates of TSSP and TPG also must be the same as those applicable to us.

If the SEC grants our exemptive relief request, to the extent the size of the opportunity exceeds the amount our Adviser independently determines is appropriate for us to invest, our affiliates may be able to co-invest with us. We believe our ability to co-invest with TSSP and TPG affiliates would be particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We would be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which could allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Further, if we are granted exemptive relief, we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of Independent Directors would make certain conclusions, including that:

•	the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned; and

•	the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.

We cannot assure you, however, when or whether the SEC will grant our exemptive relief request or that, if granted, it will be on the terms set forth above.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any assets other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by us) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	has an equity market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, such that at least 70% of our assets are qualifying assets. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Managerial Assistance to Portfolio Companies

A BDC must be operated for the purpose of making investments in the types of securities described under “Qualifying Assets” above. However, to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, either controlling the issuer of the securities or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does in fact provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Code of Ethics

As required by the Advisers Act and the 1940 Act, we and the Adviser have adopted a Code of Business Conduct and Ethics which applies to, among others, our and our Adviser’s executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our and our Adviser’s officers, directors and employees. The Code of Business Conduct and Ethics establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the SEC’s Internet site at http://www.sec.gov. In addition, the code may be found at http://www.tpgspecialtylending.com in the “Investor Relations” section of our website. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, Room 1580 N.E. Washington, D.C. 20549. We hereby undertake to provide a copy of this code to any person, without charge, upon request. Requests for a copy of the code may be made in writing addressed to our Secretary, Jennifer Mello, 345 California Street, Suite 3300 San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL tpg.com.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on certain publicly held companies and their insiders. Assuming certain requirements are met, many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Co-Chief Executive Officers and Chief Financial Officer certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, subject to certain assumptions, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and, depending on our accelerated filer or loss of emerging growth company status, this report may be required to be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

Jumpstart Our Business Startups Act of 2012

We qualify as an emerging growth company, as that term is used in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•	an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;

•	no non-binding advisory votes on executive compensation or golden parachute arrangements; and

•	reduced financial statement and executive compensation disclosure requirements.

We are a “non-accelerated filer” under the Exchange Act, and as a non-accelerated filer, we are currently exempt from compliance with auditor attestation requirements under Section 404 of the Sarbanes-Oxley Act. In addition, we do not have any direct executive compensation or golden parachute payments to report in our periodic reports or proxy statements because we have no employees. We do not know if some investors will find our common stock less attractive as a result of our taking advantage of exemptions available to emerging growth companies. The result may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act for complying with new or revised accounting standards. However, we are choosing to “opt out” of the extended transition period and, as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of these standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We will remain an emerging growth company until the earliest of:

•	five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues exceed $1 billion;

•

the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; and

•	the date on which we have issued more than $1 billion in non-convertible debt securities during the preceding three-year period.

The NYSE Corporate Governance Rules

The NYSE has adopted corporate governance rules that listed companies must comply with. We are in compliance with these rules.

Proxy Voting Policies and Procedures

We delegate our proxy voting responsibility to our Adviser. The Proxy Voting Policies and Procedures of our Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and our Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Adviser will vote all proxies based upon the guiding principle of seeking the maximization of the ultimate long-term economic value of our stockholders’ holdings, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. All proxy voting decisions will require a mandatory conflicts of interest review by our Chief Compliance Officer in accordance with these policies and procedures, which will include consideration of whether the Adviser or any investment professional or other person recommending how to vote the proxy has an interest in how the proxy is voted that may present a conflict of interest. It is the Adviser’s general policy to vote or give consent on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of our Chief Compliance Officer or the relevant investment professional(s), the costs associated with voting such proxy outweigh the benefits to our stockholders or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the relevant stockholder(s).

You may obtain information about how the Adviser voted proxies, free of charge, by making a written request for proxy voting information to: TSL Adviser, 345 California Street, Suite 3300 San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL tpg.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the confidentiality, integrity and security of nonpublic personal information relating to investors. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

We generally will not receive any nonpublic personal information relating to stockholders who purchase common stock in this IPO. We may collect nonpublic personal information regarding our existing investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between us and individual investors. We may share information that we collect regarding an investor with our affiliates and the employees of such affiliates for legitimate business purposes, for example, to service the investor’s accounts or provide the investor with information about other products and services offered by us or our affiliates that may be of interest to the investor. In addition, we may disclose information that we collect regarding investors to third parties who are not affiliated with us (i) as authorized by our investors in investor subscription agreements or our organizational documents; (ii) as required by law or in connection with regulatory or law enforcement inquiries; or (iii) as otherwise permitted by law to the extent necessary to effect, administer or enforce investor transactions or our transactions.

Any party that receives nonpublic personal information relating to investors from us is permitted to use the information only for legitimate business purposes or as otherwise required or permitted by applicable law or regulation. In this regard, for officers, employees and agents of ours and our affiliates, access to such information is restricted to those who need such access to provide services to us and investors. We maintain physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Reporting Obligations

We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

We make available on our website (www.tpgspecialtylending.com) our proxy statements, our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We also provide electronic or paper copies of our filings free of charge upon request. Requests may be made in writing addressed to us at 345 California Street, Suite 3300, San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL tpg.com.

Stockholders and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, Room 1580 Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains this information.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to this offering, there has been no public market for our common stock. We cannot predict the effect, if any, that sales of shares or the availability of shares for sale will have on the market price of our common stock prevailing from time to time. Sales of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock.

Upon completion of this offering and the concurrent private placement, based on an assumed initial public offering price per share equal to the mid-point of the range on the cover of this prospectus,              shares of our common stock will be issued and outstanding. If the underwriters exercise their over-allotment option to purchase additional shares in full,              shares of our common stock will be issued and outstanding immediately after the completion of this offering and the concurrent private placement.

Rule 144

Upon completion of this offering and the concurrent private placement, based on an assumed initial public offering price per share equal to the mid-point of the range on the cover of this prospectus,              shares of our common stock outstanding will not be considered “restricted” securities under the meaning of Rule 144 and will be freely tradeable without restriction under the Securities Act (subject to any lock-up agreements as described below) and              shares of our common stock outstanding will be “restricted” securities under the meaning of Rule 144 under the Securities Act, and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including the exemption provided by Rule 144. Additionally, any shares purchased in this offering by our affiliates, as that term is defined in Rule 144 under the Securities Act, would only be able to be sold in compliance with the Rule 144 limitations described below. See “Risk Factors—Risks Related to this Offering—Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.”

In general, under Rule 144 under the Securities Act, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144.

A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our common stock or the average weekly trading volume of our common stock during the four calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the Exchange Act).

Lock-Up Agreements

We, the Adviser, our directors, executive officers and substantially all of our existing stockholders have agreed with the underwriters that, without the prior written consent of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., we and they will not, subject to certain exceptions and extensions, during certain lock-up periods as described below, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of common stock or such other securities, in cash or otherwise), or (3) if applicable, make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for our common stock. The lock-ups will apply to all shares of our common stock acquired prior to the date of the IPO, as well as any shares acquired in the concurrent private placement, but will not apply to any shares acquired in open market transactions or acquired from us under the dividend reinvestment plan after the completion of the IPO, subject to certain exceptions. Any shares of common stock purchased by the Adviser pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between the Adviser and the underwriters.

In the case of the Company, the lock-up period in the previous paragraph is the period ending 180 days after the date of this prospectus. In the case of our Adviser, including shares of common stock beneficially owned by our executive officers through the Adviser, the lock-up period is the period ending 365 days after the date of this prospectus. In the case of our directors, executive officers and existing stockholders, the lock-up period in the previous paragraph is 180 days after the date of this prospectus for all shares of common stock held by those stockholders and 270 days after the date of this prospectus for 50% of the shares of common stock held by those stockholders. Each lock-up period is subject to extension in certain circumstances. See “Underwriting.”

UNDERWRITING

We are offering the shares of common stock described in this prospectus through a number of                 underwriters. J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Barclays Capital Inc. are acting as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of common stock listed next to its name in the following table:

Name	Number of Shares
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC
Barclays Capital Inc.
TPG Capital BD, LLC
Janney Montgomery Scott LLC
JMP Securities LLC

Total

The underwriters are committed to purchase all the common shares offered by us if they purchase any shares. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

The underwriters propose to offer the common shares directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $             per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $             per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The underwriters have an option to buy up to                 additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus to exercise this over-allotment option. If any shares are purchased with this over-allotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $             per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Without over-allotment exercise	With full over-allotment exercise
Per Share	$	$
Total	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees, legal and accounting expenses, and up to $            reimbursement of underwriter’s counsel fees, but excluding the underwriting discounts, will be approximately $            .

A prospectus in electronic format may be made available on the websites maintained by one or more underwriters, or selling group members, if any, participating in the offering. The underwriters may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters and selling group members that may make Internet distributions on the same basis as other allocations.

We have agreed that we will not, subject to certain exceptions, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of common stock or such other securities, in cash or otherwise), in each case without the prior written consent of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. for a period of 180 days after the date of this prospectus, other than the shares of our common stock to be sold hereunder. Notwithstanding the foregoing, to the extent we are not an emerging growth company, if (1) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Our Adviser, our directors, executive officers and substantially all of our existing stockholders have entered into lock-up agreements with the underwriters prior to the commencement of this offering pursuant to which each of these persons or entities, with limited exceptions, for a period of 365 days after the date of this prospectus in the case of our Adviser, and in the case of our directors, executive officers and existing shareholders, 180 days after the date of this prospectus for all shares of common stock held by those stockholders and 270 days after the date of this prospectus for 50% of the shares of common stock held by those stockholders, may not, subject to certain exceptions, without the prior written consent of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock (including, without limitation, common stock or such other securities which may be deemed to be beneficially owned by such directors, executive officers, managers and members in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for our common stock. Notwithstanding the foregoing, to the extent we are not an emerging growth company, if (1) during the last 17 days of the applicable restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (2) prior to the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the applicable period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The lock-ups will apply to all shares of our common stock acquired as of the date of the IPO, including any shares acquired in the concurrent private placement, but will not apply to any shares acquired in open market transactions or acquired from us under the dividend reinvestment plan after the completion of the IPO, subject to certain exceptions. Any shares of common stock purchased by the Adviser pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between the Adviser and the underwriters.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Pursuant to FINRA Rule 5110(g)(1), shares received by our existing shareholders in the capital drawdowns of September 26, 2013 and January 15, 2014 who are related to FINRA members participating in this offering may not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities for a period of 180 days immediately following the date of this offering, subject to limited exceptions.

We have applied to have our common stock approved for listing/quotation on the NYSE under the symbol “TSLX”.

In connection with this offering, the underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling shares of common stock in the open market for the purpose of preventing or retarding a decline in the market price of the common stock while this offering is in progress. These stabilizing transactions may include making short sales of the common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount. The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through the over-allotment option. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchase in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The underwriters have advised us that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common stock, including the imposition of penalty bids. This means that if the representatives of the underwriters purchase common stock in the open market in stabilizing transactions or to cover short sales, the representatives can require the underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.

These activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock, and, as a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them at any time. The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiations between us and the representatives of the underwriters. In determining the initial public offering price, we and the representatives of the underwriters expect to consider a number of factors including:

•	the information set forth in this prospectus and otherwise available to the representatives;

•	our prospects and the history and prospects for the industry in which we compete;

•	an assessment of our management;

•	our prospects for future earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Neither we nor the underwriters can assure investors that an active trading market will develop for our common shares, or that the shares will trade in the public market at or above the initial public offering price.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to the issuer and to persons and entities with relationships with the issuer, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities or instruments of the issuer (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with the issuer. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.

We intend to use 100% of the net proceeds of this offering, together with our cash and cash equivalents, to pay down outstanding indebtedness under the Revolving Credit Facility (SunTrust). We do not, however, intend to terminate the facility and may reborrow the amount we repay, subject to certain conditions. Affiliates of certain underwriters are lenders under the Revolving Credit Facility (SunTrust). Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down outstanding indebtedness under the Revolving Credit Facility (SunTrust).

We are under common control with TPG Capital BD, LLC, an underwriter of this offering.

Goldman, Sachs & Co. is acting as the agent for Adviser for the 10b5-1 Plan, under which it will buy up to $25 million in the aggregate of our common stock during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or December 31, 2014, subject to certain conditions. See “Related-Party Transactions and Certain Relationships.”

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Principal Business Addresses

The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of Barclays Capital Inc. is 745 Seventh Avenue New York, NY 10019.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, or ASIC, in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001, or Corporations Act, and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the common stock may only be made to persons known as the Exempt Investors who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common stock without disclosure to investors under Chapter 6D of the Corporations Act.

The common stock applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common stock must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority, or DFSA. This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The common stock to which this prospectus relates may be illiquid or subject to restrictions on their resale. Prospective purchasers of the common stock offered should conduct their own due diligence on the common stock. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

Notice to Prospective Investors in Hong Kong

The common stock has not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common stock has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common stock which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Notice to Prospective Investors in Switzerland

We have not and will not register with the Swiss Financial Market Supervisory Authority, or FINMA, as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended, or CISA, and accordingly the securities being offered pursuant to this prospectus have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the securities have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the securities offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The securities may solely be offered to “qualified investors,” as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended, or CISO, such that there is no public offer. Investors, however, do not benefit from protection under CISA or CISO or supervision by FINMA.

This prospectus and any other materials relating to the common stock are strictly personal and confidential to each offeree and do not constitute an offer to any other person. This prospectus may only be used by those qualified investors to whom it has been handed out in connection with the offer described herein and may neither directly or indirectly be distributed or made available to any person or entity other than its recipients. It may not be used in connection with any other offer and shall in particular not be copied or distributed to the public in Switzerland or from Switzerland.

This prospectus does not constitute an issue prospectus as that term is understood pursuant to Article 652a or 1156 of the Swiss Federal Code of Obligations. We have not applied for a listing of the securities on the SIX Swiss Exchange or any other regulated securities market in Switzerland, and consequently, the information presented in this prospectus does not necessarily comply with the information standards set out in the listing rules of the SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by State Street Bank and Trust Company pursuant to a custodian agreement, and will serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is 1 Lincoln Street, Boston, Massachusetts 02111.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the common stock offered hereby will be passed upon for us by Cleary Gottlieb Steen & Hamilton LLP, New York, New York. In addition, Sutherland Asbill & Brennan LLP and Morris, Nichols, Arsht & Tunnell LLP will pass on certain legal matters for us in connection with the offering. Cleary Gottlieb Steen & Hamilton LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP.

EXPERTS

The consolidated financial statements of TPG Specialty Lending, Inc. (and subsidiaries) as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013 and the Senior Securities schedule under the heading “Senior Securities” have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, 55 Second Street, Suite 1400, San Francisco, CA 94105, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

We maintain a website at http://www.tpgspecialtylending.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 345 California Street Suite 3300, San Francisco, CA 94104, Attention: TSL Investor Relations, or by emailing us at IRTSL tpg.com. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

TPG SPECIALTY LENDING, INC.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

TPG Specialty Lending, Inc.:

We have audited the accompanying consolidated balance sheets of TPG Specialty Lending, Inc. (and subsidiaries) (the Company), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012, by correspondence with custodians or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TPG Specialty Lending, Inc. (and subsidiaries) as of December 31, 2013 and 2012, the results of their operations and their cash flows, and the changes in net assets for each of the years in the three-year period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

San Francisco, California

March 4, 2014

TPG Specialty Lending, Inc.

Consolidated Balance Sheets

($ in thousands, except share and per share amounts)

	December 31, 2013	December 31, 2012
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $997,298 and $644,421, respectively)	$1,016,451	$653,944
Cash and cash equivalents	3,471	161,825
Interest receivable	4,933	2,354
Receivable for investments sold	—	1,976
Prepaid expenses and other assets	14,295	13,050

Total Assets	$1,039,150	$833,149

Liabilities
Revolving credit facilities	$432,267	$331,836
Management fees payable to affiliate	1,580	1,464
Incentive fees payable to affiliate	6,136	4,053
Dividends payable	14,810	10,260
Payable for investments purchased	1,974	2,759
Payable on foreign currency forward contracts	1,244	—
Payables to affiliate	2,668	480
Other liabilities	3,775	2,494

Total Liabilities	464,454	353,346

Commitments and contingencies (Note 8)

Net Assets
Preferred stock, $0.01 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized, 37,027,022 and 31,583,953 shares issued, respectively; and 37,026,023 and 31,582,954 shares outstanding, respectively (1)	370	316
Additional paid-in capital (1)	552,436	469,398
Treasury stock at cost; 999 shares	(1)	(1)
Undistributed net investment income	3,981	(1,016)
Net unrealized gains on investments	17,910	9,523
Undistributed net realized gains on investments	—	1,583

Total Net Assets	574,696	479,803

Total Liabilities and Net Assets	$1,039,150	$833,149

Net Asset Value Per Share	$15.52	$15.19

(1)	As further described in Note 9, the amounts as of December 31, 2012 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Operations

($ in thousands, except share and per share amounts)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Income
Investment income from non-controlled, non-affiliated investments:
Interest from investments	$90,374	$46,402	$4,059
Other income	2,233	630	10
Interest from cash and cash equivalents	3	14	10

Total investment income from non-controlled, non-affiliated investments	92,610	47,046	4,079
Investment income from non-controlled, affiliated investments:
Interest from investments	—	2,724	1,231
Dividend income	—	1,231	—
Other income	—	10	5

Total investment income from non-controlled, affiliated investments	—	3,965	1,236

Total Investment Income	92,610	51,011	5,315

Expenses
Interest	10,469	6,020	800
Initial organization	—	—	1,500
Management fees	13,376	8,892	1,593
Incentive fees	11,790	6,996	347
Professional fees	3,691	2,881	1,563
Directors’ fees	285	287	245
Other general and administrative	2,434	1,564	773

Total expenses	42,045	26,640	6,821

Management fees waived (Note 3)	(7,135)	(3,704)	(7)

Net Expenses	34,910	22,936	6,814

Net Investment Income (Loss) Before Income Taxes	57,700	28,075	(1,499)
Income taxes, including excise taxes	199	46	—

Net Investment Income (Loss)	57,501	28,029	(1,499)

Unrealized and Realized Gains
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	9,630	7,372	1,430
Non-controlled, affiliated investments	—	(161)	882
Foreign currency forward contracts	(1,244)	—	—

Total net change in unrealized gains	8,386	7,211	2,312

Realized gains:
Non-controlled, non-affiliated investments	1,061	4,255	—
Non-controlled, affiliated investments	—	100	—
Foreign currency forward contracts	35	—	—

Total realized gains	1,096	4,355	—

Total Unrealized and Realized Gains	9,482	11,566	2,312

Increase in Net Assets Resulting from Operations	$66,983	$39,595	$813

Earnings per common share—basic and diluted (1)	$1.93	$1.93	$0.24

Weighted average shares of common stock outstanding—basic and diluted (1)	34,635,208	20,541,475	3,347,602

(1)	As further described in Note 9, the indicated amounts for the years ended December 31, 2012 and 2011 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of December 31, 2013

($ in thousands, except share amounts)

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Debt Investments

Aerospace and defense
MSC Software Corporation (3)(4)(6)	First-lien loan ($53,452 par, due 11/2017)	7.75%	12/23/2011	$52,828	$53,720	9.3%

Automotive
Heartland Automotive Holdings, LLC (3)(4)	First-lien loan ($36,733 par, due 6/2017)	9.75%	8/28/2012	36,002	36,182	6.3%

	First-lien revolving loan ($4,611 par, due 6/2017)	10.75%	8/28/2012	4,500	4,528	0.8%

Sage Automotive Interiors, Inc. (3)(4)(6)	First-lien loan ($21,553 par, due 12/2016)	8.50%	12/31/2012	21,336	21,445	3.7%

				61,838	62,155	10.8%

Beverage, food and tobacco
AFS Technologies, Inc. (3)(4)(6)	First-lien loan ($44,394 par, due 8/2015)	7.75%	8/31/2011	43,837	45,837	8.0%
Business services
Actian Corporation (3)(4)(6)	First-lien loan ($67,933 par, due 4/2018)	8.50%	4/11/2013	65,762	66,405	11.6%

Aptean Holdings, Inc. f/k/a Consona Holdings, Inc. (3)(4)	First-lien loan ($29,625 par, due 8/2018)	7.25%	8/13/2012	29,279	29,477	5.1%

Beyond Trust Software Holding Group, Inc. (3)(6)	First-lien loan ($42,500 par, due 12/2019)	7.25%	12/18/2013	41,462	41,437	7.2%

Network Merchants, Inc (3)(4)	First-lien loan ($29,659 par, due 9/2018)	8.75%	9/12/2013	29,105	29,202	5.1%

				165,608	166,521	29.0%

Construction and building
Mannington Mills, Inc. (3)(4)	Second-lien loan ($47,430 par, due 3/2017)	14.00% (incl. 2.00% PIK)	3/2/2012	46,545	51,817	9.0%

Containers and packaging
The Newark Group, Inc. (3)(4)	First-lien loan ($46,560 par, due 2/2018)	8.50%	2/8/2013	46,164	47,142	8.2%

Education
Campus Management, Inc. (3)(4)(6)	First-lien loan ($29,625 par, due 9/2018)	8.75%	9/30/2013	28,931	29,032	5.1%

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Financial services
Embarcadero Technologies, Inc. (3)(4)(6)	First-lien loan ($42,479 par, due 12/2017)	8.00%	12/28/2012	41,597	42,372	7.4%

Rogue Wave Holdings, Inc. (3)(4)(6)	First-lien loan ($76,337 par, due 12/2018)	8.25%	11/21/2012	74,752	75,764	13.2%

				116,349	118,136	20.6%

Healthcare and pharmaceuticals
Mediware Information Systems, Inc. (3)(4)(6)	First-lien loan ($71,634 par, due 5/2018)	8.00%	11/9/2012	70,120	71,097	12.4%

SRS Software, LLC (3)(4)	First-lien loan ($35,625 par, due 12/2017)	8.75%	12/28/2012	34,782	35,625	6.2%

	First-lien revolving loan ($2,000 par, due 12/2017)	8.75%	12/28/2012	2,000	2,000	0.3%

				106,902	108,722	18.9%

Hotel, gaming, and leisure
AMF Bowling Worldwide, Inc. (3)(4)	First-lien loan ($14,813 par, due 6/2018)	8.75%	7/2/2013	13,687	14,821	2.6%

Centaur, LLC (3)	Second-lien loan ($10,000 par, due 2/2020)	8.75%	2/15/2013	9,923	10,250	1.8%

Mandalay Baseball Properties, LLC (3)(4)	First-lien loan ($34,886 par, due 3/2017)	12.00% (incl. 4.50% PIK)	4/12/2012	34,303	35,758	6.2%

Soho House (5)	Second-lien bond (GBP 7,000 par, due 10/2018)	9.13%	9/20/2013	11,200	11,913	2.1%

				69,113	72,742	12.7%

Human resource support services
Pai Group, Inc. (3)(4)	First-lien loan ($34,737 par, due 5/2018)	10.50%	5/8/2013	33,979	34,141	5.9%

SumTotal Systems, LLC (3)(4)	First-lien loan ($7,483 par, due 11/2018)	6.25%	11/16/2012	7,405	7,371	1.3%

	Second-lien loan ($12,000 par, due 5/2019)	10.25%	11/16/2012	11,932	11,790	2.1%

				53,316	53,302	9.3%

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Insurance
Infogix, Inc. (3)(4)	First-lien loan ($31,888 par, due 6/2017)	10.00%	6/1/2012	31,433	31,808	5.5%

	First-lien revolving loan ($850 par, due 6/2017)	10.00%	6/1/2012	782	838	0.1%

				32,215	32,646	5.6%

Manufacturing
Jeeves Information Systems AB (3)(5)	First-lien loan (SEK 177,161 par, due 6/2018)	9.25%	6/5/2013	26,486	27,170	4.7%

Metals and mining
Metalico, Inc. (3)(6)	First-lien loan ($35,650 par, due 11/2019)	9.50%	11/21/2013	33,523	33,841	5.9%
Office products
Ecommerce Industries, Inc. (3)(4)(6)	First-lien loan ($19,936 par, due 10/2016)	8.00%	10/17/2011	19,764	20,086	3.5%

Oil, gas and consumable fuels
Global Geophysical (3)(4)	First-lien loan ($40,883 par, due 9/2016)	10.75%	9/30/2013	39,617	40,065	7.0%

Transportation
Kewill, Ltd. (3)(5)	Second-lien loan ($52,500 par, due 10/2019)	9.50%	10/2/2013	51,482	51,713	9.0%

Total Debt Investments				994,518	1,014,647	176.6%

Equity Investments
Business services
Network Merchants, Inc	Non-Voting Preferred Units (774,099 units)		9/12/2013	780	780	0.1%
Healthcare and pharmaceuticals
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,024	0.2%

	Common Shares Class B (2,953,020 shares)		12/28/2012	20	—	0.0%

				2,000	1,024	0.2%

Total Equity Investments				2,780	1,804	0.3%

Total Investments				$997,298	$1,016,451	176.9%

(1)	Unless otherwise indicated, the Company’s portfolio companies are domiciled in the United States. As of December 31, 2013, the Company does not “control” any of the portfolio companies nor are any of its portfolio companies considered to be “affiliates” (see Note 4). Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate, at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan we have provided the interest rate in effect on the date presented.
(4)	The investment, or a portion thereof, is held within TPG SL SPV, LLC, a wholly-owned subsidiary of the Company, and is pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility (Natixis) (see Note 7).
(5)	This portfolio company is a non-U.S. corporation and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.
(6)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication.

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Schedule of Investments as of December 31, 2012

($ in thousands, except share amounts)

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Debt Investments

Aerospace and defense
MSC.Software Corporation (3)(4)(5)	First-lien loan ($56,266 par, due 11/2017)	7.75%	12/23/2011	$55,423	$55,984	11.7%

Automotive
Heartland Automotive Holdings, LLC (3)(5)	First-lien loan ($38,951 par, due 6/2017)	9.00%	8/28/2012	37,998	38,075	7.9%

	First-lien revolving loan ($555 par, due 6/2017)	10.00%	8/28/2012	413	431	0.1%

Sage Automotive Interiors, Inc. (3)(4)(5)	First-lien loan ($19,878 par, due 12/2016)	9.50%	12/31/2012	19,717	19,679	4.1%

				58,128	58,185	12.1%

Beverage, food and tobacco
AFS Technologies, Inc. (3)(4)(5)	First-lien loan ($46,884 par, due 8/2015)	7.75%	8/31/2011	45,987	46,532	9.7%

Checkers Drive-In Restaurants, Inc. (5)	Second-lien bond ($10,000 par, due 12/2017)	11.00%	11/16/2012	10,017	10,025	2.1%

				56,004	56,557	11.8%

Business services
Consona Holdings, Inc. (3)(5)	First-lien loan ($29,925 par, due 8/2018)	7.25%	8/13/2012	29,514	29,925	6.2%

Attachmate Corporation (3)(5)	First-lien loan ($926 par, due 11/2017)	7.25%	6/25/2012	944	894	0.2%

				30,458	30,819	6.4%

Capital equipment
Federal Signal Corporation (3)(5)	First-lien loan ($41,608 par, due 2/2017)	12.00%	2/22/2012	40,897	43,064	9.0%

International Equipment Solutions, Inc. (3)(5)	First-lien loan ($29,391 par, due 9/2016)	8.50%	9/18/2012	28,732	28,876	6.0%

				69,629	71,940	15.0%

Construction and building
Mannington Mills, Inc. (3)(5)	Second-lien loan ($50,537 par, due 3/2017)	14.00% (incl. 2.00% PIK)	3/2/2012	49,551	53,190	11.1%

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Environmental Services
Synagro Technologies, Inc. (3)	First-lien loan ($3,134 par, due 10/2014)	2.31%	11/8/2012	2,759	2,813	0.6%

	Second-lien loan ($5,670 par, due 10/2014)	7.00%	9/14/2012	2,814	1,517	0.3%

				5,573	4,330	0.9%

Financial services
Embarcadero Technologies, Inc. (3)(4)(5)	First-lien loan ($59,714 par, due 12/2017)	8.00%	12/28/2012	58,223	58,221	12.1%

Rogue Wave Holdings, Inc. (3)(4)(5)	First-lien loan ($40,000 par, due 11/2017)	8.25%	11/21/2012	38,947	39,600	8.3%

				97,170	97,821	20.4%

Healthcare and pharmaceuticals
eResearch Technology, Inc. (3)(5)	First-lien loan ($24,937 par, due 5/2018)	8.00%	7/3/2012	24,006	24,626	5.1%

Mediware Information Systems, Inc. (3)(4)(5)	First-lien loan ($50,500 par, due 5/2018)	8.00%	11/9/2012	49,230	49,218	10.3%

SRS Software, LLC (3)(5)	First-lien loan ($37,500 par, due 12/2017)	8.75%	12/28/2012	36,439	36,563	7.6%

				109,675	110,407	23.0%

Hotel, gaming, and leisure
Mandalay Baseball Properties, LLC (3)(5)	First-lien loan ($28,414 par, due 3/2017)	12.00% (incl. 4.00% PIK)	4/12/2012	27,684	28,556	6.0%

Human resource support services
SumTotal Systems, LLC (3)	First-lien loan ($10,000 par, due 11/2018)	6.25%	11/16/2012	9,867	9,925	2.1%

	Second-lien loan ($5,000 par, due 5/2018)	10.25%	11/16/2012	4,950	4,925	1.0%

				14,817	14,850	3.1%

Insurance
Infogix, Inc. (3)(5)	First-lien loan ($30,613 par, due 6/2017)	10.00%	6/1/2012	29,974	30,346	6.3%

Office products
Ecommerce Industries, Inc. (3)(4)(5)	First-lien loan ($21,562 par, due 10/2016)	8.00%	10/17/2011	21,286	21,808	4.5%
Transportation
Teletrac, Inc. (3)(4)(5)	First-lien loan ($17,413 par, due 7/2017)	6.65%	7/23/2012	17,049	17,151	3.6%

Total Debt Investments				642,421	651,944	135.9%

Company (1)	Investment	Interest	Initial Acquisition Date	Amortized Cost (2)	Fair Value	Percentage of Net Assets
Equity Investments
Healthcare and pharmaceuticals
SRS Parent Corp.	Common Shares Class A (1,980 shares)		12/28/2012	1,980	1,980	0.4%

	Common Shares Class B (2,953,020 shares)		12/28/2012	20	20	0.0%

				2,000	2,000	0.4%

Total Equity Investments				2,000	2,000	0.4%

Total Investments				$644,421	$653,944	136.3%

(1)	Unless otherwise indicated, the Company’s portfolio companies are domiciled in the United States. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company would “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. As of December 31, 2012, the Company does not “control” any of the portfolio companies nor were any of the portfolio companies deemed to be “affiliates”. Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate, at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan we have provided the interest rate in effect on the date presented.
(4)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in any syndication.
(5)	The investment, or a portion thereof, is held within TPG SL SPV, LLC, a wholly-owned subsidiary of the Company, and is pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility (Natixis) (see Note 7).

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Changes in Net Assets

($ in thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$57,501	$28,029	$(1,499)
Net change in unrealized gains on investments	8,386	7,211	2,312
Net realized gains on investments	1,096	4,355	—

Increase in Net Assets Resulting from Operations	66,983	39,595	813

Increase in Net Assets Resulting from Capital Share Transactions
Issuance of common shares sold	56,857	287,692	172,928
Purchase of treasury shares	—	—	(1)
Reinvestment of dividends	26,438	9,194	—
Dividends declared from net investment income	(48,301)	(26,997)	(649)
Dividends declared from realized gains	(7,084)	(2,773)	—

Increase in Net Assets Resulting from Capital Share Transactions	27,910	267,116	172,278

Total Increase in Net Assets	94,893	306,711	173,091
Net assets, beginning of period	479,803	173,092	1

Net Assets, End of Period	$574,696	$479,803	$173,092

Undistributed Net Investment Income Included in Net Assets at the End of the Period	$3,981	$(1,016)	$(2,094)

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Consolidated Statements of Cash Flows

($ in thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Cash Flows from Operating Activities
Increase in net assets resulting from operations	$66,983	$39,595	$813
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized gains on investments	(9,630)	(7,211)	(2,312)
Net change in unrealized loss on foreign currency forward contracts	1,244	—	—
Net realized gains on investments	(1,061)	(4,355)	—
Net realized gains on foreign currency forward contracts	(35)	—	—
Net amortization of discount on securities	(6,728)	(4,489)	(343)
Amortization of debt issuance costs	1,903	1,496	190
Purchases of investments, net	(602,988)	(760,668)	(184,196)
Proceeds from investments, net	46,390	119,126	—
Repayments on investments	214,293	190,594	2,503
Paid-in-kind interest	(2,749)	(1,808)	—
Changes in operating assets and liabilities:
Interest receivable	(2,579)	(1,071)	(1,283)
Prepaid expenses and other assets	443	(6,292)	(1,008)
Management fees payable	116	531	933
Incentive fees payable	2,083	3,706	347
Payable to affiliate	2,188	(577)	1,057
Other liabilities	496	1,324	1,171

Net Cash Used in Operating Activities	(289,631)	(430,099)	(182,128)

Cash Flows from Financing Activities
Borrowings on revolving credit facilities	902,000	1,332,688	304,000
Payments on revolving credit facilities	(801,569)	(1,155,852)	(149,000)
Debt issuance costs	(1,615)	(5,328)	(2,108)
Proceeds from issuance of common stock	56,857	287,692	172,928
Purchase of treasury stock	—	—	(1)
Dividends paid to stockholders	(24,396)	(10,968)	—

Net Cash Provided by Financing Activities	131,277	448,232	325,819

Net Increase (Decrease) in Cash and Cash Equivalents	(158,354)	18,133	143,691
Cash and cash equivalents, beginning of period	161,825	143,692	1

Cash and Cash Equivalents, End of Period	$3,471	$161,825	$143,692

Supplemental Information:
Interest paid during the period	$8,792	$3,580	$314
Excise taxes paid during the period	$46	$—	$—
Dividends declared during the period	$55,385	$29,770	$649
Reinvestment of dividends during the period	$26,438	$9,194	$—
Subscription receivable from common stockholders	$—	$1,870	$106

The accompanying notes are an integral part of these consolidated financial statements.

TPG Specialty Lending, Inc.

Notes to Consolidated Financial Statements

($ in thousands, unless otherwise indicated)

1. Organization and Basis of Presentation

Organization

TPG Specialty Lending, Inc. (“TSL” or the “Company”) is a Delaware corporation formed on July 21, 2010. The Company was formed primarily to lend to, and selectively invest in, middle-market companies in the United States. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). TSL is managed by TSL Advisers, LLC (the “Adviser”). On June 1, 2011, the Company formed a wholly-owned subsidiary, TC Lending, LLC, a Delaware limited liability company. On March 22, 2012, the Company formed a wholly-owned subsidiary, TPG SL SPV, LLC, a Delaware limited liability company.

During the six months ended June 30, 2011, the Company was a development stage company as defined in ASC 915-10-05, Development Stage Entity. During this time the Company was devoting substantially all of its efforts to establishing the business and its planned principal operations had not commenced. All losses accumulated during the six months ended June 30, 2011, have been considered a part of the Company’s development stage activities.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include the accounts of the Company and its subsidiaries. In the opinion of management, all adjustments, consisting solely of accruals considered necessary for the fair presentation of the consolidated financial statements for the periods presented, have been included. All intercompany balances and transactions have been eliminated in consolidation.

Certain prior period information has been reclassified to conform to the current period presentation. These reclassifications have no effect on the Company’s financial position or its results of operations as previously reported.

Fiscal Year End

The Company’s fiscal year ends on December 31.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law.

Investments at Fair Value

Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the date of the binding commitment, which is generally the funding date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”), based on, among other things, the input of the Adviser, the Company’s Audit Committee and independent third-party valuation firms engaged at the direction of the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of its investments, including: the estimated enterprise value of a portfolio company (that is, the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	The valuation process begins with each investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

•	The Adviser’s management reviews the preliminary valuations with the investment professionals. Agreed upon valuation recommendations are presented to the Audit Committee.

•	The Audit Committee reviews the valuations presented and recommends values for each investment to the Board.

•

The Board reviews the recommended valuations and determines the fair value of each investment; valuations that are not based on readily available market quotations are valued in good faith based on, among other things, the input of the Adviser, Audit Committee and, where applicable, other third parties.

The Company currently conducts this valuation process on a quarterly basis.

In connection with debt and equity securities that are valued at fair value in good faith by the Board, the Board has engaged independent third-party valuation firms to perform certain limited procedures that the Board has identified and requested them to perform. At December 31, 2013, the independent third-party valuation firms performed their procedures over substantially all of the Company’s investments. Upon completion of such limited procedures, the third-party valuation firms determined that the fair value, as determined by the Board, of those investments subjected to their limited procedures, was reasonable.

The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we review pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s volume of derivative trading activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management policies.

Offsetting Assets and Liabilities

The Company presents the fair value of foreign currency forward contracts executed with the same counterparty on a net basis given the Company has the legal right to offset the recognized amounts, and it intends to settle on a net basis.

Foreign currency forward contract receivables or payables pending settlement are offset, and the net amount is included with receivable or payable for foreign currency forward contracts in the consolidated balance sheets when, and only when, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•	market value of investments, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Debt Issuance Costs

Debt issuance costs for revolving credit facilities are amortized over the life of the related debt instrument using the straight line method.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis and includes the amortization of discounts and premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts and premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but generally include structuring or diligence fees, and fees for providing managerial assistance to our portfolio companies.

In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by the Company in such situations will be deferred and amortized over the investment’s life using the effective yield method.

Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third parties, are typically deferred until the transaction is consummated and are recorded in Prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as Cash and cash equivalents with an offset to Other liabilities or Payables to affiliates. Other liabilities or Payables to affiliates are relieved as reimbursable expenses are incurred.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Code for the taxable year ended March 31, 2013. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Dividends to Common Stockholders

Dividends to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-

term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and it declares, a cash dividend, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013- 08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The Company has evaluated the impact of the adoption of ASU 2013-08 on its financial statements and disclosures and determined the adoption of ASU 2013-08 will not have a material effect on the Company’s financial condition and results of operations.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities,” which requires entities to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the statement of assets and liabilities. In January 2013, the FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”),“Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarified the types of instruments and transactions that are subject to the disclosure requirements established by ASU 2011-11. The Company’s adoption of ASU 2011-11 and ASU 2013-01 did not have a significant impact on the Company’s financial statements. See Note 5 for additional disclosure resulting from the adoption of ASU 2011-11 and ASU 2013-01.

3. Agreements and Related Party Transactions

Administration Agreement

On March 15, 2011, the Company entered into the Administration Agreement with the Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf.

For the years ended December 31, 2013, 2012 and 2011, the Company incurred expenses of $1.4 million, $1.0 million and $0.3 million, respectively, for administrative services payable to the Adviser under the terms of the Administration Agreement.

On November 5, 2013, the Board renewed the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until November 5, 2014, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Investment Advisory Agreement

On April 15, 2011, the Company entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011. Under the terms of the Investment Advisory Agreement, the Adviser will provide investment advisory services to the Company. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser the Management Fee and may also pay certain Incentive Fees.

For the quarterly periods ended September 30, 2011, and June 30, 2011, the Management Fee was calculated at an annual rate of 1.5% based on the value of the Company’s gross assets, which equals total assets before deduction of any liabilities, at the end of such calendar quarter, adjusted for share issuances and repurchases during that period. Beginning October 1, 2011, the Management Fee has been calculated at an annual rate of 1.5% based on the average value of the Company’s gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears and is prorated for any partial month or quarter.

For the years ended December 31, 2013, 2012 and 2011, Management Fees were $13.4 million, $8.9 million, and $1.6 million, respectively.

Until such time that the Company completes an initial public offering of its Common Stock, or IPO, the Adviser has waived its right to receive the Management Fee in excess of the sum of (i) 0.25% of aggregate committed but undrawn capital; and, (ii) 0.75% of aggregate drawn capital (including capital drawn to pay Company expenses) as determined as of the end of any calendar quarter.

For the years ended December 31, 2013, 2012, and 2011, Management Fees of $7.1 million, $3.7 million, and $7 thousand, respectively, were waived. Any waived Management Fees are not subject to recoupment by the Adviser.

The Incentive Fee consists of two parts, as follows:

(i)

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” the calculation of which is further explained below, until the Adviser has received 15% of the total pre-Incentive Fee net investment income for that quarter (17.5% subsequent to an IPO) and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 15% of all remaining pre-Incentive Fee net investment income for that quarter (17.5% subsequent to an IPO). The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 15% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 15% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

(ii)	The second component, payable at the end of each fiscal year in arrears, prior to the end of the quarter in which an IPO is completed, equals 15%, and following the completion of an IPO, will equal a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital depreciation. We refer to this component of the Incentive Fee as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following the end of the quarter in which an IPO is completed, the Incentive Fee rate will be 17.5%. The Company accrues, but does not pay, a capital gains Incentive Fee with respect to unrealized appreciation because a capital gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of an IPO, the portion of the Company’s realized capital gains that accrued prior to an IPO will be subject to an incentive fee rate of 15% and the portion of the Company’s realized capital gains that accrued following the end of the quarter in which an IPO is completed will be subject to an incentive fee rate of 17.5%.

Prior to the completion of an IPO, if cumulative net realized losses from the Company’s inception exceeded the aggregate dollar amount of dividends paid by the Company through that date, the Adviser would forgo the right to receive its quarterly Incentive Fee payments with respect to pre-Incentive Fee net investment income until the time that cumulative net realized losses were less than or equal to the aggregate amount of dividend payments.

The Company accrues the Incentive Fee taking into account unrealized gains and losses; however, Section 205(b)(3) of the Investment Advisers Act of 1940, as amended, prohibits the Adviser from receiving the payment of fees until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future. For the year ended December 31, 2013, Incentive Fees were $11.8 million of which $10.5 million were realized and payable to the Adviser. For the year ended December 31, 2012, Incentive Fees were $7.0 million of which $5.7 million were realized and payable to the Adviser. For the year ended December 31, 2011, Incentive Fees were $0.3 million none of which were realized and payable to the Adviser.

On November 5, 2013, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described above, the Investment Advisory Agreement will remain in effect until November 5, 2014, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. Expenses incurred by the Adviser on behalf of the Company for the years ended December 31, 2013, 2012 and 2011, were $5.0 million, $3.8 million and $2.3 million, respectively.

4. Investments at Fair Value

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies and/or had the power to exercise control over the management or policies of such portfolio company. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled investments.

Investments at fair value consisted of the following at December 31, 2013 and 2012:

	December 31, 2013
	Amortized Cost (1)	Fair Value	Net Unrealized Gain (Loss)
First-lien debt investments	$863,436	$877,164	$13,728
Second-lien debt investments	131,082	137,482	6,400
Mezzanine debt investments	—	—	—
Equity investments	2,780	1,805	(975)

Total Investments	$997,298	$1,016,451	$19,153

	December 31, 2012
	Amortized Cost (1)	Fair Value	Net Unrealized Gains
First-lien debt investments	$575,089	$582,287	$7,198
Second-lien debt investments	67,332	69,657	2,325
Mezzanine debt investments	—	—	—
Equity investments	2,000	2,000	—

Total Investments	$644,421	$653,944	$9,523

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts or premiums, as applicable, on debt investments using the effective interest method.

The industry composition of Investments at fair value at December 31, 2013 and 2012 is as follows:

	December 31, 2013	December 31, 2012
Aerospace and defense	5.3%	8.6%
Automotive	6.1%	8.9%
Beverage, food, and tobacco	4.5%	8.6%
Business services	16.5%	4.7%
Capital equipment	—	11.0%
Construction and building	5.1%	8.1%
Containers and packaging	4.6%	—
Education	2.9%	—
Environmental industries	—	0.7%
Financial services	11.6%	15.0%
Healthcare and pharmaceuticals	10.8%	17.2%
Hotel, gaming, and leisure	7.2%	4.4%
Human resource support services	5.2%	2.3%
Insurance	3.2%	4.6%
Manufacturing	2.7%	—
Metals and mining	3.3%	—
Office products	2.0%	3.3%
Oil, gas and consumable fuels	3.9%	—
Transportation	5.1%	2.6%

Total	100.0%	100.0%

The geographic composition of Investments at fair value at December 31, 2013 and 2012 is as follows:

	December 31, 2013	December 31, 2012
United States
Midwest	14.2%	18.8%
Northeast	21.7%	17.8%
South	19.7%	25.7%
West	35.5%	37.7%
Europe	8.9%	—

Total	100.0%	100.0%

5. Derivatives

Foreign Currency

The Company enters into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s foreign currency forward contracts during the year ended December 31, 2013 had terms of approximately one to two months. The volume of open contracts at the end of each reporting period is reflective of the typical volume of transactions during each month. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with only creditworthy counterparties.

During the year ended December 31, 2013, we entered into foreign currency forward contracts related to our investments in Jeeves Information Systems AB (SEK) and Soho House Bond Ltd. (GBP).

As of December 31, 2013, details of open foreign currency forward contracts were as follows:

Foreign Currency Forward Contracts	Settlement Date	Amount (in ‘000s) and Transaction	USD Value at Settlement Date	USD Value at December 31, 2013	Unrealized Depreciation presented in Consolidated Financial Statements
Swedish Kronor (SEK)	January 24, 2014	188,672 sold	$(28,440)	$(29,366)	$(926)
British Pound (GBP)	January 24, 2014	7,000 sold	(11,274)	(11,592)	(318)

Total			$(39,714)	$(40,958)	$(1,244)

There were no open foreign currency forward contracts as of December 31, 2012.

All realized and unrealized gains and losses on forward foreign currency contracts are included in earnings (changes in net assets) and are reported as separate line items within the Company’s consolidated statements of operations. Unrealized gains and losses on forward foreign currency contracts are also reported as a separate line item within the Company’s consolidated balance sheets.

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The Company is not required to post cash collateral related to its foreign currency forward contracts, but may be required to do so in the future.

6. Fair Value of Financial Instruments

Investments

The following tables present fair value measurements of investments as of December 31, 2013 and 2012:

	Fair Value Hierarchy at December 31, 2013
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$22,192	$854,972	$877,164
Second-lien debt investments	—	33,952	103,530	137,482
Mezzanine debt investments	—	—	—	—
Equity investments	—	—	1,805	1,805

Total Investments at Fair Value	—	56,144	960,307	1,016,451

Foreign currency forward contracts	—	(1,244)	—	(1,244)

Total	$—	$54,900	$960,307	$1,015,207

	Fair Value Hierarchy at December 31, 2012
	Level 1	Level 2	Level 3	Total
First-lien debt investments	$—	$68,183	$514,104	$582,287
Second-lien debt investments	—	16,467	53,190	69,657
Mezzanine debt investments	—	—	—	—
Equity investments	—	—	2,000	2,000

Total Investments at Fair Value	$—	$84,650	$569,294	$653,944

The following tables present the changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the year ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
	First-lien debt investments	Second-lien debt investments	Mezzanine debt investments	Equity investments	Total
Balance, beginning of year	$514,104	$53,190	$—	$2,000	$569,294
Purchases	507,056	51,270	—	780	559,106
Proceeds from investments	(30,615)	—	—	—	(30,615)
Repayments / redemptions	(178,831)	(4,086)	—	—	(182,917)
Paid-in-kind interest	1,770	979	—	—	2,749
Net change in unrealized gains	6,054	1,865	—	(975)	6,944
Net realized gains	142	—	—	—	142
Net amortization of discount on securities	5,367	312	—	—	5,679
Transfers into Level 3	29,925	—	—	—	29,925

Balance, End of Year	$854,972	$103,530	$—	$1,805	$960,307

	Year Ended December 31, 2012
	First-lien debt investments	Second-lien debt investments	Mezzanine debt investments	Equity investments	Total
Balance, beginning of year	$160,178	$14,170	$—	$10,000	$184,348
Purchases	575,936	94,608	—	2,000	672,544
Proceeds from investments	(51,185)	(45,905)	—	—	(97,090)
Repayments / redemptions	(179,800)	(543)	—	(10,000)	(190,343)
Paid-in-kind interest	914	817	—	—	1,731
Net change in unrealized gains	3,795	3,639	—	(100)	7,334
Net realized gains	459	441	—	100	1,000
Net amortization of discount on securities	3,807	133	—	—	3,940
Transfers out of Level 3	—	(14,170)	—	—	(14,170)

Balance, End of Year	$514,104	$53,190	$—	$2,000	$569,294

Aptean Holdings, Inc., formerly known as Consona Holdings, Inc., transferred into Level 3 during the year ended December 31, 2013, as a result of changes in the observability of inputs into its valuation.

Rare Restaurant Group, LLC transferred out of Level 3 during the year ended December 31, 2012, as a result of changes in the observability of inputs into its valuation.

The following table presents information with respect to net change in unrealized appreciation or depreciation on investments for which Level 3 inputs were used in determining fair value that are still held by the Company at December 31, 2013 and 2012:

	Net Change in Unrealized Appreciation or Depreciation for the Year Ended December 31, 2013 on Investments Held at December 31, 2013	Net Change in Unrealized Appreciation or Depreciation for the Year Ended December 31, 2012 on Investments Held at December 31, 2012
First-lien debt investments	$8,468	$4,280
Second-lien debt investments	1,865	3,638
Mezzanine debt investments	—	—
Equity investments	(975)	—

Total	$9,358	$7,918

The following table presents the fair value of Level 3 Investments at fair value and the significant unobservable inputs used in the valuations as of December 31, 2013 and 2012:

	December 31, 2013
	Fair Value	Valuation Technique		Unobservable Input	Range (Weighted Average)		Impact to Valuation from an Increase to Input
First-lien debt investments	$854,972	Income Approach		Market Yield	5.50% — 13.12%(9.81%	)	Decrease
Second-lien debt investments	$103,530	Income Approach		Market Yield	9.32% —9.87%(9.59%	)	Decrease
Mezzanine debt investments	$—
Equity investments	$1,805	Income Approach		Weighted Average Cost of Capital (WACC)	12.1% — 15.3%(14.0%)		Decrease

	December 31, 2012
	Fair Value	Valuation Technique		Unobservable Input	Range (Weighted Average)		Impact to Valuation from an Increase to Input
First-lien debt investments	$514,104	Income Approach (1)		Market Yield	7.00% - 11.29% (9.71%)		Decrease
Second-lien debt investments	$53,190	Income Approach		Market Yield	10.78% -10.78% (10.78%)		Decrease
Mezzanine debt investments	$—
Equity investments	$2,000	Market Approach	(2)
(1)	Includes $114.5 million of first-lien debt investments which, due to the proximity of the transactions relative to the measurement date, were valued using the cost of the investment.
(2)	Valued at cost due to the proximity of the transaction relative to the measurement date

The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company’s capital structure.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the

Company’s Level 3 equity investments, multiples of similar companies’ revenues, earnings before income taxes, depreciation and amortization (“EBITDA”) or some combination thereof and comparable market transactions are typically used.

Financial Instruments Not Carried at Fair Value

Debt

The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy, as of December 31, 2013 and 2012, approximates its carrying value as the outstanding balances are callable at carrying value.

Other Assets and Liabilities

The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1 while the Company’s other assets and liabilities, other than investments at fair value and debt, are classified as Level 2.

7. Debt

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2013 and 2012, the Company’s asset coverage was 232.9% and 244.6%, respectively.

Debt obligations consisted of the following as of December 31, 2013 and 2012:

	December 31, 2013
	Total Facility	Borrowings Outstanding	Amount Available (1)
Revolving Credit Facility (DBTCA)	$100,000	$32,000	$68,000
Revolving Credit Facility (Natixis)	100,000	77,767	—
Revolving Credit Facility (SunTrust)	400,000	322,500	77,500

Total Debt Obligations	$600,000	$432,267	$145,500

	December 31, 2012
	Total Facility	Borrowings Outstanding	Amount Available (1)
Revolving Credit Facility (DBTCA)	$250,000	$165,000	$85,000
Revolving Credit Facility (Natixis)	100,000	66,836	4,808
Revolving Credit Facility (SunTrust)	200,000	100,000	100,000

Total Debt Obligations	$550,000	$331,836	$189,808

(1)	The amount available considers any limitations related to the respective debt facilities’ borrowing bases.

For the years ended December 31, 2013, 2012 and 2011, the components of interest expense were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Interest expense	$7,168	$3,272	$401
Commitment fees	1,398	1,252	209
Amortization of debt issuance costs	1,903	1,496	190

Total Interest Expense	$10,469	$6,020	$800

Average debt outstanding (in millions)	$266.1	$111.2	$11.4
Weighted average interest rate	2.7%	2.9%	3.0%

Revolving Credit Facility (SunTrust)

On August 23, 2012, the Company entered into a senior secured revolving credit agreement with SunTrust Bank, as administrative agent, and certain lenders. On July 2, 2013, the Company entered into an agreement to amend and restate the agreement, effective on July 3, 2013. The amended and restated facility, among other things, increased the size of the facility from $200 million to $350 million. The facility included an uncommitted accordion feature that allowed the Company, under certain circumstances, to increase the size of the facility up to $550 million. On September 30, 2013, the Company exercised its right under the accordion feature and increased the size of the facility to $400 million. On January 27, 2014, the Company again exercised its right under the accordion feature and increased the size of the facility to $420 million.

On February 27, 2014, the Company further amended and restated the Revolving Credit Facility (SunTrust). The second amended and restated agreement (the Revolving Credit Facility (SunTrust)), among other things:

•	increased the size of the facility to $581.3 million;

•	increased the size of the uncommitted accordion feature to allow the Company, under certain circumstances to increase the size of the facility up to $956.3 million;

•	increased the limit for swingline loans to $100 million;

•	with respect to $545 million in commitments,

•	extended the expiration of the revolving period from June 30, 2017 to February 27, 2018, during which period the Company, subject to certain conditions, may make borrowings under the facility, and

•	extended the stated maturity date from July 2, 2018 to February 27, 2019; and

•	provided that borrowings under the multicurrency tranche will be available in certain additional currencies.

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility (SunTrust), including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus a margin, or the prime rate plus a margin. The Company may elect either the LIBOR or prime rate at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then applicable margin while the letter of credit is outstanding.

The Revolving Credit Facility (SunTrust) is guaranteed by TC Lending, LLC and certain domestic subsidiaries that are formed or acquired by the Company in the future. The Revolving Credit Facility (SunTrust) is secured by a perfected first-priority security interest in substantially all the portfolio investments held by the Company and each guarantor. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Revolving Credit Facility (SunTrust) includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

•	an asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;

•

a liquidity test under which the Company must maintain cash and liquid investments of at least 10% of the covered debt amount under circumstances where the Company’s adjusted covered debt balance is greater than 90% of the Company’s adjusted borrowing base under the facility; and

•	stockholders’ equity of at least $205,000,000 plus 25% of the net proceeds of the sale of equity interests after August 23, 2012.

Revolving Credit Facility (Natixis)

On May 8, 2012, the “Natixis Closing Date,” the Company’s wholly owned subsidiary TPG SL SPV, LLC, a Delaware limited liability company, entered into a credit and security agreement with Natixis, New York Branch. Also on May 8, 2012, the Company contributed certain investments to TPG SL SPV pursuant to the terms of a Master Sale and Contribution Agreement by and between the Company and TPG SL SPV. The Company consolidates TPG SL SPV in its consolidated financial statements, and no gain or loss was recognized as a result of the contribution. Proceeds from the Revolving Credit Facility (Natixis) may be used to finance the acquisition of eligible assets by TPG SL SPV, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by TPG SL SPV through its ownership of TPG SL SPV. The facility size is subject to availability under the borrowing base, which is based on the amount of TPG SL SPV’s assets from time to time, and satisfaction of certain conditions, including an asset coverage test, an asset quality test and certain concentration limits.

The credit and security agreement provided for a contribution and reinvestment period for up to 18 months after the Natixis Closing Date, or the Natixis Commitment Termination Date. The Natixis Commitment Termination Date was November 8, 2013, at which point the reinvestment period of the Revolving Credit Facility (Natixis) expired and accordingly any undrawn availability under the facility terminated. Proceeds received by TPG SL SPV from interest, dividends or fees on assets are required to be used to pay expenses and interest on outstanding borrowings, and the excess can be returned to the Company, subject to certain conditions, on a quarterly basis. Prior to the Natixis Commitment Termination Date, proceeds received from principal on assets could be used to pay down borrowings or make additional investments. Following the Natixis Commitment Termination Date, proceeds received from principal on assets are required to be used to make payments of principal on outstanding borrowings on a quarterly basis. Proceeds received from interest and principal at the end of a reporting period that have not gone through the settlement process for these payment obligations are considered to be restricted cash.

On January 21, 2014, TPG SL SPV entered into an agreement to amend and restate the credit and security agreement (as amended, Revolving Credit Facility (Natixis)). The amended and restated facility, among other things:

•	increased the size of the facility from $100 million to $175 million;

•

reopened the reinvestment period thereunder for an additional period of six months following the closing date of January 21, 2014, which may be extended in the borrower’s sole discretion for an additional six-month period thereafter;

•	extended the stated maturity date from May 8, 2020 to January 21, 2021;

•	modified pricing; and

•	made certain changes to the eligibility criteria and concentration limits.

Amounts drawn under the amended and restated Revolving Credit Facility (Natixis) and the original credit and security agreement bear interest at LIBOR plus a margin or base rate plus a margin or, in the case of the amended and restated Revolving Credit Facility (Natixis), the lenders’ cost of funds plus a margin, in each case at TPG SL SPV’s option. TPG SL SPV’s ability to borrow at lenders’ cost of funds plus a margin lowers the interest rate currently applicable on the Company’s borrowings under the Revolving Credit Facility (Natixis). The undrawn portion of the commitment bears an unutilized commitment fee of 0.75%. The Revolving Credit Facility (Natixis) contains customary covenants, including covenants relating to separateness from the Adviser and its affiliates and long-term credit ratings with respect to the underlying collateral obligations, and events of default. The Revolving Credit Facility (Natixis) is secured by a perfected first priority security interest in the assets of TPG SL SPV and on any payments received by TPG SL SPV in respect of such assets, which accordingly are not available to pay the Company’s other debt obligations.

As of December 31, 2013 and 2012, TPG SL SPV had $184.3 million and $154.4 million, respectively, in investments at fair value, and $78.3 million and $67.3 million, respectively, in liabilities, including the outstanding borrowings, on its balance sheet. As of December 31, 2013 and 2012, TPG SL SPV had $6.3 million and $4.3 million, respectively, in restricted cash, a component of prepaid expenses and other assets, in the accompanying consolidated financial statements.

Borrowings of TPG SL SPV are considered the Company’s borrowings for purposes of complying with the asset coverage requirements of the 1940 Act.

Revolving Credit Facility (DBTCA)

On September 28, 2011, the Company entered into a revolving credit facility with Deutsche Bank Trust Company Americas, or DBTCA. At closing, the maximum principal amount of the revolving credit facility was $150 million, subject to availability under the borrowing base. On December 22, 2011, the revolving credit facility was amended and restated (as amended the Revolving Credit Facility (DBTCA)). Under the Revolving Credit Facility (DBTCA), the maximum principal amount was increased from $150 million to $250 million subject to availability under a borrowing base. Proceeds from the Revolving Credit Facility (DBTCA) could have been used for investment activities, expenses, working capital requirements and general corporate purposes.

During July 2013, the Company reduced the capacity of the Revolving Credit Facility (DBTCA) from $250 million to $100 million. The elective reduction did not have a significant effect on the Company’s liquidity as (i) the Company’s borrowings are limited by the 1940 Act’s asset coverage requirement; and (ii) there was adequate availability under the Company’s other credit facilities.

On November 5, 2013, the Company entered into an agreement to amend the Revolving Credit Facility (DBTCA) by extending the stated maturity date from December 22, 2013 to June 30, 2014. The Revolving Credit Facility (DBTCA) would have matured upon the earlier of June 30, 2014 and 25 days prior to a qualifying initial public offering of the Company. On February 27, 2014, The Company terminated the Revolving Credit Facility (DBTCA), effective March 4, 2014. The outstanding balance under the Revolving Credit Facility (DBTCA) was paid down prior to terminating the facility. The Company did not incur any fees or penalties in conjunction with the termination.

The Revolving Credit Facility (DBTCA) was secured by a perfected first priority security interest in the unfunded capital commitments of the Company’s existing investors.

Interest rates on obligations under the Revolving Credit Facility (DBTCA) were based on prevailing LIBOR or prime lending rate plus an applicable margin. The Company could have elected either the LIBOR or prime rate at the time of draw-down, and loans could have been converted from one rate to another at any time, subject to certain conditions. The Company also paid a fee of 0.375% on undrawn amounts of the Revolving Credit Facility (DBTCA). In respect of each letter of credit, the Company paid a fee and a fixed rate while the letter of credit was outstanding.

The Revolving Credit Facility (DBTCA) contained customary covenants on the Company and its subsidiaries, including requirements to deposit all capital call proceeds into a collateral account, restrictions on certain distributions, and restrictions on certain types and amounts of indebtedness. The Revolving Credit Facility (DBTCA) also included customary events of default.

As of December 31, 2013 and December 31, 2012, the Company was in compliance with the terms of its debt obligations.

8. Commitments and Contingencies

Portfolio Company Commitments

From time to time, the Company may enter into commitments to fund investments. As of December 31, 2013 and 2012, the Company had the following commitments to fund investments:

	December 31, 2013	December 31, 2012
Senior secured revolving loan commitments	$18,374	$17,500
Senior secured term loan commitments	36,600	14,500

Total Portfolio Company Commitments	$54,974	$32,000

Other Commitments and Contingencies

As of December 31, 2013 and 2012, the Company had $1.5 billion and $1.4 billion, respectively, in total capital commitments from investors ($1.0 billion and $0.9 billion unfunded, respectively). Of these amounts, $117.1 million and $114.1 million, respectively, is from the Adviser and its affiliates ($76.7 million and $76.6 million unfunded, respectively).

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2013, management is not aware of any pending or threatened litigation.

9. Net Assets

During the years ended December 31 2013 and 2012, the Company entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including the Adviser and its affiliates, providing for the private placement of the Company’s Common Stock. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase the Company’s Common Stock up to the amount of their respective capital commitments on an as-needed basis as determined by the Company with a minimum of 10 business days’ prior notice. Offering costs associated with the private placements were absorbed by the Adviser.

The following tables summarize the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements during the years ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
	Shares Issued (1)	Proceeds Received
February 20, 2013	2,079,224	$31,857
September 26, 2013	1,633,829	25,000

Total Capital Drawdowns	3,713,053	$56,857

	Year Ended December 31, 2012
	Shares Issued (1)	Proceeds Received
February 15, 2012	435,061	$6,429
February 22, 2012	2,368,398	35,000
March 29, 2012	5,076,511	75,000
May 31, 2012	892,058	13,459
June 29, 2012	2,319,591	35,000
September 26, 2012	1,496,143	22,698
December 21, 2012 (2)	6,611,659	100,000

Total Capital Drawdowns	19,199,421	$287,586

(1)	As further described in Note 9, the indicated amounts have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.
(2)	As of December 31, 2012, there were $1.9 million in capital drawdowns outstanding from investors. On January 4, 2013, all outstanding amounts had been received by the Company.

On December 31, 2013, the Company delivered a capital drawdown notice to its investors relating to the sale of 4,234,501 shares of the Company’s common stock, par value $0.01 per share for an aggregate offering price of $65.0 million. The sale closed on January 15, 2014.

Pursuant to the Company’s dividend reinvestment plan, the following tables summarize the shares issued to investors who have not opted out of the Company’s dividend reinvestment plan:

	Year Ended December 31, 2013
Date Declared	Record Date	Date Shares Issued	Shares Issued (1)
December 31, 2012	December 31, 2012	March 12, 2013	343,981
March 12, 2013	March 31, 2013	May 7, 2013	436,728
June 30, 2013	June 30, 2013	August 6, 2013	469,799
September 30, 2013	September 30, 2013	November 5, 2013	479,534

Total Shares Issued			1,730,042

(1)	As further described in Note 9, the indicated amounts for dates prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

	Year Ended December 31, 2012
Date Declared	Record Date	Date Shares Issued	Shares Issued (2)
December 31, 2011(1)	December 31, 2011	March 20, 2012	22,870
March 20, 2012	March 31, 2012	May 16, 2012	97,214
May 9, 2012	June 30, 2012	August 7, 2012	221,098
September 30, 2012	September 30, 2012	November 13, 2012	271,838

Total Shares Issued			613,020

(1)	On March 20, 2012, 1,934 shares were issued to the Adviser in connection with its then participation in the dividend reinvestment plan.
(2)	As further described in Note 9, the indicated amounts have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

The number of shares issued through the dividend reinvestment plan was determined by dividing the total dollar amount of the dividend payable to such investor by the net asset value per share of the Common Stock on the record date of the dividend. The Common Stock issued through the dividend reinvestment plan was rounded down to the nearest whole share to avoid the issuance of fractional shares, and fractional shares were paid in cash.

On December 3, 2013, the Board approved a stock split in the form of a stock dividend pursuant to which the Company’s stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. The Company distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. The Company has retroactively applied the effect of the stock split to the financial information presented herein by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676. As of December 31, 2013, the Company’s issued and outstanding shares totaled 37,026,023, as adjusted for the stock split.

10. Earnings per share

The following table sets forth the computation of basic and diluted earnings per common share:

	Year Ended
	December 31, 2013	December 31, 2012
Increase in net assets resulting from operations	$66,983	$39,595
Weighted average shares of common stock outstanding—basic and diluted (1)	34,635,208	20,541,475
Earnings per common share—basic and diluted (1)	$1.93	$1.93

(1)	As further described in Note 9, the indicated amounts for periods prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

11. Dividends

The following tables summarize dividends declared during the years ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
Date Declared	Record Date	Payment Date	Dividend per Share (2)
March 12, 2013	March 31, 2013	May 6, 2013	$0.38
June 30, 2013	June 30, 2013	July 31, 2013	0.40
September 30, 2013	September 30, 2013	October 31, 2013	0.38
December 31, 2013 (1)	December 31, 2013	January 30, 2014	0.40

Total Dividends Declared			$1.56

(1)	December 31, 2013 declared dividend includes a special dividend of $0.03 per share.
(2)	As further described in Note 9, the indicated amounts for dates prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

	Year Ended December 31, 2012
Date Declared	Record Date	Payment Date	Dividend per Share (2)
March 20, 2012	March 31, 2012	May 7, 2012	$0.16
May 9, 2012	June 30, 2012	August 3, 2012	0.32
September 30, 2012	September 30, 2012	October 30, 2012	0.36
December 31, 2012 (1)	December 31, 2012	January 31, 2013	0.33

Total Dividends Declared			$1.17

(1)	December 31, 2012 declared dividend includes a special dividend of $0.01 per share.
(2)	As further described in Note 9, the indicated amounts have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

The dividends declared during the years ended December 31, 2013 and December 31, 2012, were derived from net investment income and long-term capital gains, determined on a tax basis.

12. Income Taxes

The following reconciles Increase in net assets resulting from operations for the fiscal years ended December 31, 2013, 2012 and 2011, to undistributed taxable income at December 31, 2013, 2012 and 2011:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase in net assets resulting from operations	$66,983	$39,595	$813
Adjustments:
Net unrealized gain on investments	(8,386)	(7,211)	(2,312)
Other income (expense) for tax purposes, not book	562	(670)	111
Deferred organization costs	(100)	(100)	1,425
Other expenses not currently deductible	243	49	347
Other book-tax differences	(901)	92	272

Undistributed Taxable Income	$58,401	$31,755	$656

Note:	Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. In addition, due to the Company’s differing fiscal, tax, and excise tax year ends, the best estimates available are recorded to the above accounts in the period that such differences arise or are identifiable.

During the year ended December 31, 2013, permanent differences were principally related to $0.2 million attributable to accrued U.S. federal excise taxes, $3.0 million of recharacterization of prepayment penalties for tax purposes between ordinary income and capital gains and $1.4 million on the disposition of investments with PIK earnings not previously recognized for tax purposes. During the year ended December 31, 2012, permanent differences of $46 thousand were principally attributable to accrued U.S. federal excise taxes. During the year ended December 31, 2011, permanent differences were primarily attributable to $54 thousand of nondeductible net operating losses incurred by the Company in respect of the Company’s taxable year ended March 31, 2011, and were recorded as a decrease to the Company’s additional paid-in capital and accumulated net investment income (loss) as of December 31, 2011.

We neither have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our inception-to-date federal tax year remains subject to examination by the Internal Revenue Service.

The tax cost of the Company’s investments as of December 31, 2013, 2012 and 2011, approximates their amortized cost.

13. Financial Highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following are the financial highlights for one share of Common Stock outstanding during the years ended December 31, 2013, 2012, and 2011. There was no activity for the period from July 21, 2010 (inception) to December 31, 2010 other than the initial issuance of Common Stock.

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from July 21, 2010 (inception) to December 31, 2010
Per Share Data (3)(4)
Net asset value, beginning of period	$15.19	$14.71	$0.01	$—
Issuance of Common Stock at prices above net asset value	—	—	14.98	0.01
Net investment income (loss)	1.66	1.36	(0.44)	—
Net realized and unrealized gains	0.23	0.29	0.22	—

Total from investment operations	1.89	1.65	(0.22)	—
Dividends declared from net investment income	(1.36)	(1.06)	(0.06)	—
Dividends declared from realized gains	(0.20)	(0.11)	—	—

Total increase in net assets	0.33	0.48	14.70	0.01

Net Asset Value, End of Period	$15.52	$15.19	$14.71	$0.01

Shares Outstanding, End of Period (4)	37,026,023	31,582,954	11,770,514	66,676
Total Return (1)	12.44%	11.3%	n.m.	N/A
Ratios / Supplemental Data
Ratio of net expenses to average net assets	6.4%	6.9%	10.9%	N/A
Ratio of net investment income (loss) to average net assets	12.3%	8.4%	(2.4%)	N/A
Net assets, end of period	$574,696	$479,803	$173,092	$1
Weighted-average shares outstanding	34,635,208	20,541,475	3,347,602	4,467
Total committed capital, end of period (2)	$1,500,000	$1,402,970	$1,211,246	$1
Ratio of total contributed capital to total committed capital, end of period	34.5%	32.8%	14.3%	100%
Year of formation	2010	2010	2010	2010

(1)	U.S. GAAP requires that total return be calculated as the change in net asset value per share during the period plus declared dividends per share, divided by the beginning net asset value per share. For the year ended December 31, 2011, calculating total return in such a manner does not adjust for the effect of the initial seed funding as part of the Company’s formation (at $1 per share) and accordingly the information is not meaningful. Excluding the effect of the initial seed funding, total return for the period July 1, 2011 through December 31, 2011 would be (1.58%).
(2)	As of December 31, 2013, 2012 and 2011, the amount includes commitments from the Adviser and its affiliates of $117.1, $114.1 and $70.4 million, respectively.
(3)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted.
(4)	As further described in Note 9, the indicated amounts for activity prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

14. Selected Quarterly Financial Data (Unaudited)

	2013
	Q4	Q3		Q2	Q1
Investment Income	$27,569	$23,298		$20,940	$20,802
Net Expenses	$10,576	$8,713		$8,123	$7,696
Net Investment Income	$16,993	$14,585		$12,817	$13,106
Net Gains on Investments	$4,063	$1,674		$1,391	$2,355
Increase in Net Assets Resulting from Operations	$21,056	$16,259		$14,208	$15,461
Net Asset Value per Share as of the End of the Quarter	$15.52	$15.35	(1)	$15.29 (1)	$15.27 (1)

	2012
	Q4	Q3		Q2	Q1
Investment Income	$18,169	$14,554		$11,314	$6,974
Net Expenses	$7,277	$6,637		$4,711	$4,357
Net Investment Income	$10,892	$7,917		$6,603	$2,617
Net Gains on Investments	$1,568	$5,664		$1,165	$3,169
Increase in Net Assets Resulting from Operations	$12,460	$13,581		$7,768	$5,786
Net Asset Value per Share as of the End of the Quarter (1)	$15.19	$15.12		$14.92	$14.88

	2011
	Q4	Q3		Q2	Q1
Investment Income	$3,764	$1,551		$—	$—
Net Expenses	$2,835	$1,789		$636	$1,554
Net Investment Income (Loss)	$929	$(238)		$(636)	$(1,554)
Net Unrealized Gains	$937	$1,375		$—	$—
Increase (Decrease) in Net Assets Resulting from Operations	$1,866	$1,137		$(636)	$(1,554)
Net Asset (Liability) Value per Share as of the End of the Quarter (1)	$14.71	$14.50		$14.06	$(23.31)

(1)	As further described in Note 9, the indicated amounts for periods prior to December 3, 2013 have been retroactively adjusted for the stock split which was effected in the form of a stock dividend.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s Long-Term Credit Issue Ratings

The following descriptions of Standard & Poor’s long-term issue credit ratings have been published by Standard & Poor’s Financial Services LLC:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Long-Term Corporate Obligation Ratings:

The following descriptions of Moody’s long-term corporate obligation ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics, Inc.:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Corporate Bond Ratings:

The following descriptions of Fitch Ratings’ long-term corporate finance obligations ratings have been published by Fitch Ratings, Inc. and Fitch Ratings Ltd:

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

             Shares

Common Stock

TPG SPECIALTY LENDING, INC.

PROSPECTUS

                         , 2014

Joint Book-Running Managers

J.P. Morgan	BofA Merrill Lynch	Goldman, Sachs & Co.

Citigroup	Wells Fargo Securities	Barclays

Co-Managers

TPG Capital BD, LLC	Janney Montgomery Scott	JMP Securities

TPG SPECIALTY LENDING, INC.

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of TPG Specialty Lending, Inc. are provided in Part A of this Registration Statement:

(2)	Exhibits

(a)	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed on March 14, 2011)

(b)	Bylaws (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed on March 14, 2011)

(c)	Not applicable

(d)(1)	Form of Subscription Agreement in connection with the Private Offerings (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 filed on January 14, 2011).

(d)(2)	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Annual Report on Form 10-K filed on March 22, 2012)

(e)	Dividend Reinvestment Plan of TPG Specialty Lending, Inc. (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed on March 22, 2012)

(f)	Not applicable

(g)	Amended and Restated Investment Advisory and Management Agreement, dated December 12, 2011, between the Company and the Adviser (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2011).

(h)	Form of Underwriting Agreement (1)

(i)	Not applicable

(j)(1)	Custodian Agreement dated November 29, 2012 between TPG Specialty Lending, Inc. and State Street Bank and Trust Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 4, 2012)

(k)(1)	Form of Indemnification Agreement between the Company and certain officers and directors (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed on March 14, 2011)

(k)(2)	Administration Agreement, dated as of March 15, 2011, between the Company and the Adviser (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 15, 2011)

(k)(3)	Revolving Credit Agreement, dated September 28, 2011, among TPG Specialty Lending Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Party Thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed on November 14, 2011)

(k)(4)	First Amendment to Revolving Credit Agreement, dated September 28, 2011, among TPG Specialty Lending, Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Party Thereto (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed on November 14, 2011)

(k)(5)	Amended and Restated Revolving Credit Agreement, dated December 22, 2011, among TPG Specialty Lending, Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Party (incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed on March 22, 2012)

(k)(6)	Revolving Credit and Security Agreement, dated May 8, 2012, among TPG SL SPV, LLC, as Borrower, the Lenders from Time to Time Parties Hereto, Natixis, New York Branch, as Facility Agent and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 13, 2012)

(k)(7)	Master Sale and Contribution Agreement by and between TPG Specialty Lending, Inc., as the Originator and TPG SL SPV, LLC, as the Buyer, dated as of May 8, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 13, 2012)

(k)(8)	Senior Secured Revolving Credit Agreement, dated as of August 23, 2012, among TPG Specialty Lending, Inc., as Borrower, the Lenders Party Hereto and SunTrust Bank, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2012)

(k)(9)	First Amendment to Amended and Restated Revolving Credit Agreement, dated October 31, 2012, among TPG Specialty Lending, Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Named Herein (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2012)

(k)(10)	Instrument of Removal, Appointment and Acceptance, dated November 29, 2012, among State Street Bank and Trust Company and TPG SL SPV, LLC, TPG Specialty Lending, Inc. and the Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 2, 2013)

(k)(11)	Second Amendment to Amended and Restated Revolving Credit Agreement, dated May 7, 2013, among TPG Specialty Lending, Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Named Herein (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2013)

(k)(12)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 2, 2013, among TPG Specialty Lending, Inc., the lenders party thereto, SunTrust Bank as administrative agent and JPMorgan Chase Bank N.A. as syndication agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 9, 2013)

(k)(13)	Amendment No. 1 dated July 17, 2013 to Revolving Credit and Security Agreement, dated May 8, 2012, among TPG SL SPV, LLC, as Borrower, the Lenders from Time to Time Parties Hereto, Natixis, New York Branch, as Facility Agent and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2013)

(k)(14)	Third Amendment to Amended and Restated Revolving Credit Agreement, dated November 5, 2013, among TPG Specialty Lending, Inc., as Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and Lenders Named Herein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 7, 2013)

(k)(15)	Amended and Restated Revolving Credit and Security Agreement, dated as of January 21, 2014, among TPG SL SPV, LLC, as Borrower, the Lenders from Time to Time Parties Hereto, Natixis, New York Branch, as Facility Agent and State Street Bank and Trust Company, as Collateral Agent (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on March 4, 2014)

(k)(16)	Amended and Restated Master Sale and Contribution Agreement by and between TPG Specialty Lending, Inc., as the Originator and TPG SL SPV, LLC, as the Buyer, dated as of January 21, 2014 (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on March 4, 2014)

(k)(17)	Second Amended and Restated Senior Secured Credit Agreement, dated February 27, 2014, among TPG Specialty Lending, Inc., as Borrower, the Lenders Party Hereto and SunTrust Bank, as Administrative Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on March 4, 2014).

(l)	Form of Opinion and Consent of Cleary Gottlieb Steen & Hamilton LLP (1)

(m)	Not applicable

(n)(1)	Consent of Cleary Gottlieb Steen & Hamilton LLP (1)

(n)(2)	Consent of KPMG LLP

(n)(3)	Report of KPMG LLP

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of TPG Specialty Lending, Inc. and TSL Advisers, LLC (1)

(1)	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$6,440
FINRA filing fee	8,000
New York Stock Exchange listing fees		(1)
Printing expenses		(1)
Legal fees and expenses		(1)
Accounting fees and expenses		(1)
Miscellaneous		(1)

Total	$14,440

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of December 31, 2013.

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	56

Item 30.	Indemnification

Section 145 of the Delaware General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

In addition, we have entered into indemnification agreements with our directors and officers that provide for a contractual right to indemnification to the fullest extent permitted by the Delaware General Corporation Law. A form of the indemnification agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

We may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to our employees and agents similar to those conferred to our directors and officers. The rights to indemnification and to the advance of expenses are subject to the requirements of the 1940 Act to the extent applicable. Any repeal or modification of our certificate of incorporation by our stockholders will not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

The Investment Advisory Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under these Agreements or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee (each such person hereinafter an “Indemnitee”), on the same general terms set forth in the certificate of incorporation.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC on March 28, 2013 (SEC File No. 801-72185), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	The Registrant, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102;

(2)	The transfer agent, State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116;

(3)	The custodian, State Street Bank and Trust Company, 1 Lincoln Street Boston, MA 02111; and

(4)	The Adviser, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 4th day of March, 2014.

TPG SPECIALTY LENDING, INC.

By:	/s/ Michael Fishman
Name: Michael Fishman
Title: Co-Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Fishman	Co-Chief Executive Officer and Director	March 4, 2014
Michael Fishman	(Principal Executive Officer)

*	Co-Chief Executive Officer,	March 4, 2014
Joshua Easterly	Director and Chairman of the Board of Directors

*	Chief Financial Officer	March 4, 2014
Alan Kirshenbaum	(Principal Financial and Accounting Officer)

*	Director and Chairman of the Audit Committee	March 4, 2014
John A. Ross

*	Director	March 4, 2014
Richard A. Higginbotham

*	Director	March 4, 2014
Ronald K. Tanemura

*By:	/s/ Michael Fishman
Michael Fishman
Attorney-in-Fact